[Front Cover]

Aetna Mutual Funds

Annual
Report
October 31, 1995

[Aetna logo]

Table of Contents

President's Letter                        1
Investment Review                         2
Portfolios of Investments:
 Money Market Fund                       20
 Government Fund                         24
 Bond Fund                               25
 Tax-Free Fund                           27
 The Aetna Fund                          29
 Growth and Income Fund                  43
 Growth Fund                             67
 Small Company Growth Fund               69
 International Growth Fund               72
 Asian Growth Fund                       77
Statements of Assets and Liabilities     80
Statements of Operations                 84
Statements of Changes in Net Assets      88
Notes to Financial Statements            98
Financial Highlights                    111
Independent Auditors' Report            121

President's Letter

Dear Fellow Shareholder,

Thank you for placing your trust and confidence in Aetna and investing in Aetna Mutual Funds. We are very pleased to bring you this annual report of the status and performance of your Funds.

The past year has seen a substantial recovery in the fixed income markets which, combined with strong corporate earnings, has driven the stock market advance. Actions of the Federal Reserve have been successful in controlling domestic growth and inflation. The overall economic environment has made 1995 a very good year for both bond and stock domestic investments. Currency fluctuations played a major role affecting performance in international markets.

For the future, our view of the financial markets remains positive. Despite reaching record high levels, the stock market does not appear to be overvalued. Moderate economic growth with low inflation should continue to maintain interest rate levels favorable to the bond market. With careful market selection and disciplined management strategies, we continue to be optimistic about the growth potential of international investing.

As you know, the Board of Directors recently approved plans of reorganization and liquidation for the Asian Growth Fund and the Tax-Free Fund, respectively, subject to approval of the shareholders of these Funds. We believe these actions are necessary because of a lack of sales and shareholder interest in these products. Going forward, we will continue to concentrate our efforts on the management and growth of our other Funds which meet our shareholders' investment needs.

In our April Semi-Annual Report, we mentioned changes in portfolio composition and management strategies in The Aetna Fund and the Aetna Growth and Income Fund. We are pleased with the results of these actions to date. With over $1 billion in assets, the Aetna family of funds continues to grow with investments from retirement plans and sales from our agents. At $2.7 trillion in assets, the mutual fund industry, of which we are proud to be a part, continues to show strong growth.

Thank you for investing in our Funds.

Yours sincerely,

/s/ Shaun P. Mathews

Shaun P. Mathews
President

*********************************[LINE GRAPH]*********************************
                                Money Market Fund
                         Growth of a $10,000 Investment

                One Year Period         Avg. Annual Return
                Ended 10/31/95          Since Inception*
Select Class         5.95%                   4.32%
Adviser Class        5.95%                   5.41%

               Dec-91                                                                                                         Oct-95
Aetna Money
 Market Fund
(Select Class) 10000  10104  10210  10308  10404  10488  10572  10657  10745  10835  10935  11058  11206  11366  11537  11706  11762
Donoghue Public
  Money Market
  Funds        10000  10096  10184  10263  10334  10404  10472  10540  10610  10683  10771  10877  11001  11147  11297  11444  11493

******************************************************************************

Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Donoghue Public Money Market Funds represents the average return for the universe of public money market funds.

*Date of inception was December 27, 1991.

                              Money Market Fund

The Money Market Fund produced a total return of 5.95% for the twelve month period ended October 31, 1995, exceeding the 5.29% return of the average money market fund as reported by IBC/Donoghue. The Fund also performed well versus the universe of money market funds tracked by Lipper Analytical Services, ranking in the top 2% (4 out of 250) of the universe over a one year period. As of October 31, 1995 the Money Market Fund had an average maturity of 54 days and reported a 7-day average yield of 5.65%.

1995 brought about a reversal in sentiment as the Federal Reserve shifted from a restrictive to accommodative bias by reducing short term interest rates by 25 basis points. This has created an inverted money market yield curve as the market has pushed down short term interest rates ahead of the Fed.

Our strategy to maintain a slightly shorter to neutral average maturity than the average money market fund and focus on securities with adjustable rate features enabled the Money Market Fund to take advantage of higher yields and provide above average performance.

We expect short term interest rates to decline into 1996. Recent data showing a continued slowdown in the manufacturing sector and weakening consumer demand does not bode well for economic growth prospects. The accompanying lack of inflationary pressures will keep the Federal Reserve bias towards an accommodative monetary policy. As the timing of the next rate cut is unknown and partially discounted, we will remain neutral with regard to average maturity. We continue to seek to provide attractive yields with emphasis placed on preservation of capital by adhering to strict credit quality standards and minimizing structural risks.

*********************************[LINE GRAPH]*********************************
                                 Government Fund
                         Growth of a $10,000 Investment

              One Year Period   Avg. Annual Return
              Ended 10/31/95    Since Inception*
Select Class       13.58%             5.81%
Adviser Class      11.60%             7.50%

                       Dec-93                                                         Oct-95
Aetna Government
 Fund (Select Class)   10000   9789    9739    9779    9815    10254  10779   10932   11092
Lehman Government
 Bond Index            10000   9699    9588    9629    9662    10117  10745   10935   11102


 *****************************************************************************

Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

*Date of inception was December 22, 1993.

                               Government Fund

The Government Fund Select Class shares generated a total return of 13.58% for the twelve month period ended October 31, 1995 versus a 15.38% return for the Lehman Government Bond Index, an unmanaged index. The Fund's performance for this period ranked in the top 31% (109 out of 347) of Morningstar's general government bond fund universe.

The dosages of anti-inflation medicine administered by the Federal Reserve appear to have been successful in slowing economic growth and reducing inflationary pressures. Following a disappointing 1994, the bond market staged a strong rally this year. Yields on the 30-year Treasury bond fell from a twelve month high of 8.17% in November, 1994 to 6.33% on October 31, 1995. While our cautious posture on interest rates early in the year detracted from first quarter performance, benefits derived from correctly anticipating a flatter yield curve partially offset the impact of this defensive stance.

The 25 basis point cut in the Federal Funds rate in July signaled the Federal Reserve's change to a more accommodative monetary policy. At this time, sluggish growth, moderate inflation and progress on deficit reduction support additional easing moves by the Fed. While we remain positive on the bond market into 1996, anticipation of further rate reductions has already edged interest rates lower. Yields on U.S. Treasury securities with maturities of five years or less are currently trading at or lower than the overnight Federal Funds rate.

The Fund's portfolio of securities emphasizes investments in U.S. Treasuries, Agencies, AAA-rated asset backed securities and supranational securities. While credit risk is minimized, we remind investors that the Fund's investments are still subjected to interest rate changes which could impact the net asset value of the Fund. Current economic conditions, however, cause us to look favorably on the long term outlook for the bond market.

*********************************[LINE GRAPH]*********************************
                                  Bond Fund
                         Growth of a $10,000 Investment

                One Year Period         Avg. Annual Return
                Ended 10/31/95          Since Inception*
Select Class        14.06%                     7.15%
Adviser Class       12.28%                     7.49%

                Dec-91                                                                                                        Oct-95
Aetna Bond Fund
 (Select Class) 10000  9899  10286  10862  10669  11161  11466  11775  11817  11535  11332  11431  11431  11920  12609  12826  13031
Lehman Aggregate
 Bond Index     10000  9872  10270  10712  10740  11184  11481  11780  11787  11449  11331  11400  11443  12021  12753  13003  13173

******************************************************************************

Total Return is calculated including reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

*Date of inception was December 27, 1991.

                                  Bond Fund

The Bond Fund Select Class shares generated a total return of 14.06% for the twelve month period ended October 31, 1995 as compared to a 15.65% return for the Lehman Aggregate Bond Index, an unmanaged index. The Fund's one-year performance earned a rank in the top 34% (66 out of 195) of Morningstar's universe of high quality corporate bond funds.

The Fund's defensive posture early in the 1995 detracted from first quarter performance as the bond market rallied in anticipation of a Federal Reserve move towards lower interest rates. However, correctly anticipating a flatter yield curve and overweighting the corporate sector while reducing exposure to the mortgage backed sector added incremental returns that partially offset the shorter duration stance. As a result of strong demand and market technicals, corporate bonds were the best performing investment grade sector for the period. Lower interest rates heightened concerns over refinancing activity and caused returns of mortgage backed securities to lag other sectors of the bond market.

Thus far, 1995 is proving to be a very good year for the bond market. The Federal Reserve's actions in 1994 and early 1995 were successful in stemming domestic growth and controlling inflationary pressures. With lower interest rates as a driver for higher bond prices this year, double digit returns were generated across all of the major fixed income sectors.

Our views on the bond market for the balance of 1995 and 1996 remain favorable. Slower economic growth, continued low inflation, and an eventual Federal budget deficit reduction agreement should combine to convince the Federal Reserve to reduce short term interest rates over the next several months. Our near term bias is to maintain a neutral duration stance since much of this good news has already been discounted in the market. Over the longer term, the current economic environment should bode well for bonds and other financial assets.

Investment Summary
 ----------------------------------------------------------------------
Top Ten Fixed-Income Securities
                                                           % of Total
                                                           Net Assets
                                                          -------------
U.S. Treasury (various issues)                                16.1%
First Chicago                                                  5.0%
International Bank for Reconstruction & Development            4.8%
Interamerican Development Bank                                 4.5%
Private Export Funding Corp.                                   3.9%
Empresa Dist Sur                                               3.7%
TRW, Inc.                                                      3.1%
Commercial Credit Co.                                          2.9%
Associates Corp.                                               2.9%
China International Trust                                      2.7%

*********************************[LINE GRAPH]*********************************
                                Tax-Free Fund
                         Growth of a $10,000 Investment

                One Year Period         Avg. Annual Return
                Ended 10/31/95          Since Inception*
Select Class         14.89%                  3.73%
Adviser Class        13.08%                  7.53%

                       Dec-93                                                          Oct-95
Aetna Tax-Free
 Fund (Select Class)   10000   9350    9420    9486    9389     9987    10204   10534   10694
Lehman Municipal
 Bond Index            10000   9451    9556    9621    9483    10153    10399   10698   10853

******************************************************************************

Total Return is calculated including reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

*Date of inception was December 22, 1993.

                                Tax-Free Fund

The Tax-Free Fund Select Class shares produced a total return of 14.89% for the twelve month period ended October 31, 1995, just ahead of the Lehman Municipal Bond Index's return of 14.85% for the same period. (The Lehman Municipal Bond Index is an unmanaged index.) This performance earned the Fund a rank in the top 15% (69 out of 457) of Morningstar's national municipal bond fund universe for the same one year period.

Municipal bonds vastly underperformed their taxable counterparts during the period, especially in the longer maturities. Most of the lagging performance was due to the lingering fear of flat-tax proposals, which would reduce or eliminate the tax advantage of municipal securities. Investors still interested in tax-exempt bonds tended to seek out shorter maturities due to their reduced price volatility. Insured bonds continued to dominate the new issue market, accounting for nearly half of the tax-exempt volume. The glut of AAA-rated insured bonds made prices in that sector relatively attractive.

At the same time, the supply of A-rated issues dwindled, causing yield spreads between highly-rated and lower-rated investment grade bonds to tighten. We took advantage of these developments--the "richness" of short term bonds and the "cheapness" of longer, insured paper--by selling some short-intermediate revenue bonds and short pre-refunded paper. We then purchased the more attractive 15 to 20 year insured bonds. Also, we bought one of the few attractive BBB-rated issues, Arapahoe County, Colorado Public Highway Authority, which performed well late in the period. These transactions helped to modestly increase duration, enabling the Fund to take advantage of declining yields.

*********************************[LINE GRAPH]*********************************
                                The Aetna Fund
                         Growth of a $10,000 Investment

                One Year Period         Avg. Annual Return
                Ended 10/31/95          Since Inception*
Select Class        19.45%                    9.05%
Adviser Class       17.32%                   12.41%

               Dec-91                                                                                                         Oct-95
The Aetna
 Fund (Select
 Class)        10000  10020  10307  10461  10675  10989  11115  11446  11714  11400  11270  11533  11516  12054  13081  13893  13938
Lehman
 Aggregate
 Bond Index    10000   9872  10270  10712  10740  11184  11481  11780  11787  11449  11331  11400  11443  12021  12753  13003  13173
S&P 500 Index  10000   9745   9936  10244  10768  11232  11288  11577  11845  11394  11438  12001  12002  13170  14425  15578  15521
60% S&P 500/
 40% Lehman
 Aggregate     10000   9796  10071  10433  10763  11220  11374  11668  11833  11428  11409  11773  11794  12719  13756  14521  14565

******************************************************************************

Total Return is calculated including reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum deferred sales charge for the applicable period.

*Date of inception was December 27, 1991.

                                The Aetna Fund

The Aetna Fund Select Class shares generated a total return of 19.45% for the twelve month period ended October 31, 1995, as compared to a return of 22.07% for the 60%/40% weighting of the S&P 500 and the Lehman Aggregate Bond Index, both unmanaged indices. The Fund's performance compared favorably with its universe of competitors, ranking in the top 30% (40 out of 133) of the asset allocation funds reported by Morningstar. The strong performance of the Fund during the past year is reflective of our positive view of both stocks and bonds. We maintained low levels of actual cash during the year.

Our stock allocation ranged from a neutral to an overweighted position with continued emphasis on large-cap stocks. Allocations made to small-cap and mid-cap stocks, while lagging large cap stocks, provided positive returns. Management of all equity categories was significantly enhanced during the past year as we incorporated a more quantitative and disciplined process in evaluating industries and companies.

Our bond allocation remained neutral but was positioned with a longer duration profile which allowed the Fund to benefit handsomely as interest rates declined across the yield curve. We remained overweighted in longer duration U.S. Treasuries and high quality corporate bonds. Our exposure to domestic and international high-yield securities, although modest, also enhanced performance results.

Our view of the financial markets generally remains positive. Moderate economic growth with low inflation should continue to foster favorable interest rate levels. Corporate earnings growth while abating is expected to remain above the historical average.

Investment Summary

 --------------------------------------------------------
Top Five Fixed Income Securities
                                             % of Total
                                             Net Assets
                                            -------------
U.S. Treasury (various issues)                   5.1%
Federal National Mortgage Association            4.0%
General Motors Acceptance Corp.                  1.5%
African Development Bank                         1.5%
Alcan Aluminum Ltd.                              1.4%

 --------------------------------------------------------
Top Five Equity Holdings
                                             % of Total
                                             Net Assets
                                            -------------
Exxon Corp.                                      1.3%
Johnson & Johnson                                1.2%
Royal Dutch Petroleum Co.                        1.2%
Ameritech Corp.                                  1.1%
Sprint Corp.                                     1.0%

 --------------------------------------------------------------------------
Portfolio Weightings -- Top and Bottom 5 Industry Over/Under Weightings

Industry                          Portfolio      S&P 500       Over/(Under)
------------------------------    -----------   ---------   ---------------
Metals & Mining                      2.5%         1.7%            0.8%
Utilities--Gas                       1.2%         0.6%            0.6%
Consumer Durables                    0.9%         0.5%            0.4%
Machinery, Equipment and
  Electrical Equipment               5.1%         4.7%            0.4%
Utilities--Electric                  4.1%         3.7%            0.4%
Food & Beverages                     5.0%         9.1%           -4.1%
Utilities--Telephone                 4.9%         8.8%           -3.9%
Pharmaceuticals & Health
  Technology                         5.6%         9.0%           -3.4%
Consumer Products                    0.4%         3.4%           -3.0%
Retail                               1.5%         4.5%           -3.0%

*********************************[LINE GRAPH]*********************************
                            Growth and Income Fund
                         Growth of a $10,000 Investment

                One Year Period         Avg. Annual Return
                Ended 10/31/95          Since Inception*
Select Class        22.58%                   9.75%
Adviser Class       20.90%                  16.00%

                Dec-91                                                                                                       Oct-95
Aetna Growth &
 Income Fund
 (Select Class) 10000  9940  9939  10304  10781  11058  10935  11203  11490  11147  11095  11409  11451  12127  13226  14351  14288
S&P 500 Index   10000  9745  9936  10244  10768  11232  11288  11577  11845  11394  11438  12001  12002  13170  14425  15578  15521

******************************************************************************

Total Return is calculated including reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

*Date of inception was December 27, 1991.

                            Growth and Income Fund

The Growth and Income Fund Select Class shares produced a total return of 22.58% for the twelve month period ended October 31, 1995, as compared to the S&P 500's return of 26.41% for the same period. (The S&P 500 is an unmanaged index.) The Fund's performance placed it in the top 35% (143 out of 409) of Morningstar's growth and income fund universe for the one year period.

We held only modest amounts of cash equivalents throughout the year, in keeping with our asset allocation disciplines which indicated (as they do still) that equities were attractively valued relative to bonds and cash. This strategy helped us to edge out most of our growth and income fund competitors, who tended to hold higher amounts of cash during the year. Compared to the expected return on fixed income investments, stock buyers are being offered an expected return advantage which is well above normal. However, the rate of corporate earnings growth will undoubtedly slow, and some earnings disappointments are in store. Stock selection will continue to be very important, and we believe that we are well-positioned to benefit from such a market environment.

We introduced a number of important improvements in the management of the Fund during the past year. Additions to the portfolio management team have led to some major enhancements to our investment process, allowing our traditional stock selection method to be augmented by a quantitative stock selection process. These enhancements have helped us to focus our stock selection on those stocks most likely to perform well. Strong stock selection has been an important contributor to our results.

Another important step taken in the management of the Fund over the past year is the increased diversification that has been built into the portfolio. Not only do we hold many more securities than had been the case previously, which helps us keep transaction costs low and controls stock-specific risk, but we also have participation in a number of diversifying asset classes which we believe will both enhance returns and reduce overall volatility in the long run.

We remain confident that our well-diversified, risk-controlled approach to equity investing will prove its worth over the long run.

Investment Summary
 --------------------------------------------
Top Ten Equity Holdings
                                 % of Total
                                 Net Assets
                                -------------
Exxon Corp.                          2.1%
Johnson & Johnson                    2.0%
Royal Dutch Petroleum Co.            1.8%
Ameritech Corp.                      1.7%
Mobil Corp.                          1.6%
Sprint Corp.                         1.4%
Schering Plough                      1.4%
Bristol-Myers Squibb Co.             1.3%
Chemical Banking Corp.               1.2%
General Electric Co.                 1.2%

 --------------------------------------------
Asset Allocation as of October 31, 1995
Large Cap Stocks                     73.1%
Mid Cap Stocks                        7.3%
Small Cap Stocks                      6.7%
Equity Real Estate Stocks             3.0%
Convertible Securities                1.6%
International Stocks                  4.7%
Cash Equivalents                      3.6%
                                -------------
  Total                             100.0%

--------------------------------------------------------------------------
Portfolio Weightings -- Top and Bottom 5 Industry Over/Under Weightings
Industry                          Portfolio      S&P 500       Over/(Under)
------------------------------    -----------   ---------   ---------------
Utilities--Electric                  5.7%         3.7%            2.0%
Metals & Mining                      3.2%         1.7%            1.5%
Banks                                7.8%         6.4%            1.4%
Machinery, Equipment and
  Electrical Equipment               6.1%         4.7%            1.4%
Financial Services                   4.0%         2.8%            1.2%
Oil & Gas                            9.0%         8.0%            1.0%
Consumer Products                    0.8%         3.4%           -2.6%
Retail                               1.9%         4.5%           -2.6%
Building, Construction &
  Commercial Services                1.5%         3.6%           -2.1%
Food & Beverages                     7.1%         9.1%           -2.0%
Computer Software                    1.1%         3.0%           -1.9%

*********************************[LINE GRAPH]*********************************
                                 Growth Fund
                         Growth of a $10,000 Investment

                One Year Period         Avg. Annual Return
                Ended 10/31/95          Since Inception*
Select Class        28.79%                  19.55%
Adviser Class       26.92%                  20.36%

                       Dec-93                                                         Oct-95
Aetna Growth Fund
 (Select Class)        10000   10250   9900    10550   10563   11340   12682   13883   13873
S&P 500 Index          10000    9619   9657    10132   10133   11119   12178   13151   13103

******************************************************************************

Total Return is calculated including reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

*Date of inception was December 22, 1993.

                                 Growth Fund

The Growth Fund Select Class shares produced a total return of 28.79% for the twelve month period ended October 31, 1995, outpacing the S&P 500's return of 26.41% for the same period. (The S&P 500 is an unmanaged index.) This one year performance placed the fund in the top 15% (106 out of 720) of Morningstar's growth fund universe.

One of the major market themes that favorably impacted the fund's performance was the increase in merger and acquisition activity in 1995. By focusing on issues that exhibited positive business momentum at a reasonable price, but were also cheap relative to the level of sales and cash flow, the fund benefited from several strategic actions. Corporate takeovers enhanced the value of holdings in CBS, National Gypsum, Clark Equipment, US Shoe and Southern Pacific. A merger with Pharmacia revitalized the growth prospects for Upjohn and corporate restructuring helped the price of ITT Corp. Considering the weak level of nominal GDP growth, many companies interested in maintaining growth rates must acquire either new products or new distribution. With corporate profits and free cash flow at a multi-year high, merger and acquisition activity should continue into 1996.

Individual stock selection also enhanced fund performance in 1995. Within the well-publicized strength of the technology sector, the Growth Fund achieved excellent performance from positions in Bay Networks, Micron Technology, Cisco Systems and Compaq Computer. In the finance group, another stellar performer in 1995, the fund benefited from positions in American International Group, Franklin Resources and Bank of Boston. We were disappointed with the earnings performance of the retailing group, however, as several holdings reported lackluster profits and were ultimately sold. That action underscores the intensely competitive business environment in the United States today, a climate that restrains inflationary pressure. The absence of inflationary pressure has bolstered the performance of financial assets versus tangible or real assets, leading to the strong performance of stock and bond markets this year.

Our review of the current state of the economy and financial markets causes us to reiterate our comments from the last semi-annual report. The substantial recovery in the fixed income markets coupled with strong corporate earnings has driven the stock market advance so far in 1995. The equity market may now have to wrestle with the notion that weak nominal GDP growth is not conducive to rapid profit growth. The stock market may be extended, but it does not appear to be grossly overvalued despite reaching record high ground. We believe that the issues that will perform best in such an uncertain economic environment will possess above average sales and earnings momentum and will be reasonably priced. The Aetna Growth Fund's approach is to emphasize such issues in security selection and portfolio construction.

Investment Summary
 --------------------------------------------
Top Ten Equity Holdings
                                 % of Total
                                 Net Assets
                                -------------
Amgen Inc.                           4.8%
Intel Corp.                          4.1%
Franklin Resources Inc.              3.7%
Hewlett Packard Co.                  3.6%
Boeing Co.                           3.6%
Deere & Co.                          3.5%
Bay Networks Inc.                    3.4%
Fluor Corp.                          3.3%
Motorola, Inc.                       3.2%
United Technologies Corp.            3.2%

----------------------------------------------------------------
Portfolio Weightings -- Top and Bottom 5 Industry Over/Under
Weightings

Industry                Portfolio      S&P 500       Over/(Under)
--------------------    -----------   ---------   ---------------
Metals & Mining            6.7%         1.7%            5.0%
Electrical &
  Electronics              8.9%         3.9%            5.0%
Aerospace & Defense        6.8%         2.5%            4.3%
Chemicals                  7.3%         3.1%            4.2%
Computers & Office
  Equipment                9.2%         5.2%            4.0%
Utilities--Telephone       5.0%         8.8%           -3.8%
Oil & Gas                  4.3%         8.0%           -3.7%
Banks                      2.9%         6.4%           -3.5%
Pharmaceuticals &
  Health Technology        7.4%         9.0%           -1.6%
Computer Software          1.1%         3.0%           -1.9%

*********************************[LINE GRAPH]*********************************
                          Small Company Growth Fund
                         Growth of a $10,000 Investment

                One Year Period         Avg. Annual Return
                Ended 10/31/95          Since Inception*
Select Class        30.39%                  18.01%
Adviser Class       28.44%                  18.55%

                     Dec-93                                                         Oct-95
Aetna
 Small Company
 Growth Fund
 (Select Class)      10000   10070    9650    10320   10130  11162   12525   14138   13547
S&P 500 Index        10000    9619    9657    10132   10133  11119   12178   13151   13103
Russell 2000 Index   10000    9735    9356    10005    9818  10270   11233   12343   11791

******************************************************************************

Total Return is calculated including reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

*Date of inception was December 22, 1993.

                          Small Company Growth Fund

The Small Company Growth Fund Select Class shares generated a total return of 30.39% for the twelve month period ended October 31, 1995, handily beating both the 26.41% return of the S&P 500 (an unmanaged, broad market index) and the 18.33% return of the Russell 2000 (an unmanaged, small-cap index). This one year performance placed the fund in the top 35% (79 out of 310) of Morningstar's small company fund universe.

Recent results were helped by an overweighting in capital goods, technology, oil service and healthcare, particularly drug stocks. In addition, the strong merger and acquisition environment helped performance as two companies in which we invested received attractive offers to merge with larger organizations. Results were hurt primarily by the correction seen in the technology sector late in the period and concerns regarding credit quality in the financial area. Finally, holdings in the communications area were hurt by recent softness in advertising rates.

We currently remain overweight in capital goods, consumer cyclicals and selected technology stocks. Recently we added to positions in consumer non-cyclicals and telephones since we find certain issues in these areas attractively priced.

Looking forward, we anticipate profit growth in 1996, but at lower levels than we saw this past year. For this reason, we believe the market will favor those companies that can show solid earnings growth, preferably through sales momentum. Companies that can achieve profit growth through cost cutting and restructuring of businesses will also be favored.

We continue to believe that our disciplined approach of focusing on those companies demonstrating the greatest business momentum and selling at reasonable levels will continue to fare well in the year ahead.

Investment Summary
 -------------------------------------------------
Top Ten Equity Holdings
                                      % of Total
                                      Net Assets
                                     -------------
Biovail Corp. International               3.9%
BMC Industries, Inc.                      3.3%
Wolverine World Wide, Inc.                3.2%
Stratus Computer, Inc.                    3.1%
Indresco Inc.                             3.0%
National Gaming Corp.                     2.7%
Topps Co., Inc.                           2.6%
FTP Software, Inc.                        2.5%
Hexcel Corp.                              2.4%
New World Communications Group            2.1%

----------------------------------------------------------------
Portfolio Weightings -- Top and Bottom 5 Industry Over/Under
Weightings

Industry                Portfolio      S&P 500       Over/(Under)
--------------------    -----------   ---------   ---------------
Restaurants, Hotels
  & Entertainment          9.2%         1.0%            8.2%
Electrical &
  Electronics              9.2%         3.9%            5.3%
Retail                     8.5%         4.5%            4.0%
Insurance                  7.2%         3.8%            3.4%
Pharmaceuticals &
  Health Technology       12.1%         9.0%            3.1%
Utilities--Telephone       4.0%         8.8%           -4.8%
Food & Beverages           5.3%         9.1%           -3.8%
Oil & Gas                  5.0%         8.0%           -3.0%
Autos & Auto
  Equipment                0.3%         2.8%           -2.5%
Utilities--Electric        1.7%         3.7%           -2.0%

*********************************[LINE GRAPH]*********************************
                          International Growth Fund
                         Growth of a $10,000 Investment

                One Year Period         Avg. Annual Return
                Ended 10/31/95          Since Inception*
Select Class       -0.04%                    4.93%
Adviser Class      -1.81%                    0.53%

                Dec-91                                                                                                    Oct-95
Aetna
International
 Growth Fund
 (Select Class) 10000  9310  9520  9170  8916  9398  10010  10823  11624  11457  11572  11832  11631  11350  11485  12386  12025
MSCI EAFE
 Index          10000  8821  9016  9160  8815  9880  10882  11611  11719  12136  12765  12786  12663  12909  13013  13566  13205

******************************************************************************

Total Return is calculated including income and capital gains distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

*Date of inception was December 27, 1991.

International Growth Fund

The International Growth Fund Select Class shares had a total return of -0.04% for the year ended October 31, 1995, just ahead of the -0.07% return of its benchmark, the MSCI Europe, Australia, and Far East Index (an unmanaged index). This one year return placed the fund in the top 38% (99 out of 261) of Morningstar's foreign stock fund universe.

Country allocation decisions added value during the period, particularly the decisions to overweight the United Kingdom and the smaller markets of the Pacific Basin. The underweighting of Japan also added value, despite sharp currency gains in the first part of the year. Currency fluctuations played a major role in the world's markets throughout the year. The US dollar's sharp declines during the first eight months of the period boosted returns to dollar-based investors, although the dollar's strength in late months dampened overall performance.

In the latter part of the year, the Japanese market posted gains in local terms as the Bank of Japan lowered interest rates, injecting liquidity into the market. We are optimistic that the Japanese market will perform relatively well based on improved earnings prospects resulting from the weaker yen. We have become more comfortable with Hong Kong, although concerns over the property sector still exist. In Malaysia the economy is overheating and officials have only begun to slow the pace of growth there. Australian market valuations remain reasonable and liquidity levels are high.

In the United Kingdom, corporate activity continues to drive the market and liquidity remains strong. We believe that the upside there is limited, however, and the market is unlikely to continue outperforming other markets in the short term. Continental European markets are reasonably valued with the exception of France, which we believe presents investment opportunities.

Investment Summary

 Country                     Portfolio*      MSCI EAFE
 -------------------------   ------------   ------------
Japan                             37%            39%
United Kingdom                    18%            17%
Other European                    17%            20%
France                             8%             7%
Germany                            6%             7%
Asia (Excluding Japan)             6%             7%
Other                              3%             3%

*As a percentage of net assets.

*********************************[LINE GRAPH]*********************************
                              Asian Growth Fund
                         Growth of a $10,000 Investment

                One Year Period         Avg. Annual Return
                Ended 10/31/95          Since Inception*
Select Class       -11.54%                   -9.12%
Adviser Class      -13.11%                   -2.36%

                      Dec-93                                              Oct-95
Aetna Asian
 Growth Fund
 (Select Class)       10000  8220  8160   9300  8301  7940  8733    8472    8391
MS Combined
 Far East
 Ex. Japan
 Index                10000  8222  8731  10060  9260  8958  9240    9082    8937

******************************************************************************

Total Return is calculated including income and capital gains distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

*Date of inception was December 22, 1993.

                              Asian Growth Fund

The Asian Growth Fund Select Class shares produced a total return of -11.54% for the twelve month period ended October 31, 1995, compared to -10.97% for the Morgan Stanley Combined Far East Ex-Japan Index, an unmanaged index. This one year performance placed the fund in the top 31% (55 out of 178) of Morningstar's pacific stock fund universe.

Results for the year were affected by renewed concerns about emerging market investments. In addition, the Fund suffered to a certain extent as it was positioned for an autumn rally in regional markets which failed to materialize.

Asian markets failed to respond to the strength of the US stock and bond markets due to investor concern about economic overheating and the renewed weakness of the Mexican Peso which tainted all emerging markets. The focus of selling has been on the smaller markets of the region where poor liquidity has caused some markets to fall quite sharply while the more liquid markets of Hong Kong and Singapore remained more stable. Corporate earnings in the region continued to post double digit growth but rising headline inflation and efforts by regional governments to cool their economies kept domestic investors out of the market.


The prospects for the regional markets should remain mixed in the short term but improve towards the beginning of 1996 with growing evidence of economic cooling and a plateau in inflation rates. The Fund will remain exposed to those emerging markets in the region with the strongest underlying economic and corporate growth rates in anticipation of a broader recovery in emerging markets.

Investment Summary

                                     MS Combined
Country           Portfolio*      Far East Ex Japan
 --------------   ------------   --------------------
Hong Kong              34%                32%
Thailand               16%                14%
Malaysia               15%                23%
Singapore              10%                15%
Indonesia               9%                 6%
Philippines             7%                 4%
South Korea             6%                 5%

*As a percentage of net assets.

Portfolio of Investments
October 31, 1995

Money Market Fund
                              Principal       Market
                               Amount          Value
                             -----------   -------------
Asset-Backed Securities (9.0%)
Bridgestone/Firestone
  Master Trust, Inc.,
  5.80%, 11/02/95+++         $ 4,000,000   $  4,000,000
Bridgestone/Firestone
  Master Trust, Inc.,
  5.80%, 12/18/95+++           3,000,000      3,000,000
Bridgestone/Firestone
  Master Trust, Inc.,
  5.82%, 12/27/95+++           8,400,000      8,400,000
Dakota Certificates--
  Standard Credit Card
  Master Trust 1, 5.67%,
  12/05/95+++                  7,198,000      7,159,455
Dakota Certificates--
  Standard Credit Card
  Master Trust 1, 5.73%,
  01/17/96+++                  3,000,000      2,963,233
Dakota Certificates--
  Standard Credit Card
  Master Trust 1, 5.78%,
  12/14/95+++                  4,000,000      3,972,384
Ford Credit Auto Lease,
  6.00%, 05/15/96              2,558,124      2,557,685
                                           -------------
                                             32,052,757
                                           -------------
Certificate of Deposit (1.4%)
Deutsche Bank AG, 5.98%,
  07/15/96                     5,000,000      5,000,000
                                           -------------
Commercial Paper - Domestic (40.9%)
A. H. Robins Co., 5.70%,
  02/07/96+++                  2,000,000      1,968,967
American Express Credit
  Corp., 5.68%, 12/06/95       5,000,000      4,972,389
American Honda Finance
  Corp., 5.65%, 04/22/96       2,000,000      1,945,697
Avon Capital Corp.,
  5.90%, 12/15/95+++         $ 2,500,000   $  2,481,972
Caterpillar Financial
  Services Corp., 5.72%,
  11/17/95                     1,000,000        997,458
CCU of Michigan, 5.90%,
  11/01/95                    17,104,000     17,104,000
Ciesco L.P., 5.65%,
  02/06/96                     2,000,000      1,969,553
Corporate Asset Funding
  Co., Inc., 5.65%,
  01/30/96                     1,200,000      1,183,050
Corporate Asset Funding
  Co., Inc., 5.65%,
  02/15/96                     1,200,000      1,180,037
Corporate Asset Funding
  Co., Inc., 5.65%,
  11/03/95                     1,400,000      1,399,561
Countrywide Funding
  Corp., 5.80%, 11/13/95       4,000,000      3,992,267
Countrywide Funding
  Corp., 5.90%, 11/02/95       4,252,000      4,251,303
Dayton Hudson Corp.,
  5.77%, 12/04/95              2,500,000      2,486,777
Dayton Hudson Corp.,
  5.78%, 12/05/95              2,315,000      2,302,363
Finova Capital Corp.,
  5.90%, 11/21/95              6,000,000      5,980,333
Fleetwood Credit Corp.,
  5.86%, 11/03/95+++           2,000,000      1,999,349
Fleetwood Credit Corp.,
  5.75%, 11/29/95+++           3,000,000      2,986,583
General Signal Corp.,
  5.80%, 11/08/95+++           4,000,000      3,995,489

See Notes to Portfolio of Investments.

Government Development
  Bank of Puerto Rico,
  Mato Rey, 5.72%,
  12/28/95                   $ 2,500,000   $  2,477,358
Hertz Corp., 5.67%,
  11/07/95                     8,775,000      8,766,707
ITT Corp., 6.00%,
  11/03/95+++                  1,100,000      1,099,633
PACCAR Financial Corp.,
  5.67%, 11/09/95              2,500,000      2,496,850
Prudential Funding Corp.,
  5.90%, 11/01/95             17,000,000     17,000,000
Sears Roebuck Acceptance
  Corp., 5.80%, 11/03/95       7,160,000      7,157,693
Sheffield Receivables
  Corp., 5.69%, 11/14/95       3,985,000      3,976,812
Transamerica Finance
  Corp., 5.66%, 11/10/95       1,500,000      1,497,878
Transamerica Finance
  Corp., 5.67%, 11/30/95       2,000,000      1,990,865
Transamerica Finance
  Corp., 5.70%, 11/20/95       5,000,000      4,984,958
Travelers, Inc., 5.90%,
  11/01/95                    17,000,000     17,000,000
USL Capital Corp., 5.75%,
  11/15/95                     6,000,000      5,986,583
Whirlpool Corp., 5.75%,
  11/21/95                     1,600,000      1,594,889
Whirlpool Financial
  Corp., 5.72%, 02/05/96       4,500,000      4,431,360
Whirlpool Financial
  Corp., 5.75%, 11/28/95       1,100,000      1,095,256
                                           -------------
                                            144,753,990
                                           -------------
Commercial Paper - Foreign (8.0%)
Abbey National Plc,
  5.67%, 11/15/95            $ 6,000,000   $  5,986,770
Ford Capital B.V., 9.00%,
  06/01/96                       950,000        965,749
Province of British
  Columbia, 5.60%,
  03/18/96                     4,000,000      3,914,133
Province of British
  Columbia, 5.60%,
  04/12/96                     1,300,000      1,267,038
Skandinaviska Enskilda
  Banken Funding Inc.,
  5.76%, 01/16/96              3,000,000      2,963,520
Svenska Handelsbanken
  Inc., 5.64%, 02/29/96        3,000,000      2,943,600
Svenska Handelsbanken
  Inc., 5.68%, 02/14/96        3,000,000      2,950,300
Svenska Handelsbanken
  Inc., 5.70%, 11/27/95        5,000,000      4,979,417
Xerox Mexicana S.A. de
  C.V., 5.80%, 11/09/95        2,400,000      2,396,907
                                           -------------
                                             28,367,434
                                           -------------
Corporate Notes (16.3%)
American Express Credit
  Corp., 8.75%, 06/15/96       1,000,000      1,016,205
Bank One, Dayton, N.A.,
  5.95%, 10/02/96             16,400,000     16,400,000
Carco Auto Loan Trust
  1993-2, 5.915%, 11/15/98     4,500,000      4,500,000
Caterpillar Financial
  Services Corp., 5.810%,
  07/29/96                     5,000,000      5,000,000

Chrysler Financial Corp.,
  6.00%, 04/15/96            $ 1,000,000   $  1,000,026
Columbia/HCA Healthcare
  Corp., 5.96%, 07/28/97       1,750,000      1,749,462
Columbia/HCA Healthcare
  Corp., 5.96%, 07/28/97       1,000,000      1,000,000
Commercial Credit Co.,
  9.875%, 12/01/95             1,800,000      1,805,747
Dean Witter, Discover &
  Co., 6.079%, 12/15/95        7,000,000      7,001,253
FNB Boston Corp., 6.00%,
  05/10/96                     2,500,000      2,500,000
General Motors Acceptance
  Corp., 6.025%, 03/01/96      1,100,000      1,100,000
General Motors Acceptance
  Corp., 8.75%, 02/01/96       1,770,000      1,776,098
Greyhound Financial
  Corp., 6.125%, 02/15/96      3,425,000      3,425,577
Greyhound Financial
  Corp., 6.125%, 02/15/96      6,325,000      6,326,970
Hertz Corp., 9.125%,
  08/01/96                     1,200,000      1,226,014
Lockheed Martin Corp.,
  4.875%, 02/15/96             2,000,000      1,992,868
                                           -------------
                                             57,820,220
                                           -------------
Medium Term Notes (19.5%)
American Honda Finance
  Corp., 5.905%,
  08/01/96+++                  3,500,000      3,499,746
AT&T Capital Corp.,
  7.87%, 07/01/96              4,000,000      4,050,526
Deere (John) Capital
  Corp., 5.875%, 03/11/96    $ 8,250,000   $  8,250,000
Discover Credit Corp.,
  8.92%, 03/15/96              5,250,000      5,303,314
Federal National Mortgage
  Corp., 6.34%, 02/18/97       4,000,000      4,004,323
General Electric Capital
  Services, Inc., 6.15%,
  01/10/96                     5,000,000      4,999,801
Fleetwood Credit Corp.,
  6.09%, 02/08/96+++           4,000,000      4,001,729
Ford Motor Credit Co.,
  5.00%, 03/25/96              1,900,000      1,893,208
Ford Motor Credit Co.,
  8.95%, 06/14/96              1,000,000      1,018,137
Ford Motor Credit Co.,
  9.07%, 07/05/96                500,000        509,997
Ford Motor Credit Co.,
  9.10%, 06/10/96              3,600,000      3,659,388
Ford Motor Credit Co.,
  9.20%, 07/16/96                500,000        509,906
General Motors Acceptance
  Corp., 6.055%, 04/13/98      6,500,000      6,504,018
General Motors Acceptance
  Corp., 6.187%, 04/22/96      1,650,000      1,651,070
International Lease
  Finance Corp., 4.98%,
  09/02/96                       500,000        495,824
Potomac Capital
  Investment Corp.,
  6.398%, 02/16/96+++          3,000,000      3,002,229
Shawmut Bank of
  Connecticut, 5.895%,
  05/10/96                    13,000,000     12,999,882

Textron Financial Corp.,
  6.28%, 11/24/95+++         $2,700,000    $  2,700,168
                                           -------------
                                             69,053,266
                                           -------------
U.S. Government Agency Obligations (3.1%)
Federal Farm Credit Bank,
  5.85%, 04/24/96             6,000,000       5,998,419
Student Loan Marketing
  Association, FRN, 6.20%,
  01/21/97                    5,000,000       5,003,164
                                           -------------
                                             11,001,583
                                           -------------
Total Investments
  (cost $348,049,250) (a)                  $348,049,250
Other assets less liabilities                 6,200,881
                                           -------------

                                           -------------
Total Net Assets                           $354,250,131

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains and losses at October 31, 1995.

+++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

Portfolio of Investments
October 31, 1995

Government Fund
                               Principal       Market
                                 Amount        Value
                               ----------   ------------
Long Term Bonds and Notes (87.4%)
U.S. Government Obligations (29.1%)
U.S. Treasury Bond, 7.50%,
  11/15/24                     $1,500,000   $ 1,717,031
U.S. Treasury Bond,
  10.375%, 11/15/12             2,000,000     2,686,874
U.S. Treasury Strip, Zero
  Coupon, 05/15/03              2,000,000     1,281,774
                                            ------------
                                              5,685,679
                                            ------------
U.S. Government Agency Mortgage-Backed Securities
  (25.9%)
Federal National Mortgage
  Association, 4.95%,
  09/30/98                      4,000,000     3,894,860
Government National
  Mortgage Association,
  9.00%, 07/15/16                 560,240       589,478
Government National
  Mortgage Association,
  9.00%, 05/15/16                 547,785       576,373
                                            ------------
                                              5,060,711
                                            ------------
U.S. Agency Obligations (24.0%)
Private Export Funding
  Corp., 5.48%, 09/15/03          800,000       782,640
Small Business
  Administration 92-20K,
  7.55%, 11/01/12                 931,153       953,500
Small Business
  Administration, 8.25%,
  11/01/11                        877,495       937,305
Student Loan Marketing
  Association, 6.72%,
  07/23/97                      1,000,000     1,013,034
Student Loan Marketing
  Association, 7.82%,
  10/14/99                     $1,000,000   $ 1,017,671
                                            ------------
                                              4,704,150
                                            ------------
Foreign & Supranational Obligations (3.3%)
International Bank for
  Reconstruction and
  Development, 9.25%,
  07/15/07                        500,000       640,494
                                            ------------
Corporate Obligations
  (5.1%)
First Chicago Corp. 94i-A,
  6.045%, 01/15/99              1,000,000     1,002,270
                                            ------------
Total Long Term Bonds and Notes (cost
  $16,496,420)                              $17,093,304
                                            ------------
Short Term Investments (11.1%)
Federal Home Loan Mortgage
  Association, 5.82%,
  11/01/95                      2,168,000     2,168,000
                                            ------------
Total Short Term Investments
  (cost $2,168,000)                         $ 2,168,000
                                            ------------
Total Investments
  (cost $18,664,420) (a)                    $19,261,304
Other assets less liabilities                   297,003
                                            ------------
Total Net Assets                            $19,558,307

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

Unrealized gains       $657,501
Unrealized losses       (60,617)
                       ---------
Net unrealized
  gains                $596,884
                       =========

Category percentages are based on net assets.

See Notes to Financial Statements.

October 31, 1995

Bond Fund
                                Principal       Market
                                  Amount        Value
                                ----------   ------------
Long Term Bonds and Notes (86.9%)
U.S. Government Agency Mortgage-Backed Securities (5.7%)
Federal Home Loan Mortgage
  Corp., 7.63%, 12/01/22        $  984,968   $ 1,004,052
Federal National Mortgage
  Association, Zero Coupon,
  06/25/19                         457,081       409,687
Government National Mortgage
  Association, 9.50%,
  07/15/18                         412,382       441,249
Government National Mortgage
  Association, 10.00%,
  07/15/19                         142,711       156,046
Government National Mortgage
  Association, 10.00%,
  04/15/19                          94,188       102,989
Government National Mortgage
  Association, 10.00%,
  11/15/18                         142,854       156,202
                                             ------------
Total U.S. Government Agency
  Mortgage-Backed Securities
  (cost $2,210,680)                          $ 2,270,225
                                             ------------
U.S. Agency Obligations (8.8%)
Private Export Funding
  Corp., 5.48%, 09/15/03         1,600,000     1,565,280
Student Loan Marketing
  Association, 6.72%,
  07/23/97                       1,000,000     1,013,034
Small Business
  Administration 92-20K,
  7.55%, 11/01/12                  931,153       953,500
                                             ------------
Total U.S. Agency Obligations (cost
  $3,576,958)                                $ 3,531,814
                                             ------------
U.S. Government Obligations (16.1%)
U.S. Treasury Bond, 6.875%,
  03/31/00                       4,000,000     4,166,248
U.S. Treasury Bond, 7.5%,
  11/15/24                      $2,000,000   $ 2,289,374
                                             ------------
U.S. Government Obligations
  (cost $6,123,519)                          $ 6,455,622
                                             ------------
Corporate Bonds (17.8%)
Financial Services (8.4%)
American Express FDC, 8.50%,
  06/15/99                       1,000,000     1,067,730
Associates Corp. N.A.,
  8.55%, 07/15/09                1,000,000     1,159,101
Commercial Credit Co.,
  8.70%, 06/15/09                1,000,000     1,170,788
                                             ------------
                                               3,397,619
                                             ------------
Other Corporate Bonds (9.4%)
Columbia/HCA Healthcare
  Corp., 6.91%, 06/15/05         1,000,000     1,014,577
Paramount Communications,
  Ltd., 7.50%, 07/15/23            500,000       482,762
Rogers Cablesystems of
  America, 10.00%, 03/15/05        500,000       522,500
Stone Container Corp.,
  9.875%, 02/1/01                  500,000       497,500
TRW, Inc., 9.35%, 06/04/20      $1,000,000   $ 1,244,671
                                             ------------
                                               3,762,010
                                             ------------
Total Corporate Bonds
  (cost $6,732,144)                          $ 7,159,629
                                             ------------
Foreign & Supranational
  Obligations (22.0%)
African Development Bank,
  8.80%, 09/01/19                  250,000       309,927
Bank of China, 8.25%,
  03/15/14                         500,000       483,009

See Notes to Financial Statements.

China International Trust,
  9.00%, 10/15/06               $1,000,000   $ 1,087,210
Empresa Dist Sur, 9.887%,
  05/17/96                       1,500,000     1,485,000
European Investment Bank,
  13.00%, 08/31/96                 614,000       647,770
Interamerican Development
  Bank, 12.25%, 12/15/08         1,200,000     1,808,385
International Bank For
  Reconstruction &
  Development, 9.25%,
  07/15/17                       1,500,000     1,921,482
KFW International Finance,
  8.85%, 6/15/99                   500,000       544,814
Swire Pacific, Ltd., 8.50%,
  09/29/04 +++                     500,000       531,000
                                             ------------
Total Foreign & Supranational Obligations
  (cost $8,246,377)                          $ 8,818,597
                                             ------------
Non-Agency Mortgage-Backed
  Securities (16.5%)
Chase Mortgage Finance
  1992-F, 8.25%, 05/25/08        1,059,000     1,055,823
First Chicago 94I-A, 6.045%,
  01/15/99                       2,000,000     2,004,540
Marine Midland 92, 8.00%,
  04/25/23                         962,015       998,743
Prudential Home Mortgage
  1992 13 M1, 7.50%, 06/25/07      682,664       687,357
Prudential Home Mortgage
  92-39 M, 7.00%, 12/25/07         883,884       879,712
Resolution Trust Corp.
  1991-17 B6, 8.20%, 09/25/21    1,000,000     1,000,591
                                             ------------
Total Non-Agency Mortgage-Backed
  Securities
  (cost $6,488,142)                          $ 6,626,766
                                             ------------
Total Long Term Bonds and Notes
  (cost $33,377,820)                         $34,862,653
                                             ------------
Short Term Investments (11.9%)
Archer-Daniels-Midland Co.,
  Comm. Paper, 5.85%,
  11/07/95                       1,000,000       999,025
Countrywide Funding Corp.,
  Comm. Paper, 5.90%,
  11/02/95                       2,000,000     1,999,672
Finova Capital Corp. Comm.
  Paper, 5.95%, 11/01/95         1,775,000     1,775,000
                                             ------------
Total Short Term Investments
  (cost $4,773,697)                          $ 4,773,697
                                             ------------
Total Investments
  (cost $38,151,517) (a)                     $39,636,350
Other assets less liabilities                    482,312
                                             ------------
Total Net Assets

                                             ------------
                                             $40,118,662

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains       $1,575,353
    Unrealized losses         (90,520)
                           -----------
    Net unrealized
      gains                $1,484,833
                           ===========

+++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

Tax-Free Fund
                                  Principal       Market
                                    Amount        Value
                                  ----------   ------------
Long Term Bonds and Notes (97.4%)
Airport (4.4%)
City and County of Denver,
  Colorado, Airport System
  Revenue Bonds, 7.00%,
  11/15/99                        $1,000,000   $ 1,063,750
                                               ------------
Electric Revenue (8.4%)
Southern Minnesota Municipal
  Power Agency, Power Supply
  System Revenue Bonds, 5.50%,
  01/01/03                         1,000,000     1,045,900
Washington Public Power Supply
  System, Nuclear Project No.
  2, Revenue Refunding Bonds,
  5.375%, 07/01/11                 1,000,000       950,000
                                               ------------
                                                 1,995,900
                                               ------------
General Obligation (12.6%)
Cedar Rapids, Iowa, 5.125%,
  06/01/11                         1,000,000       973,750
City and County of Honolulu,
  Hawaii, 5.50%, 04/01/06          1,000,000     1,036,250
State of Michigan, 5.75%,
  10/01/12                         1,000,000     1,002,500
                                               ------------
                                                 3,012,500
                                               ------------
Highway (4.4%)
City and County of Arapahoe,
  Colorado, 6.90%, 08/31/15        1,000,000     1,056,250
                                               ------------
Housing (4.2%)
Virginia Housing Development
  Authority, Mortgage Revenue
  Bonds, 5.70%, 01/01/11           1,000,000       997,500
                                               ------------
Insured (12.5%)
Atlanta, Georgia, Airport
  Facilities Revenue Refunding
  Bonds, (AMBAC-Insured),
  5.30%, 01/01/03                 $1,000,000   $ 1,036,250
Florida Municipal Power
  Agency, All Requirements
  Power Supply Revenue Bonds
  (AMBAC-Insured), 5.10%,
  10/01/14                         1,000,000       938,750
Kentucky Turnpike Authority,
  Economic Development Road
  Revenue Refunding Bonds
  (AMBAC-Insured), 5.50%,
  07/01/09                         1,000,000     1,016,250
                                               ------------
                                                 2,991,250
                                               ------------
Lease (4.5%)
Indiana Transportation Finance
  Authority, Airport Facilities
  Lease Revenue Bonds, 6.50%,
  11/01/07                         1,000,000     1,078,750
                                               ------------
Pollution Control (4.1%)
Illinois Development Finance
  Authority, Pollution Control
  Revenue Refund Bonds
  (Commonwealth Edison
  Project), 5.85%, 01/15/14        1,000,000       968,750
                                               ------------
Prerefunded (8.9%)
San Antonio, Texas, General
  Obligation Limited Tax Bonds
  (Prerefunded 8/01/97 @ 100),
  7.875%, 08/01/10                 1,000,000     1,063,750

See Notes to Financial Statements.

Tarrant County, Texas Water
  Control and Improvement
  District No. 1, Water Revenue
  Bonds (Prerefunded 03/01/98 @
  100), 7.70%, 03/01/00           $1,000,000   $ 1,077,500
                                               ------------
                                                 2,141,250
                                               ------------
Sales/Special Tax (4.0%)
State of Illinois, Sales Tax
  Revenue Bonds, 5.25%,
  06/15/13                         1,000,000       958,750
                                               ------------
University (8.4%)
California Educational
  Facility Authority Revenue
  Bonds, University of Southern
  California Project, 5.80%,
  10/01/15                         1,000,000     1,010,000
Dormitory Authority of the
  State of New York,
  Consolidated City University
  Revenue Bonds, 5.75%,
  07/01/09                         1,000,000       996,250
                                               ------------
                                                 2,006,250
                                               ------------
Water/Sewer (21.0%)
DuPage Water Commission,
  Illinois, Water Revenue
  Refunding Bonds, 5.25%,
  05/01/11                         1,000,000       968,750
Massachusetts Water Resources
  Authority, General Revenue
  Refunding Bonds, 5.25%,
  03/01/13                         1,000,000       952,500
City of Philadelphia Water and
  Wastewater, 5.625%, 06/15/09     1,000,000     1,035,000
Portland, Oregon Sewer System
  Revenue Bonds, 6.10%,
  06/01/10                        $1,000,000   $ 1,065,000
Spokane, Washington Regional
  Solid Waste Management
  Services Revenue Bond, 5.50%,
  12/01/09                         1,000,000     1,010,000
                                               ------------
                                                 5,031,250
                                               ------------
Total Long Term Bonds and Notes (Cost
  $22,783,649)                                 $23,302,150
                                               ------------
Short Term Investments (1.0%)
Federal Home Loan Mortgage
  Corp., Disc. Note, 5.82%,
  11/01/95                           238,000       238,000
                                               ------------
Total Short Term Investments
  (cost $238,000)                              $   238,000
                                               ------------
Total Investments
  (cost $23,021,649) (a)                       $23,540,150
Other assets less liabilities                      389,762
                                               ------------
Total Net Assets

                                               ------------
                                               $23,929,912

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains       $ 719,740
    Unrealized losses       (201,239)
                           ----------
    Net unrealized gains   $ 518,501
                           ==========

Category percentages are based on net assets.

The Aetna Fund
October 31, 1995
                               Number of      Market
                                Shares        Value
                               ---------   ------------
Common Stocks (66.4%)
Aerospace & Defense (0.7%)
Applix Inc.+                     1,400       $ 39,025
Kaman Corp. Class A              2,300         25,013
Lockheed Martin Corp.            2,000        136,250
McDonnell Douglas Corp.          5,100        416,925
                                           ------------
                                              617,213
                                           ------------
Apparel (0.7%)
Guilford Mills, Inc.               300          6,638
Nike, Inc.                      10,000        567,500
Oshkosh B'Gosh, Inc.             1,700         22,738
Phillips-Van Heusen                100          1,013
Superior Surgical
  Manufacturing Co., Inc.          600          5,700
                                           ------------
                                              603,589
                                           ------------
Autos & Auto Equipment (0.6%)
Borg-Warner Automotive,
  Inc.                             400         11,800
Johnson Controls, Inc.           1,100         64,075
Kaydon Corp.                       600         17,325
Liz Claiborne, Inc.              7,400        209,975
Masland Corp.                      100          1,388
Smith (A.O.) Corp                1,900         39,425
Snap-On, Inc.                    2,800        118,650
Varity Corp.+                    2,000         72,500
                                           ------------
                                              535,138
                                           ------------
Banks (5.9%)
Associated Banc-Corp.              125          4,750
Bank of Boston Corp.             8,000        356,000
Bank of New York Co., Inc.       1,362         57,204
BankAmerica Corp.               12,000        690,000
Bankers First Corp.                400         11,350
Banponce Corp.                     400       $ 15,450
Barnett Banks, Inc.              1,500         82,875
Baybanks, Inc.                     500         40,438
Bell Bancorp, Inc.                 400         11,850
CCB Financial Corp.                600         29,625
Charter One Financial, Inc.        700         19,819
Chemical Banking Corp.           9,500        540,313
Citicorp                         7,031        456,136
Citizens Bancorp                   700         23,013
City National Corp.              7,500         99,375
Coast Savings Financial
  Inc.+                          1,600         42,200
Cullen/Frost Bankers             2,000        101,250
FFY Financial Corp.                400          8,625
First American Corp.
  (Tenn.)                        1,100         48,194
First Chicago Corp.              6,300        427,613
First Commonwealth
  Financial Corp.                  300          4,950
First Empire State Corp.           200         39,350
First Interstate Bancorp         4,300        554,700
Firstier Financial, Inc.           100          4,275
Fulton Financial Corp.             220          4,730
KeyCorp                            950         32,063
Liberty Bancorp, Inc.              700         25,200
MAF Bancorp, Inc.                  220          5,500
Mark Twain Bancshares, Inc.        200          6,975
Midlantic Corp.                    900         47,813
N.S. Bancorp, Inc.                 400         14,525
NationsBank, Corp.              12,300        808,725
North Side Savings Bank            900         26,663
Northern Trust Corp.               600         28,500
Provident Bancorp                  400         16,800

See Notes to Financial Statements.

Queens County Bancorp, Inc.      1,700      $   68,425
Reliance Bancorp, Inc.           1,700          24,756
River Forest Bancorp, Inc.         600          14,025
Security Capital Corp.+            500          27,313
Silicon Valley Bancshares+         900          17,663
Standard Financial, Inc.+        3,900          54,113
Star Banc Corp.                    800          44,300
Susquehanna Bancshares,
  Inc.                             300           8,738
Union Planters Corp.             3,000          91,875
                                           ------------
                                             5,038,057
                                           ------------
Building Materials &
  Construction (0.6%)
American Buildings Co.+            500          12,563
Ameron, Inc.                       100           3,425
Butler Manufacturing Co.           600          17,625
Champion Enterprises, Inc.+      5,200         134,550
Continental Homes Holding
  Corp.                            500          10,250
Elcor Corp.                        600          12,600
Florida Rock Industries,
  Inc.                             200           5,400
Granite Construction, Inc.       2,500          71,250
Kasler Holding Co.+                200           1,150
Lone Star Industries, Inc.         200           4,575
Navistar Internat+               3,100          31,775
NCI Building Systems, Inc.+        600          14,100
Redman Industries, Inc.+           300           7,875
Stone & Webster, Inc.            1,200          40,350
Texas Industries, Inc.           1,000          52,625
Toll Brothers, Inc.+               800          14,300
Tredegar Industries, Inc.          400      $   11,650
Webb (Del E.) Corp.              1,200          24,900
                                           ------------
                                               470,963
                                           ------------
Chemicals (2.3%)
ARCO Chemical Co.                  800          39,200
Cytec Industries                 2,100         114,975
Dow Chemical Co.                 5,700         391,163
Du Pont (E.I.) de Nemours        3,500         218,313
Eastman Chemical Co.             3,200         190,400
Goodrich (B.F.) Co.                700          46,113
Great Lakes Chemical Corp.       2,000         134,250
Learonal Inc.                    1,500          34,125
Lyondell Petrochemical Co.       1,900          40,613
OM Group, Inc.                     300           8,756
PPG Industries, Inc.             3,300         140,250
Sigma-Aldrich Corp.              3,000         143,250
Synalloy Corp.                     300           6,263
The Geon Co.                     3,100          77,113
Union Carbide Corp.              9,400         356,025
Vigoro Corp.                       600          26,025
                                           ------------
                                             1,966,834
                                           ------------
Commercial Services (0.3%)
Barefoot Inc.                      600           7,163
Devry, Inc.+                     1,600          36,000
Health Management Systems,
  Inc.+                             50           1,613
Interim Services, Inc.+          1,100          32,450
Jacobs Engineering Group
  Inc.+                            500          10,938
Jenny Craig, Inc.+                 600           5,550
Kindercare Learning
  Centers, Inc.+                 1,200          16,200

See Notes to Portfolio of Investments.

Manpower, Inc.                   1,500      $   40,688
PHH Corp.                        1,700          74,375
Robert Half International
  Inc.+                          1,000          36,500
                                           ------------
                                               261,477
                                           ------------
Computer Software (0.5%)
Acxiom Corp.+                      900          26,775
Analysts International
  Corp.                            300           8,888
Boole & Babbage, Inc.+             200           7,275
Borland International,
  Inc.+                          1,000          13,563
Cadence Design Systems,
  Inc.+                          2,550          82,238
Cheyenne Software, Inc.+           500          10,438
Cirrus Logic Inc+                1,400          58,888
Electronic Arts, Inc.+             700          25,681
Hogan Systems, Inc.+             1,700          15,194
Hyperion Software+                 400          19,550
Inso Corp.+                        400          14,200
Kronos, Inc.+                      400          18,750
Medic Computer Systems,
  Inc.+                            200          10,675
Micro Warehouse Inc.+              500          22,375
Policy Management Systems+         100           4,713
Reynolds & Reynolds Co.          1,700          60,563
Shiva Corp.+                       100           6,013
Softdesk, Inc.+                    400           9,150
Triad Systems Corp.+             1,700           9,456
                                           ------------
                                               424,385
                                           ------------
Computers & Office
  Equipment (3.6%)
Banctec, Inc.+                      59           1,121
Ceridian Corp.+                  3,400         147,900
Comdisco, Inc.                   2,600          79,300
Compaq Computer Corp.+           5,300      $  295,475
Dell Computer Corp.+             2,200         102,438
Fair Isaac & Co., Inc.             200           5,550
Gateway 2000, Inc.+                200           6,688
Harris Corp.                     2,200         127,875
HBO & Co.                          300          21,188
In Focus Systems, Inc.+          4,300         141,363
International Business
  Machines Corp.                 5,600         544,600
Komag, Inc.+                       500          28,531
Macneal-Schwendler Corp.           900          13,725
Microsoft Corp.+                 3,700         370,231
Moore Corp., Ltd.                9,000         172,125
Read-Rite Corp.+                 7,300         255,044
Sun Microsystems, Inc.+          4,700         367,188
Xerox Corp.                      3,200         415,200
                                           ------------
                                             3,095,542
                                           ------------
Consumer Products (0.4%)
Alberto-Culver Co. Class B       3,400         106,675
Block Drug Co. Class A             200           7,725
Eastman Kodak Co.                1,600         100,200
First Brands Corp.                 300          13,725
Helene Curtis Industries,
  Inc.                             400          11,950
Maybelline, Inc.                 2,800          66,150
                                           ------------
                                               306,425
                                           ------------
Diversified (1.6%)
Astec Industries, Inc.+            100           1,206
BIC Corp.                          200           8,050
Dover Corp.                     12,300         485,850
Griffon Corp.+                     100             838
Harsco Corp.                     1,000          52,750
Katy Industries                    800           8,200

Kulicke & Soffa Industries,
  Inc.+                          4,800      $  169,800
Lydall, Inc.+                      400           9,100
Mercer International, Inc.+        100           2,306
Opal, Inc.+                        600           9,075
Standex International Corp.        600          19,650
Textron Inc.                     4,500         309,375
Varlen Corp                        900          24,300
VF Corp.                         5,600         268,100
                                           ------------
                                             1,368,600
                                           ------------
Electrical & Electronics (2.3%)
Applied Materials, Inc.+         2,200         110,413
CTS Corp.                          300           9,975
Cypress Semiconductor
  Corp.+                         1,600          56,400
Dallas Semiconductor Corp.       1,500          31,875
Dovatron International,
  Inc.+                          1,100          34,100
Esterline Technologies
  Corp.+                         2,300          53,188
FPL Group, Inc.                  8,300         347,563
Fusion Systems Corp.+            2,000          55,250
Glenayre Technologies,
  Inc.+                            900          58,163
Hadco Corp.+                     2,500          70,000
Hewlett Packard Co.              5,900         546,488
Intel Corp.                      1,000          69,938
Logicon, Inc                       600          13,725
Merix Corp.+                     1,000          36,750
Micron Technology Inc.           3,400         240,125
Pioneer Standard
  Electronics                      300           4,106
Quickturn Design System,
  Inc.+                          2,300      $   23,575
Ramtron International+             100           1,006
Rogers Corp.+                      400           9,000
Seagate Technology, Inc.+        1,600          71,600
Tencor Instruments+                800          34,200
Unitrode Corp.+                  1,200          32,250
Western Digital Corp.+             200           3,100
Wyle Electronics                   400          17,050
                                           ------------
                                             1,929,840
                                           ------------
Electrical Equipment (2.9%)
3Com Corp.+                      1,200          56,325
ADFlex Solutions, Inc.+            900          23,513
AMP Inc.                         2,100          82,425
Avnet, Inc.                      1,200          60,450
Burr-Brown Corp.+                1,350          42,863
Cellstar Corp.+                  1,100          30,250
Charter Power Systems, Inc.        100           2,538
Circuit City Stores, Inc.        1,100          36,713
Dionex Corp.+                      100           5,363
Emerson Electric Co.               800          57,000
General Electric Co.             9,500         600,875
Honeywell, Inc.                  2,300          96,600
International Rectifier
  Corp.+                         2,300         103,788
Kemet Corp.+                     1,600          54,800
Kent Electronics Corp.+          2,300         112,125
Marshall Industries+               500          17,625
Microchip Technology Corp.+        200           7,925
Park Electrochemical Corp.       4,000         125,000
Parker-Hannifin Corp.            7,200         243,000
Sundstrand Corp.                   700          42,875
Tektronix, Inc.                    400          23,700

Teradyne, Inc.+                  2,400      $   80,100
Texas Instruments, Inc.          8,600         586,950
Valmont Industries                 500          12,094
                                           ------------
                                             2,504,897
                                           ------------
Financial Services (3.1%)
Advanta Corp. Class A            1,600          62,200
Alex Brown & Sons, Inc.          1,800          87,975
Astoria Financial Corp.          2,800         120,400
AT&T Capital Corp.                 500          20,000
Bear Stearns Co., Inc.           1,500          29,813
BHC Financial, Inc.                600          11,025
CNA Financial Corp.+               400          45,600
Crestar Financial Corp.            500          28,500
Dean Witter Discover and
  Co.                            3,600         179,100
Deposit Guaranty Corp.           1,200          52,950
Duff & Phelps Corp.              1,600          17,400
Federal National                 2,600         272,675
Great Financial Corp.            3,100          64,131
Greenpoint Financial Corp.       1,400          37,975
Home Financial Corp.             2,800          43,050
Household International,
  Inc.                           3,000         168,750
John Nuveen & Co., Inc.            200           4,825
Leader Financial Corp.           2,700          96,525
Legg Mason, Inc.                   400          11,500
Mercury Finance Co.              2,300          44,275
Merrill Lynch & Co., Inc.        2,300         127,650
Morgan Keegan, Inc.                950          10,331
Patlex Corp+                       187             888
Peoples Heritage Financial
  Group                          1,100          21,038
Pioneer Group, Inc.                100           2,625
RCSB Financial, Inc.             1,400      $   31,238
TR Financial Corp.               1,600          39,800
Transamerica Corp.               3,800         257,450
Travelers, Inc.                 11,500         580,750
Union Bank                         500          25,125
United Insurance Companies,
  Inc.+                            400           6,725
Wells Fargo & Co.                  200          42,025
Zion Bancorp.                    1,200          83,400
                                           ------------
                                             2,627,714
                                           ------------
Foods & Beverages (5.0%)
American Maize-Products Co.
  Class A                          700          27,738
Brown-Forman Corp. Class B       1,100          41,938
Cagle's, Inc.                      300           4,500
Coca-Cola Co.                    8,500         610,938
ConAgra, Inc.                   16,700         645,038
CPC International Inc.           6,500         431,438
Goodmark Foods, Inc.               300           5,475
Heinz (H.J.) Co.                 2,500         116,250
Hometown Buffet Inc.+              200           2,588
Hormel Foods Corp.               1,400          32,200
Hudson Foods, Inc. Class A       1,400          19,775
IBP, Inc.                        1,300          77,838
International Multifoods
  Corp.                          1,900          38,950
Kroger Co. (The)+                7,600         253,650
McDonald's Corp.                13,300         545,300
Mondavi (Robert) Corp.+          1,200          34,050
Nash-Finch Co.                     500           8,844
PepsiCo, Inc.                    9,000         474,750
Richfood Holdings, Inc.            500          12,563
Safeway, Inc.+                   1,000          47,250
Sara Lee Corp.                  18,500         543,438

Supervalu, Inc.                  8,300      $  255,225
Unilever N.V.                      300          39,300
                                           ------------
                                             4,269,036
                                           ------------
Health Services (0.9%)
Baxter International, Inc.       4,400         169,950
Columbia/HCA Healthcare
  Corp.                          3,900         191,588
Genetics Institute, Inc.
  Dep Shrs+                        300          11,213
Health Management
  Associates Class A+              600          12,900
Healthdyne Technologies,
  Inc.+                            500           5,469
Horizon/CMS Healthcare
  Corp.+                         4,700          95,175
Invacare Corp.                     600          15,000
Lincare Holdings, Inc.+          2,800          70,175
Nellcor, Inc.+                   2,068         119,427
Sun Healthcare Group, Inc.+        300           3,563
Universal Health Services,
  Inc.+                          2,800         105,000
                                           ------------
                                               799,460
                                           ------------
Health Technology (0.4%)
Alpharma Inc.--Class A             100           2,400
Barr Labs Inc.+                    500          10,875
Bio-Rad Labs, Inc. Class A+        300          11,400
Guidant Corp.                    4,102         131,264
Haemonetics Corp.+               1,900          35,863
Life Technologies, Inc.            500          12,438
Rhone-Poulenc Rorer, Inc.          700          32,988
Sybron International Corp.+      2,200          93,500
Utah Medical Products,
  Inc.+                          1,000      $   13,875
Vital Signs, Inc.                1,400          25,638
                                           ------------
                                               370,241
                                           ------------
Home Funishings &
  Appliances (0.1%)
Kimball International, Inc.
  Class B                          300           7,744
Leggett & Platt, Inc.            2,400          57,600
National Presto Industries,
  Inc.                             100           4,050
                                           ------------
                                                69,394
                                           ------------
Hotels & Restaurants (0.5%)
Marcus Corp.                       200           6,925
Marriott International,
  Inc.                           9,500         350,313
Prime Hospitality Corp.+         3,200          31,600
Rio Hotel & Casino, Inc.+        4,100          52,275
                                           ------------
                                               441,113
                                           ------------
Household Products (0.1%)
Carnival Corp.                     600          13,950
Oneida Ltd.                        400           6,600
Premark International, Inc.        400          18,500
Toro Co.                         1,500          43,313
                                           ------------
                                                82,363
                                           ------------
Insurance (2.4%)
AFLAC, Inc.                      1,700          69,275
Allied Group, Inc.               1,100          35,338
Allstate Corp.                  12,825         471,319
American Bankers Insurance
  Group                          2,000          71,500
Capital American Financial
  Corp.                            200           3,925
Capital Guaranty Corp.             300           6,638
Chubb Corp.                      1,100          98,863
Cigna Corp.                      1,900         188,338

Commerce Group, Inc.             1,300      $   26,406
Fremont General Corp.            1,100          31,900
Fund American Enterprises,
  Inc.+                            390          26,910
Gainsco, Inc.                       15             129
General Re Corp.                   500          72,438
Healthwise of America,
  Inc.+                          2,700          81,000
Home Beneficial Corp. Class
  B                                200           4,925
Horace Mann Educators Corp.      3,100          82,538
Lawyers Title Corp.                200           3,225
Loews Corp.                        200          29,325
Maxicare Health Plans,
  Inc.+                          3,100          54,250
Mercury General Corp.              900          37,800
MMI Companies, Inc.                200           4,475
Old Republic Intl                1,300          37,213
Orion Capital Corp.                800          32,800
Pxre Corporation                 1,100          27,638
Reinsurance Group of
  America                        1,700          58,438
Rightchoice Managed Care,
  Inc.+                            900          11,475
Safeco Corporation               3,700         237,494
Security-Connecticut Corp.       1,600          41,600
Selective Insurance Group        1,200          44,550
Transatlantic Holdings,
  Inc.                             600          40,425
Transnational Re Corp.
  Class A+                       1,100          24,681
Transport Holdings, Inc.+           57           2,266
Unitrin, Inc.                      700          32,638
Vesta Insurance Group, Inc.      1,600      $   64,600
Washington National Corp.        1,100          25,025
                                           ------------
                                             2,081,360
                                           ------------
Machinery & Equipment (1.8%)
Acme-Cleveland Corp.             1,600          35,000
Barnes Group, Inc.                 400          15,000
Blount, Inc. Class A             1,800          78,075
Case Corp.                       1,100          41,938
Centerior Energy Corp.           1,800          18,000
Central Sprinkler Corp.+           600          19,350
Commercial Intertech Corp.       1,700          28,688
Danaher Corp.                    1,700          52,700
Entergy Corp.                   19,800         564,300
Fluor Corp.                      2,000         113,000
FSI International, Inc.+         4,000          95,500
Idex Corp.                         400          15,100
Illinois Tool Works, Inc.        4,000         232,500
Indresco Inc.+                   1,200          20,550
JLG Industries, Inc.             1,600          37,400
Lam Research Corp.+                700          42,613
Lindsay Manufacturing Co.+         400          13,900
Paccar, Inc.                     2,200          92,400
Raymond Corp. (The)              1,050          21,263
Regal Beloit                     1,500          27,000
Zero Corp.                         500           7,625
                                           ------------
                                             1,571,902
                                           ------------
Media & Entertainment (0.7%)
AMC Entertainment, Inc.+         1,300          23,563
Belo Corp. Class A               1,400          48,475
Callaway Golf Co.                3,100          50,763

Chris-Craft Industries Inc.        824      $   32,857
GTECH Holdings Corp.+            1,100          26,950
King World Productions,
  Inc.+                          7,600         265,050
Media General, Inc.              1,400          38,850
Polaris Industries, Inc.         4,350         121,800
Regal Cinemas, Inc.+               100           3,913
                                           ------------
                                               612,221
                                           ------------
Medical Supplies (0.1%)
CONMED Corp.+                    1,000          35,250
North American Biologicals,
  Inc.+                          2,900          23,381
                                           ------------
                                                58,631
                                           ------------
Metals & Mining (2.4%)
AK Steel Holding Corp.           1,000          31,000
Alcan Aluminum Ltd.              7,300         230,863
Aluminum Co. of America          3,600         183,600
Ashland Coal, Inc.                 200           4,750
Carpenter Technology Corp.       2,100          79,538
Castle, (A.M.) & Co.             1,400          34,125
Cleveland-Cliffs, Inc.             900          33,638
Commonwealth Aluminum Corp.        300           4,800
Cyprus Amax Minerals Co.         6,800         177,650
Handy & Harman                   3,100          43,788
J & L Specialty Steel, Inc.      4,000          65,500
Kennametal Inc.                  1,300          40,463
Lukens, Inc.                       500          15,375
Magma Copper Co.                 2,500          41,875
Mueller Industries, Inc.+        3,400          79,900
Phelps Dodge Corp.              13,900         880,913
Rouge Steel                        500      $   10,875
Santa Fe Pacific Gold Corp.      3,400          33,575
WHX Corp.+                       2,500          25,938
Zeigler Coal Holding Co.         1,200          14,100
                                           ------------
                                             2,032,266
                                           ------------
Oil & Gas (5.7%)
Atlantic Richfield Co.           3,500         373,625
Berry Petroleum Class A          1,000          10,250
Box Energy Corp. Class B+        1,600          15,000
Camco International, Inc.          500          11,438
Chesapeake Energy Corp.+           700          20,475
Chevron Corp.                    2,200         102,850
Coda Energy, Inc.+               1,500          11,297
Diamond Shamrock, Inc.             800          20,600
Enron Corp.                        200           4,000
Exxon Corp.                     14,700       1,122,649
Halliburton Co.                  7,400         307,100
Hornbeck Offshore Services,
  Inc.+                            800          11,600
Laclede Gas Co.                    200           4,075
Leviathan Gas Pipeline
  Partners L.P                   3,300          82,088
Mobil Corp.                      8,200         826,150
Oneok, Inc.                      2,600          63,375
Pride Petroleum Services,
  Inc.+                          8,100          70,875
Royal Dutch Petroleum Co.        8,400       1,032,136
Schlumberger, Ltd.                 300          18,675
Smith International, Inc.+       5,000          80,000
Sonat Offshore Drilling Co.      2,300          73,025
Sun Company, Inc.                5,500         157,438

Tesoro Petroleum Corp.+          2,300      $   18,113
Texaco                           6,100         415,563
Tide West Oil Co.+                 600           7,125
Union Texas Petroleum
  Holdings, Inc.                 1,900          34,200
Wiser Oil Co.                      900           9,900
                                           ------------
                                             4,903,622
                                           ------------
Paper & Containers (2.2%)
ACX Technologies Inc.+             800          12,700
Boise Cascade Corp.              3,600         130,500
Champion International
  Corp.                          5,300         283,550
Chesapeake Corp.                 2,800          85,750
Consolidated Papers, Inc.        1,100          62,975
Georgia-Pacific Corp.            2,000         165,000
Longview Fibre Co.               2,000          29,000
Mead Corp.                       7,300         420,663
Rayoner Inc.                     1,400          52,500
Temple-Inland, Inc.              6,000         273,000
Willamette Industries, Inc.      6,200         361,150
                                           ------------
                                             1,876,788
                                           ------------
Pharmaceuticals (5.1%)
Becton, Dickinson & Co.          7,300         474,500
Bristol-Myers Squibb Co.         7,000         533,750
COR Therapeutics+                1,300          13,325
Eli Lilly & Co.                  1,925         186,003
Immulogic Pharmaceutical+          400           4,650
Immunex Corp.+                     300           3,788
Johnson & Johnson               12,700       1,035,050
Medtronic, Inc.                  8,800         508,200
Merck & Co., Inc.                5,400         310,500
Pfizer, Inc.                     9,000         516,375
Schering Plough                 10,600         568,425
Watson Pharmaceuticals,
  Inc.+                          3,100      $  139,500
                                           ------------
                                             4,294,066
                                           ------------
Printing & Publishing (1.0%)
American Media Inc.              2,300          11,213
Banta Corp.                        600          26,100
Cadmus Communications Corp.      1,600          39,200
Central Newspapers,
  Inc.--Class A                    400          11,800
Devon Group, Inc.+                 900          34,875
Gannett Company, Inc.            4,900         266,438
Harte-Hanks Communications,
  Inc.                             600          18,150
Lee Enterprises, Inc.              400          15,950
Pulitzer Publishing Co.            500          22,625
Scholastic Corp.+                  300          18,563
Tribune Co.                      4,400         277,750
Washington Post Co.                500         145,000
                                           ------------
                                               887,664
                                           ------------
Real Estate Investment Trusts (0.0%)
Santa Anita Realty
  Enterprises, Inc.                200           2,450
Smith (Charles E.)
  Residential Realty Co.           500          11,625
                                           ------------
                                                14,075
                                           ------------
Retail (1.5%)
Albertson's, Inc.                6,400         212,800
Arbor Drugs, Inc.                  600          10,875
Casey's General Stores,
  Inc.                           1,200          27,750
Cash America International,
  Inc.                           2,100          10,763
Claire's Stores, Inc.            1,800          35,325
Delchamps, Inc.                    200           3,600
Fay's Drug Co.                   2,900          23,200

Friedman's Inc. Class A+           900      $   18,000
General Host Corp.+              4,600          22,425
General Nutrition
  Companies, Inc.+               2,800          69,300
Hannaford Brothers, Co.            400          10,450
Hills Stores Co.+                  500           3,750
Mac Frugal's Bargains+             100           1,188
Neiman Marcus Group, Inc.        3,400          58,225
Proffitt's Inc.+                   700          16,450
Rex Stores Corp.+                  300           5,100
Rite Aid Corp.                  10,800         291,600
Russ Berrie & Co. Inc.             600           8,325
Sears Roebuck & Co.              8,000         272,000
St. John Knits, Inc.               700          33,513
Waban, Inc.+                     2,100          32,813
Wal-Mart Stores, Inc.            4,300          92,988
Weis Markets, Inc.                 300           8,363
                                           ------------
                                             1,268,803
                                           ------------
Telecommunications (2.2%)
AT& T Corp.                      7,500         480,000
Ameritech Corp.                 18,000         972,000
Computer Associates
  International, Inc.            6,350         349,250
Holophane Corp.+                 1,100          29,769
Lincoln Telecommunications
  Co.                              600          10,425
Mobile Telecommunications
  Technologies Corp.+              100           2,850
                                           ------------
                                             1,844,294
                                           ------------
Transportation (0.8%)
Alaska Air Group, Inc.+            500           7,438
American President Cos.
  Ltd.                           2,100          50,925
AMR Corp.+                       4,100      $  270,600
Comair Holdings, Inc.            2,550          71,878
Conrail, Inc.                    1,200          82,500
Expeditors International of
  Washington, Inc.                 800          21,300
Florida East Coast
  Industries, Inc.                 500          33,438
Landstar Systems, Inc.+            200           5,300
M.S. Carriers, Inc.+               100           1,575
Rural/Metro Corp.+               1,000          24,125
UAL Corp.+                         400          70,350
                                           ------------
                                               639,429
                                           ------------
Utilities - Electric (4.1%)
Boston Edison Co.                1,500          41,063
California Energy Co.+           2,500          45,313
Central Hudson Gas &
  Electric Co.                   2,000          61,250
Consolidated Edison Co. of
  New York                      13,500         410,063
DQE, Inc.                        1,500          41,250
General Public Utilities
  Corp.                          7,900         246,875
Green Mountain Power Corp.         500          13,625
Houston Industrie                1,300          60,288
Illinova Corp.                   1,300          36,888
Interstate Power Co. (Del.)      1,400          40,600
LG&E Corp.                         700          29,050
MDU Resources Group, Inc.          750          15,844
New England Electric System      1,100          42,900
New York State Electric &
  Gas Corp.                        600          15,150
Nipsco Industries, Inc.          1,500          54,750
Northeast Utilities                900          22,275

Northwestern Public Service
  Co.                             800      $    21,200
Oklahoma Gas & Electric Co.     1,200           48,000
Orange & Rockland
  Utilities, Inc.                 700           24,588
Pacific Gas & Electric Co.     18,700          549,313
Peco Energy Co.                 7,500          219,375
Philadelphia Suburban Corp.       300            5,775
Pinnacle West Capital Corp.     2,400           66,000
Portland General Corp.          2,100           56,963
San Diego Gas & Electric
  Co.                             800           18,600
SCE Corp.                      30,600          520,200
Sierra Pacific Resources        2,600           60,775
Southern California Water
  Co.                             300            5,663
TNP Enterprises, Inc.           1,500           27,188
Unicom Corp.                   15,800          517,450
United Illuminating Co.         1,900           72,200
Western Resources, Inc.           700           23,538
WPS Resources Corp.             1,400           43,575
                                           ------------
                                             3,457,587
                                           ------------
Utilities - Natural Gas (0.5%)
Brooklyn Union Gas Co.
  (The)                         1,400           35,175
Coastal Corp. (The)             4,400          142,450
South Jersey Industries,
  Inc.                            800           16,400
Williams Cos. Inc.              5,600          216,300
                                           ------------
                                               410,325
                                           ------------
Utilities - Oil & Gas (0.7%)
Atlanta Gas Light Co.           4,200      $   162,225
Connecticut Energy Corp.          200            3,875
Energen Corp.                   1,800           40,725
Indiana Energy, Inc.              800           16,900
MCN Corp.                       4,000           87,000
New Jersey Resources Corp.        600           15,000
Northwest Natural Gas Co.         400           12,900
Pacific Enterprises             3,100           76,725
Pennsylvania Enterprises,
  Inc.                            300           10,425
Piedmont Natural Gas, Inc.        800           17,600
Public Service Co.              1,100           17,325
Southern Indiana Gas &
  Electric Co.                  1,000           33,750
Southwest Gas Corp.               100            1,513
Valero Energy Corp.             2,200           51,975
Washington Gas Light Co.          100            1,913
Wicor, Inc.                     1,000           29,625
                                           ------------
                                               579,476
                                           ------------
Utilities - Telephone (2.7%)
Bell Atlantic Corp.             9,400          598,075
BellSouth Corp.                 5,000          382,500
Citizens Utilities Co.+            37              407
GTE Corp.                       8,300          342,375
Southern New England
  Telecom. Corp.                1,400           50,575
Sprint Corp.                   23,000          885,500
Tellabs, Inc.+                  1,400           47,775
                                           ------------
                                             2,307,207
                                           ------------
Total Common Stocks
  (cost $48,010,099)                       $56,621,997
                                           ------------

Preferred Stock (0.0%)
Citicorp, PERCS                  1,876       $34,002
Total Preferred Stocks
  (cost $37,151)                             $34,002
                                           ------------

                            Principal       Market
                              Amount        Value
                            ----------   ------------
Long Term Bonds & Notes (30.7%)
U.S. Government Agency Mortgage-Backed Security
  (4.0%)
FNMA 1991-3 Z Tranche,
  8.50%, 01/25/21           $3,289,660   $ 3,428,615
                                         ------------
U.S. Treasury Securities (5.1%)
U.S. Treasury Bond,
  7.625%, 02/15/25             250,000       290,469
U.S. Treasury Bond,
  6.25%, 08/31/96              450,000       452,390
U.S. Treasury Bond,
  7.50%, 01/31/97            1,400,000     1,431,937
U.S. Treasury Strip,
  0.00%, 05/15/04            3,650,000     2,188,806
                                         ------------
                                           4,363,602
                                         ------------
Corporate Bonds (16.5%)
Aerospace & Defense (0.5%)
Kaman Corp., 6.00%,
  03/15/12                  $  499,000   $   424,150
                                         ------------
Autos & Auto Equipment (1.0%)
Exide Corp., 10.75%,
  12/15/02                     250,000       271,250
Exide Corp., 10.00%,
  04/15/05                     525,000       565,688
                                         ------------
                                             836,938
                                         ------------
Diversified (1.4%)
Alcan Aluminum Ltd.,
  9.00%, 12/01/04            1,500,000     1,221,413
                                         ------------
Financial Services (6.5%)
American General Finance
  Corp., 8.45%, 10/15/09    $1,000,000   $ 1,155,981
APP International
  Finance Co.,10.25%,
  10/01/00                     350,000       358,750
APP International
  Finance Co., 11.75%,
  10/01/05                     500,000       512,500
Commercial Credit Corp.,
  8.70%, 06/15/09            1,000,000     1,170,788
General Motors
  Acceptance Corp.,
  6.15%, 01/16/01            1,300,000     1,285,024
Swire Pacific, 8.50%,
  09/29/04+++                1,000,000     1,062,000
                                         ------------
                                           5,545,043
                                         ------------
Media (2.8%)
News American Holdings,
  Inc., 8.50%, 02/23/25        700,000       795,258
Telewest Plc, 11.0%,
  10/01/07                   1,000,000       585,000
Viacom, 8.00%, 07/07/06      1,000,000       996,250
                                         ------------
                                           2,376,508
                                         ------------
Paper & Containers (1.2%)
Stone Container Corp.,
  9.875%, 02/01/01           1,020,000     1,014,900
                                         ------------
Retail (1.2%)
Ralph's Grocery, 10.45%,
  06/15/04                   1,000,000     1,007,500
                                         ------------
Telecommunications (1.0%)
Centennial Cellular
  Corp., 10.125%,
  05/15/05                     850,000       875,500
                                         ------------

Utilities--Electric (0.9%)
CMS Energy Corp.,
  9.875%, 10/01/99          $  750,000   $   772,405
                                         ------------
Total Corporate Bonds
  (cost $13,326,397)                     $14,074,357
                                         ------------
Foreign & Supranational Obligations (2.8%)
African Development
  Bank, 8.80%, 09/01/19      1,000,000     1,239,709
Poland Discount Bond,
  7.125%, 10/27/24           1,000,000       766,250
Transport de Gas Del
  Sur, 7.75%, 12/23/98         400,000       357,000
                                         ------------
                                           2,362,959
                                         ------------
Non-Agency Mortgage-Backed Securities (2.3%)
Merrill Lynch Mortgage
  Investors, 7.7945%,
  06/15/21                     958,330       975,999
Resolution Trust Corp.
  1991 17B6, 8.20%,
  09/25/21                   1,000,000     1,000,591
                                         ------------
                                           1,976,590
                                         ------------
Total Long-Term Bonds & Notes
  (cost $25,279,662)                     $26,206,123
                                         ------------
Short-Term Investments (2.2%)
Columbia/HCA Healthcare
  Corp., 6.00%,
  11/01/95+++               $1,698,000   $ 1,698,000
U.S. Treasury Note,
  9.25%, 01/15/96              200,000       201,460
                                         ------------
Total Short-Term Investments
  (cost $1,899,395)                      $ 1,899,460
                                         ------------

Total Investments
  (cost $75,226,307) (a)                 $84,761,582
Other assets less liabilities                541,304
                                         ------------
Total Net Assets

                                         ------------
                                         $85,302,886

Notes to Portfolio of Investments

  + Non-income producing security.

+++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Directors.

(a) The cost of investments for federal income tax purposes is $75,249,819. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains       $10,291,422
    Unrealized losses         (732,635)
                           ------------
    Net unrealized
      gains                $ 9,558,787
                           ============

Category percentages are based on net assets.

Information concerning open futures contracts is shown below:

                           No. of      Initial    Expiration   Unrealized
                          Contracts     Value        Date      Gain/Loss
                          ---------   ----------   ---------   ----------
S&P 500 December 95
  short                       9       $2,600,100   12/15/95     $(27,225)
S&P 500 December 95
  short                      16        4,646,666   12/15/95      (24,134)
S&P 500 December 95
  short                       4        1,171,500   12/15/95        3,800
                                                               ----------
                                                                $(47,559)
                                                               ==========

Growth and Income Fund
October 31, 1995

                                         Number
                                           of         Market
                                         Shares        Value
                                         --------   ------------
Common Stocks (93.4%)
Aerospace & Defense (1.2%)
Gencorp, Inc.                             2,400     $   25,200
Kaman Corp. Class A                       2,700         29,363
Lockheed Martin Corp.                    12,500        851,563
McDonnell Douglas Corp.                  36,000      2,942,999
United Technologies Corp.                 5,100        452,625
                                                    ------------
                                                     4,301,750
                                                    ------------
Apparel (1.5%)
Chic By H I S, Inc.+                      1,400          7,700
Coats Viyella Plc                        21,200         62,554
Kurabo Industries                        33,000        112,318
Nike, Inc.                               57,600      3,268,799
VF Corp.                                 40,200      1,924,574
Wolverine World Wide, Inc.                1,500         45,000
                                                    ------------
                                                     5,420,945
                                                    ------------
Autos & Auto Equipment (0.8%)
Autoliv AB                                  700         40,144
Bandag, Inc.                              1,800         92,250
Borg Warner Automotive, Inc.              6,500        191,750
Johnson Controls, Inc.                    8,000        466,000
Kaydon Corp.                              2,800         80,850
Masland Corp.                             2,600         36,075
Mitsubishi Motors Corp.                  12,000         99,995
Smith (A.O.) Corp.                        4,300         89,225
Snap On, Inc.                            25,000      1,059,375
Varity Corp.+                            16,000        580,000
Volvo AB Class B                          2,000         45,006
                                                    ------------
                                                     2,780,670
                                                    ------------
Banks (7.7%)
AMMB Holdings Bhd                         2,000     $   24,774
Associated
  Banc-Corp.                              1,050         39,900
Bank of Boston Corp.                     16,600        738,700
Bank of New York Co., Inc.               28,000      1,176,000
BankAmerica Corp.                        65,200      3,748,999
Bankers Corp.                             3,100         52,894
Barnes Group, Inc.                        1,100         41,250
Barnett Banks, Inc.                      26,400      1,458,599
Baybanks, Inc.                            3,200        258,800
Bell Bancorp, Inc.                          200          5,925
Brooklyn
  Bancorp, Inc.+                          2,200         86,763
Canadian Imperial Bank of Commerce            1             17
CCB Financial Corp.                       1,000         49,375
Charter One Financial, Inc.               2,400         67,950
Chemical Banking Corp.                   74,600      4,242,874
Citicorp                                 37,600      2,439,299
Citizens Bancorp                            600         19,725
City National Corp.                      15,700        208,025
Coast Savings Financial, Inc.+            4,400        116,050
Comercial Net Lease Realty                1,600         20,400
Commerce Asset Holdings Bhd               8,000         39,638
Corestates
  Financial Corp.                        17,500        636,563
Creditanstalt-Bankverein                  1,500         74,771
Cullen/Frost Bankers, Inc.                2,600        131,625
Den Danske Bank                           1,100         72,844

See Notes to Financial Statements.

Development Bank of Singapore Ltd.       12,000     $   137,424
FFY Financial Corp.                       1,700          36,656
First American Corp. (Tenn.)              5,700         249,731
First Chicago Corp.                      43,800       2,972,924
First Commonwealth Financial Corp.        1,100          18,150
First Empire State Corp.                    300          59,025
First Interstate Bancorp                 25,700       3,315,299
First Tennessee National Corp.            2,100         112,875
Firstier Financial, Inc.                    300          12,825
Hawkeye Bancorporation                      100           2,431
JSB Financial, Inc.                       2,100          64,706
Jyske Bank AS                               300          19,647
KeyCorp                                   4,300         145,125
Loyola Capital Corp.                        300          10,725
Mark Twain Bancshares, Inc.               1,200          41,850
Michigan National Corp.                   1,200         131,850
Midlantic Corp.                             700          37,188
N.S. Bancorp, Inc.                          100           3,631
Nationsbank, Corp.                       45,800       3,011,349
North Fork Bancorporation, Inc.           3,200          70,000
Northern Trust Corp.                      3,800         180,500
Oversea-Chinese Banking                   8,000          93,878
Premier Bancorp, Inc.                     1,100          22,756
Queens County Bancorp, Inc.               3,200         128,800
Reliance
  Bancorp, Inc.                           4,200     $    61,163
River Forest
  Bancorp, Inc.                             400           9,350
Security Capital Corp.+                   2,400         131,100
Silicon Valley Bancshares+                  500           9,813
St. Francis Capital Corp.+                  800          18,100
Standard Financial, Inc.+                 2,300          31,913
Star Banc Corp.                           4,100         227,038
Susquehanna Bancshares, Inc.                400          11,650
Trustmark Corp.                             600          11,475
U.S. Trust Corp.                            300          14,438
Union Planters Corp.                      8,100         248,063
Zion Bancorporation                       2,000         139,000
                                                    ------------
                                                     27,544,208
                                                    ------------
Building Materials & Construction (0.7%)
American Buildings Co.+                   2,500          62,813
Butler Manufacturing Co.                    600          17,625
Champion Enterprises, Inc.+              10,000         258,750
Clayton Homes Inc.                        9,600         252,000
Continental Homes Holding Corp.           1,400          28,700
Det Danske Traelastkompagni                 300          21,403
Elcor Corp.                               1,800          37,800
Fujita Corp.                             26,000         118,245
Granite Construction, Inc.                4,800         136,800
Hume Industries (Malaysia) Bhd            4,000          21,392

See Notes to Financial Statements.

Kon. Volker Stevin N.V.                     500     $    32,118
Lennar Corp.                              4,700         107,513
Lindab AB Class B                         2,000          43,538
Metra OY Class B                            700          30,327
NCI Building Systems, Inc.+                 900          21,150
Nippon Densetsu Kogyo                    15,000         143,039
Pulte Corp.                              10,000         316,250
Radex-Heraklith Industrial AG             1,000          29,666
Redman Industries, Inc.+                  3,800          99,750
Sanki Engineering                         5,000          48,413
Skyline Corp.                             1,800          31,500
Stone & Webster, Inc.                     1,200          40,350
Strabag Oesterreich AG                      300          29,969
Texas Industries, Inc.                    2,200         115,775
Toll Brothers, Inc.+                      5,700         101,888
Tredegar Industries, Inc.                   900          26,213
U S Home Corp.+                           1,200          32,250
UNR Industries, Inc.                      1,500          12,422
VA Technologie AG                           700          81,088
Vulcan Materials Co.                        900          50,063
Webb (Del E.) Corp.                       3,300          68,475
Wienerberger Baustoffindustrie AG           225          45,181
Wing Tai Holdings                        54,000          93,525
                                                    ------------
                                                      2,555,991
                                                    ------------
Chemicals (3.4%)
Airgas, Inc.+                               600          15,975
ARCO Chemical Co.                         3,900         191,100
B.F. Goodrich Co.                         4,300     $   283,263
Cabot Corp.                               3,100         147,250
Chemed Corp.                              1,600          56,000
Cytec Industries+                         2,400         131,400
Dow Chemical Co.                         35,000       2,401,874
du Pont (E.I.) de Nemours                36,000       2,245,499
Dyno Industrier AS                        1,300          26,296
Eastman Chemical Co.                     13,700         815,150
Great Lakes Chemical Corp.                2,300         154,388
Lyondell Petrochemical Co.               12,600         269,325
Norsk Hydro AS                            6,400         254,808
OM Group, Inc.                            2,200          64,213
PPG Industries, Inc.                     21,300         905,250
Sekisui Chemical Co.                     11,000         143,088
Sigma-Aldrich Corp.                      27,000       1,289,250
The Geon Co.                              9,900         246,263
Union Carbide Corp.                      56,000       2,120,999
Valspar Corp.                               100           3,900
Vigoro Corp.                              6,300         273,263
Wellman, Inc.                            10,900         256,150
                                                    ------------
                                                     12,294,704
                                                    ------------
Commercial Services (0.3%)
ADVO, Inc.                                1,900          48,450
California Water Service Co.                400          13,300
Devry, Inc.+                              6,400         144,000
GRC International, Inc.+                  2,100          46,463
Health Management Systems, Inc.+            150           4,838
Inchcape Plc                             22,823         112,719

Interim Services, Inc.+                     500    $     14,750
Kindercare Learning Centers, Inc.+        4,200          56,700
Manpower, Inc.                            8,300         225,138
Orkla AS Class A                          3,000         155,081
Robert Half International Inc.+           9,400         343,100
Stewart Enterprises, Inc.                   600          20,250
                                                    ------------
                                                      1,184,789
                                                    ------------
Computer & Office Equipment (3.7%)
Adaptec, Inc.+                            4,200         187,425
CANON, Inc.                              10,000         171,158
Ceridian Corp.+                          20,800         904,800
Champion Industries, Inc.                   600          12,525
Comdisco, Inc.                            3,200          97,600
Compaq Computer Corp.+                   27,000       1,505,249
Dell Computer Corp.+                     12,000         558,750
Ennis Business Forms, Inc.                  100           1,425
Fair Isaac & Co., Inc.                      200           5,550
Fujitsu Ltd.                             14,000         167,050
Gateway 2000, Inc.+                       4,300         143,781
Harris Corp.                              3,900         226,688
In Focus Systems, Inc.+                   5,100         167,663
International Business Machines, Inc.    39,900       3,880,274
Komag, Inc.+                              2,900         165,481
Moore Corp. Ltd.                         45,000         860,625
Read-Rite Corp.+                         15,100         527,556
Standard Register Co.                       700          15,925
Sun Microsystems, Inc.+                  28,500    $  2,226,562
Telxon Corp.                                100           2,294
Trident Microsystems, Inc.+               2,000          60,000
Xerox Corp.                               9,300       1,206,675
                                                    ------------
                                                     13,095,056
                                                    ------------
Computer Software (1.1%)
Acxiom Corp.+                             2,500          74,375
American Management Systems, Inc.+        1,600          46,500
Analysts International Corp.                400          11,850
Autodesk, Inc.                            4,000         135,250
BMC Software Inc.+                        4,000         143,000
Boole & Babbage, Inc.+                    1,000          36,375
Borland International, Inc.+              5,700          77,306
Cadence Design Systems, Inc.+            11,100         357,975
Cheyenne Software, Inc.+                  8,500         177,438
Cirrus Logic, Inc.+                       8,400         353,325
Computron Software, Inc.+                 5,000          86,250
Continum, Inc.+                             200           7,875
Electronic Arts, Inc.+                    4,700         172,431
Hogan Systems, Inc.+                      4,300          38,431
Hyperion Software Corp.+                  1,000          48,875
Inso Corp.+                                 200           7,100
Kronos, Inc.+                             1,500          70,313
Macneal-Schwendler Corp.                  2,000          30,500
Microsoft Corp.+                         12,900       1,290,805

Policy Management Systems+                  100     $    4,713
Reynolds &
  Reynolds Co.                            4,700        167,438
Security Dynamics Technologies, Inc.+       200          6,450
Shiva Corp.+                                300         18,038
Softdesk, Inc.+                           1,000         22,875
Sterling Software, Inc.+                  6,000        276,750
Sungard Data Systems, Inc.+               5,600        156,100
TGV Software, Inc.+                       1,700         15,725
                                                    ------------
                                                     3,834,063
                                                    ------------

Consumer Products (0.8%)
Block Drug Co.
  Class A                                   500         19,313
Cobra Golf, Inc.+                         4,700        123,375
Dekalb Genetics Corp. Class B               400         17,000
Eastman Kodak Co.                        13,200        826,650
First Brands Corp.                        6,100        279,075
Guilford Mills, Inc.                        500         11,063
Helene Curtis Industries, Inc.              400         11,950
Libbey, Inc.                                800         16,400
Liz Claiborne Inc.                       45,900      1,302,412
Maybelline, Inc.                          2,300         54,338
Reckitt &
  Coleman Plc                            10,331        109,708
                                                    ------------
                                                     2,771,284
                                                    ------------
Diversified (1.4%)
Alusuisse-Lonza Holding                      40         30,550
Astec Industries, Inc.+                     900     $   10,856
BIC Corp.                                 1,300         52,325
Dover Corp.                              84,200      3,325,899
GN Store Nord AS                            300         22,226
Griffon Corp.+                            2,800         23,450
Hagemeyer N.V.                            1,020         50,739
Harrisons &
  Crosfield Plc                          40,340         92,296
Harsco Corp.                              5,100        269,025
Helix Technology Corp.                    1,200         44,400
Kulicke & Soffa Industries, Inc.+        10,000        353,750
Lonrho Plc                               33,300         82,231
Lydall, Inc.+                             1,300         29,575
Oasis Residential Inc.                   24,000        522,000
Plantronics, Inc.+                          700         23,363
SPS Technologies, Inc.+                     400         15,600
Standex International Corp.               1,100         36,025
Valmet Corp. Class A                      2,000         55,567
Varlen Corp.                              1,560         42,120
                                                    ------------
                                                     5,081,997
                                                    ------------
Electrical & Electronics (3.3%)
Amphenol Corp.+                           5,400        116,775
Applied Materials, Inc.+                 10,000        501,875
Austria Mikro Systeme International         300         55,549
Bang & Olufsen Holding Co.                1,000         30,916
Cohu, Inc.                                1,400         43,225
CTS Corporation                             500         16,625

Cypress Semiconductor Corp.+              9,200     $   324,300
Dallas Semiconductor Corp.                3,800          80,750
Dovatron International, Inc.+             1,000          31,000
Electro Scientific Industries, Inc.+        800          25,000
Esterline Technologies+                   3,200          74,000
FPL Group, Inc.                          50,800       2,127,249
Glenayre Technologies, Inc.+              4,950         319,894
Hadco Corp.+                              6,700         187,600
Hewlett Packard Co.                      38,000       3,519,749
Hitachi Koki                             17,000         151,636
Intel Corp.                               6,700         468,581
Kyocera Corp.                             1,000          81,960
Logicon Inc.                              5,200         118,950
Matsushita Electric Industrial Co.        9,000         127,635
Mentor Graphics Corp.+                    3,600          76,050
Micron Technology Inc.                   19,800       1,398,374
MTS Systems Corp.                           300           8,588
Nintendo Co. Ltd.                         3,000         220,646
Nokia AB Class A                          4,700         268,913
Novellus Systems, Inc.+                   2,900         199,375
Philips Electronics N.V.                  3,800         146,700
Pioneer Standard Electronics              1,050          14,372
Quickturn Design System, Inc.+            6,200          63,550
Ramtron International Corp.+                300     $     3,019
Rohm Co.                                  3,000         182,209
Seagate Technology, Inc.+                 8,900         398,275
Telefonaktiebolaget Ericsson              2,200          46,692
Tencor Instruments+                       2,100          89,775
Unitrode Corp.+                           1,600          43,000
Varian Associates, Inc.                   5,600         287,700
Venture Manufacturing Ltd.               11,000          33,593
Wyle Electronics                          2,100          89,513
                                                    ------------
                                                     11,973,613
                                                    ------------
Electrical Equipment (4.6%)
3Com Corp.+                               6,600         309,788
ADflex Solutions, Inc.+                   2,100          54,863
Allgon AB Class B                         1,500          22,691
AMP Inc.                                  8,200         321,850
Arrow Electronics, Inc.+                  7,352         373,114
Avnet, Inc.                               5,900         297,213
Belden Inc.                               2,700          65,138
Burr-Brown Corp.+                         3,600         114,300
Cellstar Corp.+                             200           5,500
Charter Power Systems, Inc.                 200           5,075
Cidco, Inc.+                              1,600          47,100
Dionex Corp.+                               700          37,538
Draka Holding N.V.                        1,200          33,036
Emerson Electric Co.                     13,700         976,125
General Electric Co.                     66,400       4,199,799
Harman International Industries           3,465         159,823

Hitachi Ltd. (Hit. Seisakusho)           22,000     $   225,928
Honeywell, Inc.                          14,000         588,000
International Rectifier Corp.+            8,900         401,613
Kemet Corp.+                              4,300         147,275
Kent Electronics Corp.+                   6,300         307,125
Linear Technology Corp.                     800          35,100
Marshall Industries+                      1,900          66,975
Methode Electronics, Inc. Class A         1,000          23,250
Microchip Technology Corp.+              11,700         463,613
Nichicon                                  5,000          67,485
Park Electrochemical Corp.                2,400          75,000
Parker-Hannifin Corp.                    76,500       2,581,874
Pittway Corp.
  Class A                                   900          53,888
Ross Stores Inc.                          7,200         112,950
SCI Systems, Inc.+                        3,400         119,850
Sundstrand Corp.                          2,200         134,750
Tektronix, Inc.                           1,000          59,250
Teradyne, Inc.+                          10,000         333,750
Texas Instruments, Inc.                  52,400       3,576,299
Valmont Industries                          700          16,931
                                                    ------------
                                                     16,413,859
                                                    ------------
Financial Services (4.0%)
Abbey National Plc                       11,900         100,551
ABN-Amro Holding N.V.                     1,762          73,942
Advanta Corp.
  Class A                                 1,100     $    42,763
ALBANK Financial Corp.                    1,600          46,400
Alex Brown & Sons, Inc.                   4,800         234,600
Astoria Financial Corp.                   2,700         116,100
AT&T Capital Corp.                          700          28,000
Bank of Montreal                          3,700          81,840
Barclays Plc                             10,600         124,272
Bear Sterns Co., Inc.                    10,700         212,663
CNA Financial Corp.+                      2,300         262,200
Commercial Federal Corp.                  2,700          88,763
Crestar Financial Corp.                   3,800         216,600
Dean Witter Discover and Co.             29,100       1,447,724
Deposit Guaranty Corp.                    1,600          70,600
Donaldson Lukin & Jenrette, Inc.+         1,700          50,469
Duff & Phelps Corp.                       5,900          64,163
Edwards (A.G.), Inc.                      1,400          35,700
Federal National Mortgage Association    15,900       1,667,512
Fokus Banken AS+                          5,000          26,489
Fort Wayne National Corp.                   400          12,600
Great Financial Corp.                     2,800          57,925
Greenpoint Financial Corp.                9,200         249,550
Home Financial Corp.                      4,100          63,038
HSBC Holdings Plc                         8,837         129,399

Internationale Nederlanden Groep N.V.     1,300     $    77,419
Kagoshima Bank                            6,000          44,599
Leader Financial Corp.                    4,300         153,725
Legg Mason, Inc.                          1,200          34,500
Liberty Financial Co.                        50           1,388
Lion Land Bhd                            45,000          48,663
Merrill Lynch & Co., Inc.                30,000       1,664,999
Orient Corp.                             10,000          45,381
Peoples Heritage Financial Group          5,000          95,625
Pioneer Group, Inc.                       1,500          39,375
Promise Co. Ltd.                          2,400          94,596
Rashid Hussain Bhd                       12,000          29,729
RCSB Financial, Inc.                      3,900          87,019
Royal Bank of Canada                      2,900          64,954
Sanyo Shinpan Finance Co.                 2,000         142,794
Schweizerischer Bankverein                  140          57,404
Skandinaviska Enskilda Banken             3,900          26,299
Student Loan Corp.                          100           3,150
Svenska Handelsbanken                     2,500          43,839
Topdanmark AS+                              200          23,415
TR Financial Corp.                        4,400         109,450
Transamerica Corp.                       28,700       1,944,424
Travelers, Inc.                          76,300       3,853,149
Union Bank                                4,000         201,000
Unitas Bank Ltd. Class A+                14,900          36,135
United Overseas Bank Ltd.                 3,600     $    31,557
Yasuda Trust & Banking                    9,000          40,227
                                                    ------------
                                                     14,498,678
                                                    ------------
Foods & Beverages (7.1%)
Bols Wessanen CVA                            13             257
Cadbury Schweppes Plc                    10,000          82,524
Cagle's, Inc.                             1,300          19,500
Cerebos Pacific Ltd.                      7,000          43,546
Coca-Cola Co.                            55,100       3,960,312
Coca-Cola Enterprises, Inc.               7,800         207,675
Conagra, Inc.                           108,400       4,186,949
CPC International Inc.                   33,000       2,190,374
Cultor Oy                                   800          33,152
Danisco AS                                1,500          68,325
Goodmark Foods, Inc.                        900          16,425
Heinz (H.J.) Co.                          8,000         372,000
Hershey Foods Corp.                       3,500         209,125
Hillsdown Holdings Plc                   30,707          81,400
Hometown Buffet, Inc.+                      900          11,644
Hormel Foods Corp.                        2,300          52,900
Hudson Foods, Inc. Class A               11,250         158,906
Huhtamaki Group Class I                   1,500          44,501
IBP, Inc.                                 7,400         443,075
International Multifoods Corp.            3,500          71,750
Katokichi                                 8,000         146,315
Kikkoman+                                12,000          85,677
Kroger Co. (The)+                        35,000       1,168,125

McDonald's Corp.                         85,000    $  3,484,999
Michael Foods, Inc.                       1,600          19,700
Molson Companies Ltd.                     3,200          51,450
Mondavi (Robert) Corp.+                   3,400          96,475
Nash-Finch Co.                            1,300          22,994
Nestle SA Registered                         55          57,589
Oester Brau-Beteiligungs                   700          35,953
PepsiCo, Inc.                            44,700       2,357,924
Richfood Holdings, Inc.                     500          12,563
Safeway, Inc.+                            6,700         316,575
Sara Lee Corp.                           99,600       2,925,749
Super Food Services, Inc.                 1,400          18,725
Superfos AS                                 300          26,617
Supervalu, Inc.                          70,000       2,152,499
Thorn Apple Valley                        1,000          16,875
Unilever N.V.                             1,800         235,800
Universal Foods Corp.                     1,700          58,225
                                                    ------------
                                                     25,545,169
                                                    ------------
Health Services (1.1%)
AHI Healthcare Systems, Inc.+             6,000          85,500
Baxter International, Inc.               31,500       1,216,688
Bergen Brunswig Corp. Class A             2,800          58,100
Columbia/HCA Healthcare Corp.            25,300       1,242,863
Genetics Institute, Inc.+                   400          14,950
Health Management Associates, Inc.+       2,100    $     45,150
HealthCare Compare Corp.+                 2,400          89,100
Healthdyne Technologies, Inc.+            1,400          15,313
Horizon/CMS Healthcare Corp.+            12,200         247,050
Invacare Corp.                            6,200         155,000
Lincare Holdings, Inc.+                   7,800         195,488
Nellcor, Inc.+                            3,600         207,900
North American Biologicals, Inc.+         7,700          62,081
Sun Healthcare Group, Inc.+               4,600          54,625
Universal Health Services, Inc.+          4,300         161,250
Vencor, Inc.+                             2,337          64,852
                                                    ------------
                                                      3,915,910
                                                    ------------
Health Technology (0.9%)
Alpharma Inc.
  Class A                                 2,100          50,400
Becton, Dickinson
  & Co.                                  30,000       1,949,999
Guidant Corp.                            17,297         553,504
Haemonetics Corp.+                        2,200          41,525
Immunex Corp.+                              800          10,100
Rhone-Poulenc Rorer, Inc.                 5,800         273,325
Spacelabs Medical, Inc.+                    700          17,850
Sybron International Corp.+               5,300         225,250
                                                    ------------
                                                      3,121,953
                                                    ------------

Home Furnishings & Appliances (0.1%)
Electrolux AB
  Class B                                   700     $   29,924
Forbo Holding AG                             50         21,073
Haverty Furniture Co., Inc.               2,500         34,375
Kimball International, Inc. Class B         600         15,488
Leggett & Platt, Inc.                     7,800        187,200
                                                    ------------
                                                       288,060
                                                    ------------
Hotels & Restaurants (0.6%)
Compass Group Plc                        13,100         88,883
Hotel Properties Ltd.                    18,000         27,230
La Quinta Inns Inc.                       5,200        133,900
Marcus Corp.                                400         13,850
Marriott International, Inc.             43,800      1,615,124
Prime Hospitality Corp.+                  7,300         72,088
RFS Hotel Investors Inc.                 11,300        172,325
Sonic Corp.+                              6,250        135,938
                                                    ------------
                                                     2,259,338
                                                    ------------
Household Products (0.2%)
Carlisle Cos., Inc.                         600         24,675
Oneida, Ltd.                                600          9,900
Premark International, Inc.               5,200        240,500
Springs Industries, Inc. Class A          8,000        343,000
Toro Co.                                  2,200         63,525
                                                    ------------
                                                       681,600
                                                    ------------
Insurance (3.2%)
Acceptance Insurance Cos. Inc.+           1,400     $   21,000
Aegon N.V.                                2,856        108,268
Aflac, Inc.                               8,800        358,600
Allied Group, Inc.                        1,400         44,975
Allstate Corp.                           76,342      2,805,568
American Bankers Insurance Group          5,200        185,900
American Financial Group, Inc.            2,500         70,000
Baloise Holding Ltd.                         15         30,752
Capital American Financial Corp.          1,100         21,588
Capital Guaranty Corp.                      400          8,850
Cigna Corp.                              12,900      1,278,713
CMAC Investment Corp.                     5,900        280,250
Conseco, Inc.                             1,900         98,563
EA-generali AG                              300         82,037
Equitable of Iowa Cos.                    1,600         56,000
Fremont General Corp.                     5,110        148,190
Frontier Insurance Group, Inc.              700         20,038
Fund American Enterprises, Inc.+            804         55,476
Gallagher (Arthur J.) & Co.               2,100         74,288
General Re Corp.                         21,500      3,114,812
Guardian Royal Exchange Plc              23,700         85,637
Healthwise of America, Inc.+              3,500        105,000
Horace Mann Educators Corp.               6,000        159,750

Lawyers Title Corp.                         600     $     9,675
Loews Corp.                               1,900         278,588
Maic Holdings, Inc.+                        400          12,100
Markel Corp.+                               400          29,250
Maxicare Health Plans, Inc.+             11,400         199,500
NAC Re Corp.                                700          24,588
Orion Capital Corp.                       2,200          90,200
Penncorp Financial Group, Inc.            1,300          31,038
Prudential Reinsurance Holdings,
  Inc.+                                   3,400          69,275
Pxre Corp.                                  900          22,613
Reliastar Financial Corp.                 2,445         102,079
Royal Insurance Holdings Plc             13,800          85,140
Safeco Corp.                              6,100         391,544
Security-Connecticut Corp.                2,200          57,200
Selective Insurance Group                 2,100          77,963
Transatlantic Holdings, Inc.              2,900         195,388
Transport Holdings, Inc.+                   381          15,145
Trenwick Group, Inc.                        300          14,925
UNI Storebrand AS+                       28,500         143,667
Unitrin, Inc.                             3,800         177,175
Vesta Insurance Group, Inc.               4,400         177,650
Winterthur Schweizerische Versich            45          30,132
Zurich Versicherungs-Gesellschaft           225     $    64,342
                                                    ------------
                                                     11,513,432
                                                    ------------
Leisure & Entertainment (0.2%)
Chris-Craft Industries Inc.               3,830         152,721
Grand Casinos, Inc.+                      3,200         127,200
HBO & Co.                                 1,200          84,750
Leisure Management Bhd                   15,000          38,635
Mirage Resorts, Inc.+                     7,000         229,250
                                                    ------------
                                                        632,556
                                                    ------------
Machinery & Equipment (0.9%)
Acme-Cleveland Corp.                      2,000          43,750
Allied Products, Corp.                    1,000          21,000
Applied Power, Inc.                       1,300          39,488
Blount, Inc. Class A                      1,400          60,725
Case Corp.                                6,600         251,625
Danaher Corp.                             3,600         111,600
Electroglas, Inc.+                          200          14,200
Fluor Corp.                              18,700       1,056,550
FSI International, Inc.+                  1,000          23,875
Georg Fischer AG                             15          20,722
Illinois Tool Works, Inc.                 9,600         558,000
Indresco Inc.+                            7,900         135,288
Jenbacher Werke AG                          300          48,435
JLG Industries, Inc.                      1,600          37,400
Kone Corp. Class B                          200          18,224
Koyo Seiko Co. Ltd.                      10,000          79,711
Lam Research Corp.+                       3,700         225,238
Landis & Gyr                                 35          21,095

Modine Manufacturing Co.                    500     $   13,875
Opal, Inc.+                               1,700         25,713
Raymond Corp. (The)                         525         10,631
Regal Beloit                              2,300         41,400
Tecumseh Products Co. Class A             1,400         66,325
Tsubakimoto Chain                        23,000        107,976
Tsukishima Kikai                          5,100         99,760
                                                    ------------
                                                     3,132,606
                                                    ------------
Manufacturing (0.4%)
Fuji Photo Film                           4,000         98,978
Teledyne, Inc.                            3,200         79,600
Textron Inc.                             16,700      1,148,125
                                                    ------------
                                                     1,326,703
                                                    ------------
Media & Entertainment (0.6%)
Belo Corp. Class A                        5,400        186,975
Carmike Cinemas Class A+                    900         18,788
Finnair OY                                2,500         18,130
Genting Bhd                               6,000         51,671
Granada Group Plc                         5,500         58,666
GTECH Holdings Corp.+                     4,600        112,700
Heritage Media Corp. Class A+               300          8,325
King World Production, Inc.+             46,000      1,604,249
Magnum Corp. Bhd                         21,000         35,674
Media General, Inc.                       2,300         63,825
Regal Cinemas, Inc.+                      3,600        140,850
                                                    ------------
                                                     2,299,853
                                                    ------------
Metals & Mining (2.9%)
Acme Metals, Inc.+                        1,500         22,406
AK Steel Holding Corp.                    2,800     $   86,800
Alcan Aluminum Ltd.                      36,700      1,160,744
Aluminum Co. of America                  22,700      1,157,700
Asarco Inc.                              14,300        461,175
Ashland Coal Inc.                         1,100         26,125
Brenco, Inc.                              1,100         12,925
British Steel Plc                           100            258
Carpenter Technology Corp.                6,000        227,250
Cleveland-Cliffs, Inc.                    3,900        145,763
Commonwealth Aluminum Corp.               4,600         73,600
Cyprus Amax Minerals Co.                 85,600      2,236,299
Dofasco, Inc.                             4,824         60,972
Falconbridge Ltd.                         2,200         48,457
Handy & Harman                            6,100         86,163
J & L Specilty Steel, Inc.               10,600        173,575
Kalmar Industries                         1,100         17,882
Kennametal Inc.                          17,100        532,238
Kon. Ned. Hoogovens En                       23            786
Lukens, Inc.                              2,500         76,875
MAF Bancorp, Inc.                           440         11,000
Magma Copper Co.                         11,800        197,650
Minerals Technologies, Inc.                 500         19,938
Mueller Industries, Inc.+                 7,600        178,600
Nucor Corp.                               4,300        206,938
Phelps Dodge Corp.                       44,500      2,820,187
Quanex Corp.                              1,000         19,750
Rautaruukki Oy                            5,000         27,430

Santa Fe Pacific
  Gold Corp.                             32,800     $   323,900
SSAB Svenskt
  Sta AB                                  3,000          30,029
WHX Corp.+                                6,700          69,513
                                                    ------------
                                                     10,512,928
                                                    ------------
Oil & Gas (9.0%)
Alberta Energy Co. Ltd.+                  2,200          34,349
Amoco Corp.                              13,790         880,836
Atlantic Richfield Co.                   12,700       1,355,724
BJ Services Co.+                          6,200         145,700
Box Energy Corp. Class B+                 1,200          11,250
Burmah Castrol Plc                        6,700         104,134
Camco
  International, Inc.                     5,400         123,525
Chesapeake Energy Corp.+                  2,200          64,350
Coda Energy, Inc.+                        1,500          11,297
Conwest
  Exploration Co.                         3,300          57,965
Diamond
  Shamrock, Inc.                          4,500         115,875
Enron Oil & Gas Co.                       4,200          84,000
Exxon Corp.                             100,000       7,637,499
Global Industries Ltd.+                   2,700          71,550
Halliburton Co.                          44,800       1,859,199
Imperial Oil Ltd.                             9             344
KCS Energy, Inc.                          1,200          13,650
Leviathan Gas Pipeline
  Partners L. P.                          4,700         116,913
Mobil Corp.                              55,400       5,581,549
Newpark Resources, Inc.+                    100     $     1,606
Occidental Petroleum Corp.               34,000         731,000
OEMV AG                                     800          69,020
Oneok, Inc.                               6,500         158,438
Panhandle Eastern Corp.                  19,700         497,425
Petro-Canada                              5,800          62,528
Petronas Gas Bhd+                         8,000          27,055
Pride Petroleum Services, Inc.+           6,700          58,625
Royal Dutch Petroleum Co.                54,000       6,635,249
Schlumberger Ltd.                         1,900         118,275
Shell Transport & Trading Co.            18,600       1,325,249
Smith International, Inc.+               19,200         307,200
Sonat Offshore Drilling Co.               6,500         206,375
Sun Company, Inc.                        34,600         990,425
Tesoro Petroleum Corp.+                   5,300          41,738
Texaco, Inc.                             37,900       2,581,937
Tide West Oil Co.+                        1,200          14,250
Union Texas Petroleum Holdings, Inc.      9,900         178,200
                                                    ------------
                                                     32,274,304
                                                    ------------
Paper & Containers (2.6%)
Abitibi-Price Inc.                        2,600          45,428
ACX Technologies, Inc.+                   1,000          15,875
Asia Pulp & Paper Co. Ltd.+              16,000         164,000
Bobst SA                                      7          10,594

Boise Cascade Corp.                      20,000    $    725,000
Champion International Corp.             37,600       2,011,599
Chesapeake Corp.                          7,600         232,750
Consolidated Papers Inc.                  5,400         309,150
Glatfelter (P.H.) Co.                     1,500          27,750
Kymmene OY                                1,600          43,700
Leykam-Muerztaler Papier+                   700          27,618
Longview Fibre Co.                          600           8,700
Macmillan Bloedel Ltd.                    5,000          65,985
MayrMelnhof Karton AG                       950          55,408
Mead Corp.                               35,000       2,016,874
Metsa Serla Class B                       1,000          37,202
Missouri Och Domsjoe AB                     500          25,438
Rayoner Inc.                              8,200         307,500
Repola Oy                                 2,900          56,128
Rock-Tenn Co.
  Class A                                   400           6,600
Royal PTT Nederland N.V.                  2,814          98,840
Stone-Consolidated Corp.+                 2,900          40,158
Stora Kopparbergs Bergs                   2,500          30,292
Temple-Inland, Inc.                      18,000         819,000
Willamette
  Industries, Inc.                       36,100       2,102,824
                                                    ------------
                                                      9,284,413
                                                    ------------
Pharmaceuticals (7.4%)
Abbott Laboratories                      42,100       1,673,474
Bristol-Myers
  Squibb Co.                             61,700    $  4,704,624
Carter--Wallace, Inc.                       300           3,150
COR Therapeutics, Inc.+                   3,600          36,900
Eli Lilly & Co.                           8,032         776,092
Immulogic Pharmaceutical Corp.+           1,200          13,950
Johnson & Johnson                        87,500       7,131,249
Medtronic, Inc.                          59,400       3,430,349
Merck & Co., Inc.                        16,700         960,250
Novo-Nordisk AS                             700          88,997
Pfizer, Inc.                             30,400       1,744,199
Roche Holding AG                             10          72,591
Schering Plough                          91,600       4,912,049
Upjohn Co.                               11,000         558,250
Watson Pharmaceuticals, Inc.+             4,800         216,000
Yamanouchi Pharmaceuticals                3,000          66,898
                                                    ------------
                                                     26,389,022
                                                    ------------
Printing & Publishing (1.6%)
Banta Corp.                               9,200         400,200
Cadmus Communications Corp.                 400           9,800
Central Newspapers, Inc.Class A           3,000          88,500
Devon Group, Inc.+                        1,700          65,875
Gannett Company, Inc.                    30,000       1,631,249
Lee Enterprises, Inc.                       600          23,925
Meredith Corp.                            2,400          85,800
Pulitzer Publishing Co.                   2,825         127,831

Scholastic Corp.+                         5,200     $  321,750
Scientific Games Holdings Corp.+          3,700        122,563
Tribune Co.                              27,100      1,710,687
VNU-Verenigde Nederlands Uitgev             300         41,997
Washington Post Co.                       4,000      1,160,000
                                                    ------------
                                                     5,790,177
                                                    ------------
Real Estate Investment Trusts (2.7%)
American Health Properties, Inc.            100          2,063
AMLI Residential Properities Trust        4,300         82,775
Apartment Investment & Management         2,000         40,250
Associated Estates Realty Corp.           8,700        178,350
Beacon Properties Corp.                  13,300        289,275
Bre Properties, Inc. Class A              1,700         54,400
Camden Property Trust                     7,600        157,700
Carr Realty Corp.                         2,400         45,600
CBL & Associates Properties, Inc.         7,800        165,750
Centerpoint Properties Corp.              1,100         24,888
Chelsea GCA Realty, Inc.                  9,400        260,850
Colonial Properties Trust                 7,500        187,500
Cousins Properties, Inc.                  2,200         38,225
Crescent Real Estate Equities, Inc.      13,000        416,000
Crown America Realty Trust               13,900     $  105,988
Debartolo Realty Corp.                   29,800        387,400
Developers Diversified Realty Corp.       3,700        105,450
Duke Realty Investments, Inc.            17,000        520,625
Equity Inns, Inc.                        13,400        155,775
Equity Residential Properties Trust      17,400        487,200
Essex Property Trust, Inc.                3,600         65,700
Evans Withycombe Residential, Inc.        2,400         45,300
Excel Realty Trust, Inc.                  5,000         94,375
First Industrial Realty Trust, Inc.       7,100        144,663
General Growth Properties                 9,500        191,188
Health Care Property Investors, Inc.      1,100         37,263
Healthcare Realty Trust, Inc.             4,600         92,575
HGI Realty, Inc.                          6,700        148,238
Highwood Properties, Inc.                22,600        601,725
Irvine Apartment Communities, Inc.        9,400        168,025
JP Realty, Inc.                           3,300         67,650
Kimco Realty Corp.                        6,900        254,438
Kranzco Realty Trust                      3,300         50,325
LTC Properties, Inc.                     10,300        149,350
Macerich Co. (The)                        4,500         90,563
Manufactured Home Communities, Inc.       3,000         49,500
Mark Centers Trust                          300          3,225

Merry Land & Investment Co., Inc.        14,200     $  298,200
MGI Properties, Inc.                      3,500         54,250
Mills Corp.                               1,500         25,688
National Golf Properties, Inc.            7,500        162,188
National Health Investors, Inc.           7,000        210,000
Pelangi Bhd                               2,000          1,950
Post Properties, Inc.                     9,200        276,000
Price REIT, Inc.                            700         20,475
Prime Residential, Inc.                   6,900        122,044
Realty Income Corp.                       1,700         33,363
Regency Realty Corp.                        500          8,500
RPS Realty Trust                          4,500         19,125
Santa Anita Realty Enterprises, Inc.        600          7,350
Security Capital Industrial Trust         9,100        149,013
Sekisui House                             8,000         92,327
Smith (Charles E.) Residential Realty     1,600         37,200
South West Property Trust                11,475        139,134
Spieker Properties, Inc.                 17,700        429,225
Storage Equities Inc.                    28,800        529,200
Tanger Factory Outlet Centers, Inc.       7,100        166,850
Vornado Realty Trust                     13,200        473,550
Walden Residential Properties, Inc.       7,500        137,813
Weingarten Realty Investors               9,300        320,850
Wellsford Residential Property Trust      6,800     $  134,300
                                                    ------------
                                                     9,808,762
                                                    ------------
Retail (1.9%)
Albertson's, Inc.                        36,100      1,200,325
Arbor Drugs, Inc.                         2,100         38,063
Argyll Group Plc                         14,500         73,672
Big B, Inc.                               8,200        119,925
Burton Group Plc                         79,200        126,219
Caldor Corp. (The)                          100            488
CALI Realty Corp.                         6,000        117,000
Callaway Golf Co.                        17,600        288,200
Cardinal Health Inc.                      3,400        174,675
Casey's General Stores, Inc.              3,000         69,375
Cash America International, Inc.          1,400          7,175
CDW Computer Centers, Inc.+                 700         34,388
Circuit City Stores, Inc.                 8,100        270,338
Claire's Stores, Inc.                     5,300        104,013
Consolidated Stores Corp.+                  300          6,938
Dai Nippon Printing Co.                   9,000        143,479
Eckerd Corp.+                             2,100         83,213
Elkjop Norge AS                           2,000         51,694
Fabri-Centers of America Class A+           600          8,925
Fabri-Centers of America Class B+           600          6,975
Familymart                                3,000        126,461
Fastenal Co.                              3,100        107,919
Fay's Drug Co.                            3,500         28,000
Fingerhut Companies, Inc.                 1,400         19,075

General Host Corp.+                       3,400     $   16,575
Genovese Drug Stores, Inc.                  200          1,975
Hannaford Brothers, Co.                   4,600        120,175
Hudson's Bay Co.                          2,000         37,361
Ito-Yokado Co. Ltd.                       3,000        164,018
JUSCO Co.                                 5,000        117,365
Kesko                                     2,800         35,073
Koninklijke Ahold N.V.                    1,957         74,064
Kroger Equity, Inc.+                      1,700         16,363
Laclede Gas Co.                           2,800         57,050
Mac Frugal's Bargains+                      200          2,375
Medicine Shoppe International, Inc.         400         17,350
Merkur Holding AG                            80         17,809
Micro Warehouse, Inc.+                    2,700        120,825
Neiman Marcus Group, Inc.                 1,400         23,975
Oriental Holdings Bhd                     9,000         41,408
Oshkosh B'Gosh, Inc.                        100          1,338
Proffitt's Inc.+                          1,000         23,500
Rex Stores Corp.+                         1,600         27,200
Robinson & Co. Ltd.                       7,000         29,690
Ruddick Corp.                             1,800         22,950
Russ Berrie & Co. Inc.                    2,500         34,688
Sears, Roebuck & Co.                     33,900      1,152,600
Shopko Stores, Inc.                       1,300         13,975
Stop & Shop Co., Inc.+                    1,900         39,425
Strawbridge & Clothier Class A              800     $   15,000
Tesco Plc                                   426          2,017
Urban Shopping Centers, Inc.              5,000        106,250
Viking Office Products, Inc.+             5,800        258,463
Vons Companies, Inc.+                     7,300        185,238
Waban Inc.+                               5,000         78,125
Wal-Mart Stores, Inc.                    27,900        603,338
Zale Corp.+                               2,100         31,106
                                                    ------------
                                                     6,695,199
                                                    ------------
Specialty Consumer Durables (0.1%)
Bio-Rad Labs, Inc. Class A+               2,600         98,800
Collagen Corp.                            1,200         21,900
Conmed Corp.+                               300         10,575
Department 56, Inc.+                      1,200         54,450
Fusion Systems Corp.+                       500         13,813
Polaris Industries, Inc.                  7,050        197,400
Superior Surgical Manufacturing Co.         800          7,600
                                                    ------------
                                                       404,538
                                                    ------------
Telecommunications (3.1%)
Ameritech Corp.                         111,300      6,010,199
AT&T Corp.                               47,400      3,033,599
Computer Associates International,
  Inc.                                   36,900      2,029,499
Holophane Corp.+                          3,300         89,306
Mobile Telecomm. Technologies Corp.+      1,200         34,200
Tekelec+                                  1,200         17,700

Tel-Save Holdings, Inc.+                    300     $     4,200
                                                    ------------
                                                     11,218,703
                                                    ------------
Transportation (1.5%)
Alaska Air Group, Inc.+                   1,100          16,363
American President Cos. Ltd.             11,400         276,450
AMR Corp.+                               30,500       2,012,999
Bergesen d.y. AS Class B                  3,000          61,647
British Airways Plc                      11,800          84,717
Comair Holdings, Inc.                     7,650         215,634
Conrail, Inc.                            14,100         969,375
Det Danske Luftfartselskap AS               300          24,970
Det Norske Luftfartselsk AS               1,400          64,729
East Japan Railway Co.                       22         103,927
Expeditors International of
  Washington, Inc.                        1,800          47,925
Florida East Coast Industries, Inc.         400          26,750
Flughafen Wien AG                         1,200          77,012
GATX Corp.                                3,200         152,000
Harper Group, Inc.                        3,700          65,213
Hornbeck Offshore Services, Inc.+         1,600          23,200
Kobenhavns Lufthavne AS                     400          30,001
Kvaerner AS                               3,000         126,184
Landstar Systems, Inc.                    1,600          42,400
M.S. Carriers, Inc.+                      2,800     $    44,100
Navistar International Corp.+            20,000         205,000
Peninsular & Orient Steam Navigation     14,000         106,477
PHH Corp.                                 4,100         179,375
Singapore Airlines Ltd.                   8,000          74,085
UAL Corp.+                                2,000         351,750
Werner Enterprises, Inc.                    900          16,931
                                                    ------------
                                                      5,399,214
                                                    ------------
Utilities--Electric (5.7%)
Boston Edison Co.                         9,000         246,375
California Energy Co., Inc.+              7,000         126,875
Centerior Energy Corp.                    4,400          44,000
Central Hudson Gas & Electric Co.         3,300         101,063
Cilcorp, Inc.                             1,900          74,100
Commonwealth Energy System, Inc.          1,400          59,325
Consolidated Edison Co. of New York      80,000       2,429,999
DQE, Inc.                                 8,850         243,375
Electrowatt AG                              115          34,707
Entergy Corp.                            82,800       2,359,799
General Public Utilities Corp.            7,900         246,875
Green Mountain Power Corp.                  800          21,800
Hawaiian Electric Industries, Inc.          600          23,400

Hokkaido Electric Power Co.               4,000     $    92,718
Houston Industries, Inc.                  7,000         324,625
IES Industries, Inc.                      4,000         106,500
Illinova Corp.                           12,100         343,338
Korea Electric Power Corp. ADR+           4,000          99,000
LG&E Corp.                                2,800         116,200
MDU Resources Group, Inc.                 2,700          57,038
Midamerican Energy Co.                    1,900          30,400
National Power PLC ADR                    5,350          66,875
New England Electric System               6,200         241,800
New York State Electric & Gas Corp.      12,400         313,100
Nipsco Industries, Inc.                   6,400         233,600
Northeast Utilities                       5,100         126,225
Northern States Power Co. (Minn.)         5,100         240,975
Oklahoma Gas & Electric Co.               1,600          64,000
Orange & Rockland Utilities, Inc.         2,800          98,350
Pacific Gas and Electric Co.             90,600       2,661,374
Peco Energy Co.                          30,300         886,275
Pinnacle West Capital Corp.              13,100         360,250
Portland General Corp.                    8,400         227,850
Powergen Plc ADR                          5,350          88,944
Public Service Co. of New Mexico+        12,900     $   216,075
Public Service Co. of Colorado            6,400         218,400
Rochester Gas & Electric Corp.            3,100          72,850
San Diego Gas & Electric Co.              8,600         199,950
SCEcorp                                 229,000       3,892,999
Sierra Pacific Resources                  5,400         126,225
Siliconix, Inc.+                            200           5,800
TNP Enterprises, Inc.                     1,400          25,375
Transalta Corp.                           5,800          62,528
Unicom Corp.                             83,400       2,731,349
United Illuminating Co.                   2,200          83,600
Western Resources, Inc.                   3,600         121,050
WPS Resources Corp.                       2,700          84,038
                                                    ------------
                                                     20,631,369
                                                    ------------
Utilities--Natural Gas (0.5%)
Brooklyn Union
  Gas Co. (The)                           5,600         140,700
Coastal Corp. (The)                       9,900         320,513
Williams Cos. Inc.                       34,300       1,324,837
                                                    ------------
                                                      1,786,050
                                                    ------------
Utilities--Oil & Gas (0.3%)
Atlanta Gas Light Co.                     6,400         247,200
Connecticut Energy Corp.                    900          17,438
New Jersey Resources Corp.                2,900          72,500
Northwest Natural Gas Co.                 1,000          32,250
Pacific Enterprises                      21,000         519,750

Phoenix Resource Co., Inc.                5,200    $     92,300
Piedmont Natural Gas, Inc.                  700          15,400
Public Service Co. of North Carolina        800          12,600
Southern Indiana Gas & Electric Co.       1,200          40,500
Valero Energy Corp.                       4,000          94,500
Washington Gas
  Light Co.                                 600          11,475
                                                    ------------
                                                      1,155,913
                                                    ------------
Utilities--Telephone (4.3%)
Bell Atlantic Corp.                      46,000       2,926,749
BellSouth Corp.                          49,900       3,817,349
Cable & Wireless Plc                     13,100          85,576
Century Telephone Enterprises             6,100         176,900
Citizens Utilities Co.+                   1,607          17,677
DDI Corp.                                    16         129,728
Frontier Corp.                            1,000          27,000
GTE Corp.                                15,000         618,750
Nippon Telegraph & Telephone Corp.           19         155,910
Nynex Corp.                              15,000         705,000
SBC Communications, Inc.                 26,100       1,458,337
Southern New England Telecomm. Corp.      6,500         234,813
Sprint Corp.                            131,353       5,057,090
Tellabs, Inc.+                            2,600          88,725
                                                    ------------
                                                     15,499,604
                                                    ------------
Utilities--Water (0.0%)
Welsh Water Plc                           5,333    $     63,368
                                                    ------------
Total Common Stocks
   (cost $284,644,992)                             $335,382,351
                                                    ------------
Preferred Stocks (0.5%)
Banks (0.1%)
Barnett Banks, Inc.                       2,000         210,000
                                                    ------------
Commercial Services (0.0%)
Alco Standard Corp.                         900          89,550
                                                    ------------
Computer & Office Equipment (0.0%)
Ceridian Corp.                            1,500         146,250
                                                    ------------
Diversified (0.0%)
Sea Containers, Ltd.                      1,500          72,188
                                                    ------------
Financial Services (0.2%)
Alexander & Alexander+++                  3,700         186,850
Travelers, Inc.                           3,200         225,600
                                                    ------------
                                                        412,450
                                                    ------------
Foods & Beverages (0.0%)
Conagra, Inc.                               700          27,475
Corning
  Delaware L.P.                           1,100          49,500
Union Planters Co.                        1,400          53,725
                                                    ------------
                                                        130,700
                                                    ------------
Health Care (0.0%)
AMC Entertainment                         1,250          42,188
                                                    ------------
Machinery & Equipment (0.0%)
Case Corp.+++                               800          80,400
                                                    ------------
Metals & Mining (0.1%)
Cyprus Amax Minerals Co.                  2,900         173,275
                                                    ------------
Paper & Containers (0.0%)
International
  Paper Co.+++                              700          31,150
                                                    ------------

Pollution Control (0.1%)
William Cos. Inc.                          2,100    $   143,588
                                                    ------------
Retail (0.0%)
Tanger Factory Outlet Centers, Inc.        4,200         91,350
                                                    ------------
Utilities--Oil & Gas (0.0%)
Valero Energy Corp.                        2,800        141,050
                                                    ------------
Utilities--Water (0.0%)
Welsh Water Plc                            5,760          9,452
                                                    ------------
Total Preferred Stocks
   (cost $1,672,984)                                  1,773,591
                                                    ------------
Warrants (0.0%)
Morgan Stanley American Express Hong
  Kong+                                   20,000         90,000
                                                    ------------
Total Warrants
   (cost $98,475)                                   $    90,000
                                                    ------------

                                       Principal         Market
                                          Amount          Value
                                         --------   ------------
Long Term Bonds and Notes (1.2%)
Commercial Services (0.0%)
Ogden Corp., 6.00%, 06/01/02           $  25,000    $    23,438
                                                    ------------
Computer Software (0.0%)
Automatic Data Processing, Inc.,
  0.00%, 02/20/12                        200,000         95,250
                                                    ------------
Consumer Products (0.0%)
Fieldcrest Cannon, Inc., 6.00%,
  03/15/12                                50,000         40,250
                                                    ------------

Electrical & Electronics (0.2%)
National Semiconductor Corp.+++,
  6.50%, 10/01/02                      $ 350,000    $   337,750
Seagate Technology, Inc., 6.75%,
  05/01/12                               140,000        158,200
                                                    ------------
                                                        495,950
                                                    ------------
Electrical Equipment (0.0%)
Proffitt's Inc., 4.75%, 11/01/03         140,000        116,900
                                                    ------------
Financial Services (0.2%)
Fremont General Corp., 0.00%,
  10/12/13                               300,000        120,750
Mitsubishi Bank, 3.00%, 11/30/02         140,000        145,691
Old Republic International, 5.75%,
  08/15/02                                85,000         95,838
                                                    ------------
                                                        362,279
                                                    ------------
Health Services (0.0%)
Integrated Health Services, 5.75%,
  01/01/01                                70,000         70,350
                                                    ------------
Hotels & Restaurants (0.0%)
Carnival Corp., 4.50%, 07/01/97           20,000         27,500
                                                    ------------
Household Appliances (0.0%)
Horace Mann, 6.50%, 12/01/99              70,000         71,400
NAC Re Corp.+++, 5.25%, 12/15/02          70,000         69,300
                                                    ------------
                                                        140,700
                                                    ------------

Machinery & Equipment (0.1%)
AGCO Corp., 6.50%, 06/01/08             $ 95,000    $  342,356
Lam Research Corp., 6.00%, 05/01/03       18,000        45,630
                                                    ------------
                                                       387,986
                                                    ------------
Metals & Mining (0.1%)
Agnico-Eagle Mines Ltd., 3.50%,
  01/27/04                               100,000        76,750
Allegheny Ludlum Corp., 5.88%,
  03/15/02                                70,000        72,013
                                                    ------------
                                                       148,763
                                                    ------------
Oil & Gas (0.2%)
Apache Corp.+++, 6.00%, 01/15/02          30,000        32,250
Baker Hughes Inc., 0.00%, 05/05/08       525,000       313,688
Consolidated Natural Gas Co., 7.25%,
  12/15/15                                50,000        51,813
Pogo Producing, 5.50%, 03/15/04          105,000       112,350
                                                    ------------
                                                       510,101
                                                    ------------
Pollution Control (0.0%)
Browning-Ferris Industries, Inc.,
  6.75%, 07/18/05                        150,000       148,125
                                                    ------------
Printing & Publishing (0.0%)
Omnicom Group,+++ 4.50%, 09/01/00        105,000       126,131
                                                    ------------
Retail (0.2%)
Costco Wholesale Inc., 5.75%,
  05/15/02                              $175,000    $  164,500
Office Depot, Inc., 0.00%, 12/11/07      100,000        84,375
Rite Aid Corp., 0.00%, 07/24/06          800,000       402,000
                                                    ------------
                                                       650,875
                                                    ------------
Specialty Consumer Durables (0.1%)
Aspect Telecommunications+++, 5.00%,
  10/15/03                                70,000       125,300
Bindley Western, 6.50%, 10/01/02          70,000        71,575
                                                    ------------
                                                       196,875
                                                    ------------
Transportation (0.0%)
AMR Corp., 6.13%, 11/01/24                70,000        68,688
                                                    ------------
U. S. Treasuries (0.0%)
U.S. Treasury Note, 5.125%,
  03/31/96++++                           150,000       149,813
                                                    ------------
Utilities--Electric (0.1%)
California Energy Co., Inc., 5.00%,
  07/31/00+++                             50,000        49,500
Oryx Energy Co., 7.50%, 05/15/14          50,000        43,188
Potomac Electric Power, 7.00%,
  01/15/18                               250,000       251,250
                                                    ------------
                                                       343,938
                                                    ------------
Total Long Term Bonds and
   Notes (cost $3,851,528)                          $4,103,912
                                                    ------------

Short-Term Investments (4.0%)
U.S. Treasury Note, Time Deposit,
  9.25%, 01/15/96                    $   250,000   $    251,825
Columbia/HCA Healthcare Corp., Comm.
  Paper, 6.00%, 11/01/95              10,632,000     10,632,000
Bridgestone Firestone Inc., Comm.
  Paper, 5.80%, 11/02/95               3,409,000      3,409,000
U.S. Treasury Note, Time Deposit,
  4.00%, 01/31/96                        150,000        149,449
Total Short-Term
   Investments
   (cost $14,442,195)                              $ 14,442,274
                                                    ------------
Total Investments
  (cost $304,710,174)(a)                           $355,792,128
Other assets less liabilities                         3,227,621
                                                    ------------
Total Net Assets

                                                    ------------
                                                   $359,019,749

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $305,063,487. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains               738,259
    Unrealized losses             (629,385)
                                 ----------
     Net unrealized losses       $ 108,874
                                 ==========

   + Non-income producing security.

 +++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

++++ Security pledged to cover initial margin deposits on open futures contracts at October 31, 1995.

Category percentages are based on net assets.

Information concerning open futures contracts is shown below:
                               No. of      Initial  Expiration     Unrealized
                            Contracts        Value        Date    Gain/(Loss)
                            ---------   ----------   ---------   ------------
All Ordinaries Share
  Price Index                  18        $729,934    12/29/95     $ (31,493)
TSE 35 Index Future             2         181,703    12/14/95        (5,881)
German DAX Index Future         7       1,087,254    12/14/95       (56,913)
CAC 40 Stock Index
  Future                        9         677,544    12/29/95       (35,133)
FTSE 100 Index Future           4         556,642    12/15/95        (7,416)
Topex Index Future              2         284,005    12/04/95       (11,345)
Hang Seng Index Future          6         381,656    11/29/95        (1,423)
                                                                 ------------
                                                                  $(149,604)
                                                                 ============

See Notes to Financial Statements.

Growth Fund
October 31, 1995
                             Number
                               of         Market
                             Shares        Value
                             --------   ------------
Common Stocks (96.6%)
Aerospace & Defense (6.8%)
Boeing Co.                   21,000     $1,378,125
United Technologies Corp.    14,000      1,242,500
                                        ------------
                                         2,620,625
                                        ------------
Apparel (2.3%)
Nike, Inc.                   16,000        908,000
                                        ------------
Autos & Auto Equipment (5.2%)
Ford Motor Co.               40,000      1,150,000
General Motors Co.           20,000        875,000
                                        ------------
                                         2,025,000
                                        ------------
Banks (2.9%)
Bank of Boston Corp.         25,000      1,112,500
                                        ------------
Chemicals (7.3%)
Engelhard Corp.              37,500        932,813
Monsanto Co.                 10,000      1,047,500
W.R Grace & Co.              15,000        836,250
                                        ------------
                                         2,816,563
                                        ------------
Computer Software (3.1%)
America Online, Inc.+        15,000      1,200,938
                                        ------------
Computers & Office Equipment (9.2%)
Bay Networks Inc.+           20,000      1,327,500
Cray Research, Inc.+         40,000        830,000
Hewlett-Packard Co.          15,000      1,389,375
                                        ------------
                                         3,546,875
                                        ------------
Consumer Products (2.2%)
Liz Claiborne, Inc.          30,000        851,250
                                        ------------
Electrical & Electronics (8.9%)
Intel Corp.                  22,500      1,573,592
Motorola, Inc.               19,000      1,246,875
Tandy Corp.                  12,000     $  592,500
                                        ------------
                                         3,412,967
                                        ------------
Financial Services (5.8%)
Ahmanson (H.F.) & Co.        33,100        827,500
Franklin Resources, Inc.     28,000      1,421,000
                                        ------------
                                         2,248,500
                                        ------------
Insurance (5.2%)
American International
  Group, Inc.                13,000      1,096,875
PartnerRe Ltd.               35,000        929,688
                                        ------------
                                         2,026,563
                                        ------------
Machinery & Equipment (8.2%)
Caterpillar, Inc.            10,000        561,250
Deere & Co.                  15,000      1,340,625
Fluor Corp.                  22,500      1,271,250
                                        ------------
                                         3,173,125
                                        ------------
Metals & Mining (6.7%)
Aluminum Co. of America      15,000        765,000
Inco Ltd.                    20,000        687,500
Phelps Dodge Corp.           18,000      1,140,750
                                        ------------
                                         2,593,250
                                        ------------
Oil & Gas (4.3%)
Atlantic Richfield Co.        7,000        747,250
Tidewater, Inc.              35,000        923,125
                                        ------------
                                         1,670,375
                                        ------------
Paper & Containers (1.8%)
Crown Vantage, Inc.+          2,000         39,750
James River Corp.of Virginia 20,000        642,500
                                        ------------
                                           682,250
                                        ------------

Pharmaceuticals (7.4%)
Amgen Inc.+                   38,500    $ 1,850,406
Upjohn Co.                    20,000      1,015,000
                                        ------------
                                          2,865,406
                                        ------------
Telecommunications (5.0%)
AT&T Corp.                    12,000        768,000
Cisco Systems, Inc.+          15,000      1,163,438
                                        ------------
                                          1,931,438
                                        ------------
Transportation (4.3%)
AMR Corp.+                    15,000        990,000
Conrail, Inc.                 10,000        687,500
                                        ------------
                                          1,677,500
                                        ------------
Total Common Stocks
  (cost $32,392,925)                    $37,363,125
                                        ------------
                            Principal         Market
                               Amount          Value
                             --------   ------------
Short Term Investments (2.1%)
Federal Home Loan
  Mortgage Corp., Disc.
  Note, 5.82%, 11/01/95     $794,000    $   794,000
                                        ------------
Total Short-Term Investments
  (Cost $794,000)                       $   794,000
                                        ------------
Total Investments
  (cost $33,186,925) (a)                $38,157,125
Other assets less liabilities               506,468
                                        ------------
Total Net Assets

                                        ------------
                                        $38,663,593
  + Non-income producing security.

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains          $5,475,360
    Unrealized losses           (505,160)
                              -----------
    Net unrealized gain       $4,970,200
                              ===========

Category percentages are based on net assets.

See Notes to Financial Statements

Small Company Growth Fund
October 31, 1995

                                          Number
                                            of         Market
                                          Shares        Value
                                          --------   ------------
Common Stocks (93.2%)
Autos & Auto Equipment (3.9%)
Andros, Inc.+                             20,000     $  345,000
Copart, Inc.+                             20,000        460,000
Lear Seating Corp.+                       19,500        541,125
                                                     ------------
                                                      1,346,125
                                                     ------------
Building Materials & Construction (2.7%)
American Buildings Co.+                   15,000        376,875
Lone Star Industries, Inc.                25,000        571,875
                                                     ------------
                                                        948,750
                                                     ------------
Chemicals (4.3%)
Hexcel Corp.+                            100,000        837,500
Vigoro Corp.                              15,000        650,625
                                                     ------------
                                                      1,488,125
                                                     ------------
Computer Software (3.4%)
Bolt Beranek and Newman, Inc.+            10,000        308,750
FTP Software, Inc.+                       32,500        879,530
                                                     ------------
                                                      1,188,280
                                                     ------------
Computers & Office Equipment (5.4%)
Cray Research, Inc.+                      25,000        518,750
Data General Corp.+                       25,000        287,500
Stratus Computer, Inc.+                   35,000      1,089,375
                                                     ------------
                                                      1,895,625
                                                     ------------
Diversified (1.7%)
Figgie International, Inc.--Class A+      50,000        593,750
                                                     ------------
Electrical & Electronics (8.7%)
Amphenol Corp.+                           20,000        432,500
BMC Industries, Inc.                      30,000      1,158,750
Integrated Process Equipment+             10,000        371,250
Nimbus CD International, Inc.+            75,000     $  600,000
Silicon Valley Group Inc.+                15,000        483,750
                                                     ------------
                                                      3,046,250
                                                     ------------
Financial Services (2.5%)
Dime Bancorp, Inc.+                       35,000        371,875
Cullen/Frost Bankers, Inc.                10,000        506,250
                                                     ------------
                                                        878,125
                                                     ------------
Foods & Beverages (5.3%)
Delta & Pine Land Co.                     15,000        575,625
International Multifoods Corp.            20,000        410,000
Ralcorp Holdings, Inc.+                   15,000        345,000
Universal Foods Corp.                     15,000        513,750
                                                     ------------
                                                      1,844,375
                                                     ------------
Health Technology (6.2%)
Medeva Plc                                35,000        599,375
MGI Pharma, Inc.+                         50,000        296,875
Palomar Medical Technologies, Inc.+      100,000        531,250
Quidel Corp.+                            135,000        725,625
                                                     ------------
                                                      2,153,125
                                                     ------------
Hotels & Restaurants (1.2%)
Sun International Hotels Ltd.--Class
  A+                                      14,000        406,000
                                                     ------------
Insurance (7.1%)
Allmerica Financial Corp.+                18,000        452,250
American Eagle Group, Inc.                30,000        348,750
Liberty Corp. (The)                       15,000        502,500
Markel Corp.+                              6,300        460,688

See Notes to Portfolio of Investments.

Security-Connecticut Corp.                28,000     $   728,000
                                                     ------------
                                                       2,492,188
                                                     ------------
Machinery & Equipment (5.2%)
Acme-Cleveland Corp.                      19,700         430,938
Indresco Inc.+                            60,000       1,027,500
Media General, Inc.                       13,000         360,750
                                                     ------------
                                                       1,819,188
                                                     ------------
Media & Entertainment (8.0%)
Bet Holdings, Inc. Class A+               10,000         207,500
National Gaming Corp.+                   100,000         925,000
New World Communications Group+           45,000         745,313
Topps Co., Inc.+                         145,000         906,250
                                                     ------------
                                                       2,784,063
                                                     ------------
Metals & Mining (1.0%)
Brush Wellman Inc.                        20,000         335,000
                                                     ------------
Oil & Gas (5.0%)
Arethusa (Off-Shore) Ltd.                 20,000         391,250
Basic Petroleum International Ltd.+       15,000         412,500
Chesapeake Energy Corp.+                  10,000         292,500
Seagull Energy Corp.+                     20,000         342,500
Sonat Offshore Drilling Co.               10,000         317,500
                                                     ------------
                                                       1,756,250
                                                     ------------
Paper & Containers (1.0%)
Aptargroup, Inc.                          10,000     $   342,500
                                                     ------------
Personal Care (1.4%)
Helen of Troy Ltd.+                       25,000         471,875
                                                     ------------
Pharmaceuticals (5.9%)
Biovail Corp. International+              35,000       1,356,250
Foxmeyer Health Corp.+                    30,000         682,500
                                                     ------------
                                                       2,038,750
                                                     ------------
Pollution Control (0.5%)
Energy Biosystems Corp.+                  20,000         172,500
                                                     ------------
Retail (7.1%)
Friedman's Inc. Class A+                  15,000         300,000
Greenman Brothers, Inc.+                  30,000         386,250
Medicine Shoppe International, Inc.       15,000         650,625
Wolverine World Wide, Inc.                37,500       1,125,000
                                                     ------------
                                                       2,461,875
                                                     ------------
Telecommunications (2.7%)
C-Tec Corp.+                              20,000         427,500
General Cable Plc ADR+                    35,000         520,625
                                                     ------------
                                                         948,125
                                                     ------------
Utilities (3.0%)
Valero Energy Corp.                       25,000         590,625
Atlantic Tele-Network, Inc.+              41,700         448,275
                                                     ------------
                                                       1,038,900
                                                     ------------
Total Common Stocks
  (cost $27,411,436)                                 $32,449,744
                                                     ------------

                                    Principal       Market
                                      Amount        Value
                                    ----------   ------------
Short Term Investments (5.2%)
Federal Home Loan Bank, Disc.
  Note, 5.82%, 11/01/95             $1,000,000   $ 1,000,000
Federal Home Loan Mortgage
  Corp., Disc. Note, 5.82%,
  11/01/95                             792,000       792,000
                                                 ------------
Total Short Term Investments
  (cost $1,792,000)                              $ 1,792,000
                                                 ------------
Total Investments
  (cost $29,203,436) (a)                         $34,241,744
Other assets less liabilities                        553,669
                                                 ------------
Total Net Assets

                                                 ------------
                                                 $34,795,413

Notes to Portfolio of Investments

  + Non-income producing security.

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains      $5,679,606
    Unrealized losses       (641,298)
                          -----------
    Net unrealized gain   $5,038,308
                          ===========

Category percentages are based on net assets.

International Growth Fund
October 31, 1995
                                     Number
                                       of         Market
                                     Shares        Value
                                     --------   ------------
Common Stocks (93.4%)
Australia (3.1%)
Coal Mining & Steel (1.6%)
Australian National Industries,
  Ltd.                              508,000     $  398,578
Broken Hill Proprietary Co. Ltd.     33,000        446,949
                                                ------------
                                                   845,527
                                                ------------
Hotels & Restaurants (0.4%)
AAPC Ltd.                           378,000        218,835
                                                ------------
Metals (0.6%)
QNI Ltd.                            150,000        287,941
                                                ------------
Oil & Gas Utilities (0.5%)
Australian Gas & Light Co., Ltd.     70,000        242,617
                                                ------------
Total Australia                                  1,594,920
                                                ------------
France (7.8%)
Autos & Auto Equipment (0.5%)
Peugeot SA+                           2,000        260,478
                                                ------------
Banks (1.8%)
Banque Nationale de Paris            10,800        444,498
Credit Local de France                6,300        498,616
                                                ------------
                                                   943,114
                                                ------------
Building Materials & Construction (0.9%)
Lafarge SA                            6,930        459,213
                                                ------------
Financial Services (0.7%)
Cetelem Group                         2,325        370,783
                                                ------------
Petroleum (0.9%)
Societe Nationale Elf Aquitaine       7,150        486,802
                                                ------------
Pharmaceuticals (0.7%)
Sanofi SA                             5,500        350,736
                                                ------------
Retail (1.2%)
Pinault-Printemps SA                  2,800     $  606,829
                                                ------------
Textiles & Garments (1.1%)
Christian Dior SA                     6,000        588,837
                                                ------------
Total France                                     4,066,792
                                                ------------
Germany (5.9%)
Building Materials & Trade (0.7%)
Bilfinger & Berger Bau AG             1,000        368,172
                                                ------------
Banks (1.0%)
Deutsche Bank AG                     11,250        509,107
                                                ------------
Machinery & Equipment (2.4%)
Linde AG                                900        553,325
Mannesmann AG                         2,000        658,588
                                                ------------
                                                 1,211,913
                                                ------------
Retail (0.8%)
Asko Deutsche Kaufhaus                  800        415,651
                                                ------------
Transportation (1.0%)
Veba AG                              12,500        513,433
                                                ------------
Total Germany                                    3,018,276
                                                ------------
Great Britian (17.9%)
Banks (1.2%)
Abbey National                       74,000        626,463
                                                ------------
Building Materials & Trade (1.6%)
BPB Industries                       95,000        418,267
T & N                               181,000        410,615
                                                ------------
                                                   828,882
                                                ------------
Chemicals (1.3%)
Albright And Wilson Plc             150,000        377,045
Hanson                              100,000        306,299
                                                ------------
                                                   683,344
                                                ------------

Commercial Services (0.1%)
Inchcape                             10,000     $   49,403
                                                ------------
Communications (1.3%)
British Telecommunications+         109,700        652,077
                                                ------------
Finance (1.9%)
Ladbroke Group                      180,000        472,373
Tomkins Plc                         129,000        508,821
                                                ------------
                                                   981,194
                                                ------------
Food (0.5%)
Hillsdown Holdings                  100,000        264,801
                                                ------------
Hotels & Restaurants (1.1%)
Greenalls Group Plc                  73,000        558,564
                                                ------------
Machine & Apparatus Construction (1.2%)
Siebe                                50,000        594,814
                                                ------------
Metals (1.3%)
Cookson Group                       144,000        667,013
                                                ------------
Petroleum (0.6%)
British Petroleum                    40,759        299,627
                                                ------------
Pharmaceutical (0.9%)
Smithkline Beecham                   44,711        458,030
                                                ------------
Retail (0.8%)
Tesco                                85,000        403,130
                                                ------------
Textile & Garments (0.9%)
Coats Viyella                       150,000        443,443
                                                ------------
Transportation (0.7%)
Peninsular & Oriental Steam          45,000        342,897
                                                ------------
Utilities (1.9%)
British Gas                          95,800        364,995
North West Water                     48,500        455,825
Powergen Plc                         44,000     $  178,073
                                                ------------
                                                   998,893
                                                ------------
Wines & Spirits (0.6%)
Grand Metropolitan                   51,000        353,141
                                                ------------
Total Great Britian                              9,205,716
                                                ------------
Hong Kong (2.7%)
Banks (0.6%)
HSBC Holdings Ord                    22,400        325,931
                                                ------------
Diversified (0.7%)
Hutchison Whampoa                    65,000        358,136
                                                ------------
Real Estate (0.8%)
Sun Hung Kai Properties              15,000        119,799
Swire Pacific Class A                40,000        300,063
                                                ------------
                                                   419,862
                                                ------------
Utilities (0.6%)
Hong Kong Electric                   90,000        306,142
                                                ------------
Total Hong Kong                                  1,410,071
                                                ------------
Italy (2.3%)
Building Materials & Trade (0.6%)
Italcementi Itl.                     48,100        297,446
                                                ------------
Telecommunications (1.7%)
Stet D Risp Port                    400,000        872,653
                                                ------------
Total Italy                                      1,170,099
                                                ------------
Japan (36.9%)
Autos & Auto Equipment (4.5%)
Honda Motor Co.                      65,000      1,131,596
Mazda Motor+                        130,000        408,137
Nippondenso Co. Ltd.                 42,000        768,155
                                                ------------
                                                 2,307,888
                                                ------------
Banks (4.1%)
Shizuoka Bank                        44,000        520,710
Sumitomo Bank                        60,000      1,062,155

Mitsubishi Bank                      27,000     $   528,143
                                                ------------
                                                  2,111,008
                                                ------------
Chemicals (1.7%)
Shin-etsu Chemical Co.               43,000         878,967
                                                ------------
Consumer Products (3.1%)
Canon Inc.                           57,000         975,598
Shimano Inc.                         34,000         631,816
                                                ------------
                                                  1,607,414
                                                ------------
Electrical & Equipment (7.6%)
Hitachi Ltd.                        119,000       1,222,065
Mitsubishi Electric Corp.           110,000         821,947
Sony Corp.                           19,000         854,810
TDK Corp.                            20,000       1,030,857
                                                ------------
                                                  3,929,679
                                                ------------
Electric Utilities (1.2%)
Tohoku Electric Power Co. Inc.       27,270         640,110
                                                ------------
Financial Services (1.4%)
Nomura Securities Co. Ltd.           40,000         731,576
                                                ------------
Machinery & Engineering (7.5%)
Amada Sonoike Co. Ltd.              110,000         673,480
Fuji Machine Manufacturing           12,000         451,856
Mitsubishi Heavy Industries Ltd.    126,000         972,312
NTN Corp.                           132,000         806,885
Sumitomo Corp.                      105,000         955,059
                                                ------------
                                                  3,859,592
                                                ------------
Publishing (1.5%)
Toppan Printing Co. Ltd.             60,000         792,215
                                                ------------
Retail (1.6%)
Best Denki Co., Ltd.                 57,000     $   819,502
                                                ------------
Textiles (1.3%)
Kuraray Co., Ltd.                    65,000         642,085
                                                ------------
Transportation (1.4%)
Nippon Express Co.                   90,000         730,598
                                                ------------
Total Japan                                      19,050,634
                                                ------------
Malaysia (1.4%)
Consumer Products (0.3%)
Sime Darby Bhd                       67,000         167,434
                                                ------------
Financial Services (0.2%)
AMMB Holdings Bhd                    11,000         136,364
                                                ------------
Metals (0.3%)
Aluminum Company of Malaysia         92,000         141,204
                                                ------------
Transportation (0.6%)
Malaysian International Ship         56,666         149,414
Malaysian Airline Systems            54,000         147,698
                                                ------------
                                                    297,112
                                                ------------
Total Malaysia                                      742,114
                                                ------------
Netherlands (6.8%)
Banks (0.9%)
ABN Amro Holdings N.V.               10,506         441,594
                                                ------------
Electrical Equipment (1.2%)
Philips Electronics                  16,000         618,760
                                                ------------
Financial Services (1.5%)
Internatinale Nederlanden Groep
  N.V.                               13,100         781,507
                                                ------------
Publishing (1.8%)
Ver Ned Uitgevers                     6,500         911,529
                                                ------------

Wholesale (1.4%)
Hagermeyer                           15,000     $   747,457
                                                ------------
Total Netherlands                                 3,500,847
                                                ------------
Norway (0.9%)
Chemicals (0.9%)
Norsk Hydro AS                       11,111         442,702
                                                ------------
Total Norway                                        442,702
                                                ------------
Singapore (1.8%)
Banks (0.9%)
Development Bank of Singapore
  Ltd.                               22,000         252,229
United Overseas Bank Ltd.            23,680         207,808
                                                ------------
                                                    460,037
                                                ------------
Transportation (0.9%)
Jurong Shipyard Ltd.                 31,000         206,228
Singapore Airlines Ltd.
  (Foreign-Registered shares)        27,000         250,318
                                                ------------
                                                    456,546
                                                ------------
Total Singapore                                     916,583
                                                ------------
Spain (2.3%)
Building Materials & Construction (1.4%)
Fomento Construcciones Y Contrat      5,000         353,411
Repsol SA                            12,000         358,659
                                                ------------
                                                    712,070
                                                ------------
Metals (0.9%)
Acerinox SA                           4,400         463,616
                                                ------------
Total Spain                                       1,175,686
                                                ------------
Sweden (2.1%)
Electrical Equipment (1.1%)
Electrolux Ab B Free                 13,500     $   577,523
                                                ------------
Manufacturing (1.0%)
Atlas Copco Ab Free                  34,250         518,494
                                                ------------
Total Sweden                                      1,096,017
                                                ------------
Switzerland (1.5%)
Electrical Engineering & Electronics (1.5%)
BBC Brown Boveri AG                     660         765,563
                                                ------------
Total Switzerland                                   765,563
                                                ------------
Total Common Stocks
  (cost $46,945,784)                            $48,156,020
                                                ------------
Preferred Stock (1.1%)
Italy (1.1%)
Auto & Auto Equipment
Fiat SpA                            280,000         553,727
                                                ------------
Total Preferred Stock
  (cost $593,578)                                   553,727
                                                ------------
Warrants (0.0%)
Italy (0.0%)
Italcementi 12/31/96                 11,100           2,209
                                                ------------
Total Warrants
  (cost $3,459)                                       2,209
                                                ------------

                  Principal       Market
                    Amount        Value
                  ----------   ------------
Short-term Investments
  (4.5%)
Ford Motor
  Co., 5.85%,
  11/01/95        $2,339,000   $ 2,339,000
                               ------------
Total Short-term
  Investments
  (cost $2,339,000)              2,339,000
                               ------------
Total Investments (a)
  (cost $49,881,821)           $51,050,956
Other assets less
  liabilities                      514,884
                               ------------
Total Net Assets

                               ------------
                               $51,565,840

Notes to Portfolio of Investments

  + Non-income producing security.

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains          $ 4,283,887
    Unrealized losses          (3,114,752)
                              ------------
    Net unrealized gain       $ 1,169,135
                              ============

Category percentages are based on net assets.

Asian Growth Fund
October 31, 1995
                                    Number of      Market
                                     Shares        Value
                                    ---------   ------------
Common Stocks (94.6%)
Hong Kong (34.0%)
Banks (6.0%)
HSBC Holdings Plc                     50,800     $  739,165
Bank of East Asia                    180,000        635,565
                                                ------------
                                                  1,374,730
                                                ------------
Diversified (8.5%)
Citic Pacific Ltd.                   320,000        999,521
Hutchison Whampoa                    173,000        953,193
                                                ------------
                                                  1,952,714
                                                ------------
Electric Utilities (3.4%)
China Light & Power Co., Ltd.         50,000        266,436
Hong Kong Electric Holdings,
  Ltd.                               150,000        510,237
                                                ------------
                                                    776,673
                                                ------------
Real Estate (14.5%)
HKR International, Ltd.              550,000        476,609
Cheung Kong (Holdings) Ltd.          164,000        926,937
Hysan Development                    230,000        586,029
New World Development, Ltd.          150,000        583,960
Swire Pacific Class A                100,000        750,158
                                                ------------
                                                  3,323,693
                                                ------------
Telephone Utilities (1.6%)
Hong Kong Telecommunications
  Ltd.                               210,000        366,672
                                                ------------
Total Hong Kong                                   7,794,482
                                                ------------
Indonesia (8.5%)
Banks (3.4%)
Bank Danamon Pt
  (Foreign-Registered shares)        230,000     $  334,214
Bank Tiara Asia
  (Foreign-Registered shares)        326,500        373,800
Modern Bank (Foreign-Registered
  shares)                            121,500         72,226
                                                ------------
                                                    780,240
                                                ------------
Financial Services (0.8%)
Wicaksana Overseas International
  (Foreign-Registered shares)         74,000        192,250
                                                ------------
Paper & Containers (2.2%)
Indorayon (Foreign-Registered
  shares)                            250,000        308,234
Pabrik Kertas Tjiwi Kimia
  (Foreign-Registered shares)       111,720        206,616
                                                ------------
                                                    514,850
                                                ------------
Real Estate (2.1%)
Kawsan Industri Jabeka (Foreign-
  Registered shares)                 250,000        481,616
                                                ------------
Total Indonesia                                   1,968,956
                                                ------------
South Korea (5.9%)
Chemicals (2.0%)
LG Chemical Ltd. +++                  19,000        463,030
Korea Electric Power ADR+             20,000       492,500
                                                ------------
                                                    955,530
                                                ------------

See Notes to Portfolio of Investments.

Oil & Gas (1.8%)
Yukong Ltd.+                            1,150    $   41,783
Yukong                                  9,600       361,341
                                                ------------
                                                    403,124
                                                ------------
Total South Korea                                 1,358,654
                                                ------------
Malaysia (14.4%)
Banking (3.9%)
Hong Leong Bank Bhd                   180,000       485,242
Malayan Banking Bhd                    50,000       403,384
                                                ------------
                                                    888,626
                                                ------------
Finance (2.2%)
Sungei Way Holdings                   153,000       514,817
                                                ------------
Paper & Containers (2.3%)
Land & General Bhd                    232,500       539,846
                                                ------------
Real Estate (6.0%)
Econstates Bhd                        322,000       382,700
Kampong Lanjut Tin Dredging+          175,000       385,675
Metroplex Bhd                         500,000       391,578
Tan & Tan Development Bhd             250,000       221,370
                                                ------------
                                                  1,381,323
                                                ------------
Total Malaysia                                    3,324,612
                                                ------------
Philippines (6.8%)
Commercial Services (2.4%)
Ayala Land, Inc.                      265,000       305,652
SM Prime Holdings Inc.+               910,000       244,906
                                                ------------
                                                    550,558
                                                ------------
Electric Utilities (0.0%)
Manila Electric Co. Class B               200         1,492
                                                ------------
Finance (0.6%)
South East Asia Cement Holdings,
  Inc.+                             1,000,000    $  130,719
                                                ------------
Home Builders (2.0%)
C & P Homes, Inc.+                    700,000       450,788
                                                ------------
Home Furnishings & Appliances (0.6%)
Sanitary Wares Manufacturing
  Corp.                               434,700       148,744
                                                ------------
Telephone Utilities (1.2%)
Philippine Long Distance
  Telephone                             5,000       278,739
                                                ------------
Total Philippines                                 1,561,040
                                                ------------
Singapore (9.5%)
Banks (5.1%)
Development Bank of Singapore
  (Foreign-Registered shares)         55,000       630,573
United Overseas Bank
  (Foreign-Registered shares)          61,600       540,580
                                                ------------
                                                  1,171,153
                                                ------------
Diversified (2.4%)
Straits Steamship Land Ltd.           200,000       560,510
                                                ------------
Finance (2.0%)
DBS Land                              153,000       452,611
                                                ------------
Total Singapore                                   2,184,274
                                                ------------
Thailand (15.5%)
Auto Parts Replacement (1.0%)
Swedish Motor
  (Foreign-Registered shares)+         50,000       222,531
                                                ------------

Banks (5.7%)
Bank Of Ayudhya Public Co. Ltd.
  (Foreign-Registered shares)+        115,000   $   662,627
Bangkok Metropolitan Bank
  (Foreign-Registered shares)+        641,666       637,459
                                                ------------
                                                  1,300,086
                                                ------------
Building Materials & Construction (2.8%)
Siam Cement Public Co. Ltd.
  (Foreign-Registered shares)           7,000       381,641
TPI Polene Public Co. Ltd.
  (Foreign-Registered shares)          40,000       270,217
                                                ------------
                                                    651,858
                                                ------------
Electrical Equipment (3.6%)
Electricity Generating Public
  Co. Ltd. (Foreign-Registered
  shares)+                            242,000       827,022
                                                ------------
Electronics (1.0%)
KR Precision PCL                       16,500       115,398
KR Precision PCL
  (Foreign-Registered shares)          15,500       110,868
                                                ------------
                                                    226,266
                                                ------------
Financial Services (0.6%)
Siam General Factoring (Foreign-
  Registered Shares)                   63,800       145,778
                                                ------------
Metals (0.8%)
Sahavirya Steel Industry Public
  Co. Ltd. (Foreign-Registered
  shares)                             125,000   $   191,238
                                                ------------
Total Thailand                                    3,564,779
                                                ------------
Total Common Stocks
  (cost $20,514,237)                            $21,756,797
                                                ------------

                                    Principal        Market
                                       Amount         Value
                                    ---------   ------------
Short-term Investments (4.4%)
Ford Motor Co., Comm. Paper,
  5.85%, 11/01/95                  $1,017,000   $ 1,017,000
                                                ------------
Total Short-term Investments
  (cost $1,017,000)                             $ 1,017,000
                                                ------------
Total Investments
  (cost $21,531,237) (a)                        $22,773,797
Other assets less liabilities                       222,320
                                                ------------
Total Net Assets

                                                ------------
                                                $22,996,117

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is $21,662,266. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:
    Unrealized gains          $ 2,926,530
    Unrealized losses          (1,552,941)
                              ------------
    Net unrealized gain       $ 1,373,589
                              ============

  + Non-income producing security.

+++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Security Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

Statements of Assets and Liabilities
October 31, 1995

 ------------------------------------------   ---------------   --------------
                                               Money Market       Government
Aetna Series Fund, Inc.                            Fund             Fund
 ------------------------------------------   ---------------   --------------
Assets:
Investments, at market value (Note 1)          $348,049,250      $19,261,304
Cash                                                  1,228              191
Receivable for:
 Dividends and interest                           1,314,264          271,785
 Investments sold                                         0                0
 Fund shares sold                                 5,933,374           24,111
 Variation margin                                         0                0
 Reimbursement from Investment Advisor              230,985           38,406
Deferred organizational expenses                     15,735                0
                                              ---------------   --------------
  Total assets                                  355,544,836       19,595,797
                                              ---------------   --------------
Liabilities:
Payable for:
 Dividends                                          256,190            1,084
 Investments purchased                                    0                0
 Fund shares redeemed                               670,071                0
 Other liabilities                                  368,444           36,406
                                              ---------------   --------------
  Total liabilities                               1,294,705           37,490
                                              ---------------   --------------
NET ASSETS applicable to outstanding
  fund shares                                  $354,250,131      $19,558,307
                                              ===============   ==============
Net assets represented by:
Paid-in capital                                $354,250,131      $19,645,117
Unrealized gain (loss) on investments                     0          596,884
Undistributed net investment income                       0          133,130
Accumulated net realized gain (loss) on
  investments                                             0         (816,824)
                                              ---------------   --------------
Total--representing net assets applicable
  to outstanding fund shares                   $354,250,131      $19,558,307
                                              ===============   ==============
Capital shares, $.001 par value
Select Class: Outstanding                       275,524,492        1,914,147
              Net Assets                       $275,524,492      $19,153,665
              Net Asset Value per share        $       1.00      $     10.01
Adviser Class: Outstanding                       78,725,639           40,455
               Net Assets                      $ 78,725,639      $   404,642
               Net Asset Value per share       $       1.00      $     10.00

Cost of Investments                            $348,049,250      $18,664,420
                                              ===============   ==============

See Notes to Financial Statements.

 ------------   -------------   -------------
                  Tax-Free        The Aetna
  Bond Fund         Fund            Fund
 ------------   -------------   -------------

 $39,636,350     $23,540,150     $84,761,582
       9,607             773          17,760

     527,120         400,843         422,334
           2               0       1,328,656
       3,347               0           1,497
           0               0          41,325
      27,146          40,332           8,794
      15,735               0          15,735
 ------------   -------------   -------------
  40,219,307      23,982,098      86,597,683
 ------------   -------------   -------------

      15,454             649               0
           0               0       1,014,127
      21,792             470         154,585
      63,399          51,067         126,085
 ------------   -------------   -------------
     100,645          52,186       1,294,797
 ------------   -------------   -------------
 $40,118,662     $23,929,912     $85,302,886
 ============   =============   =============

 $39,710,127     $24,096,334     $71,211,537
   1,484,833         518,501       9,488,430
     203,781          69,443         988,683
  (1,280,079)       (754,366)      3,614,236
 ------------   -------------   -------------
 $40,118,662     $23,929,912     $85,302,886
 ============   =============   =============

   3,192,325         177,686       6,791,958
 $32,778,351     $ 1,748,415     $83,941,102
 $     10.27     $      9.84     $     12.36
     714,938       2,255,231         110,350
 $ 7,340,311     $22,181,497     $ 1,361,784
 $     10.27     $      9.84     $     12.34

 $38,151,517     $23,021,649     $75,226,307
 ============   =============   =============

Statements of Assets and Liabilities
October 31, 1995

 ---------------------------------------------   --------------------   ------------
                                                  Growth and Income
Aetna Series Fund, Inc.                                  Fund           Growth Fund
 ---------------------------------------------   --------------------   ------------
Assets:
Investments, at market value (Note 1)                $355,792,128       $38,157,125
Cash                                                      120,993               998
Cash denominated in foreign currencies                    155,132                 0
Receivable for:
 Dividends and interest                                   521,833            53,834
 Investments sold                                       8,405,394         1,400,943
 Fund shares sold                                          27,221           172,247
 Recoverable taxes                                          4,167                 0
 Variation margin                                          22,327                 0
 Unrealized gain on forward foreign  currency
  exchange contracts (Note 7)                              68,011                 0
 Reimbursement from Investment Advisor                          0            26,740
Deferred organizational expenses                           15,763                 0
                                                 --------------------   ------------
  Total assets                                        365,132,969        39,811,887
                                                 --------------------   ------------
Liabilities:
Payable for:
 Dividends                                                      0                 0
 Investments purchased                                  5,321,585           963,535
 Fund shares redeemed                                     257,221           130,195
 Unrealized loss on forward foreign
   currency exchange contracts (Note 7)                   210,380                 0
 Other liabilities                                        324,034            54,564
                                                 --------------------   ------------
  Total liabilities                                     6,113,220         1,148,294
                                                 --------------------   ------------
NET ASSETS applicable to outstanding fund
  shares                                             $359,019,749       $38,663,593
                                                 ====================   ============
Net assets represented by:
Paid-in capital                                      $285,612,018       $28,723,064
Unrealized gain (loss) on investments                  50,832,028         4,970,200
Undistributed (distributions in excess of)
  net investment income                                 2,597,556            95,593
Accumulated net realized gain (loss) on
  investments                                          19,978,147         4,874,736
                                                 --------------------   ------------
Total--representing net assets applicable to
  outstanding fund shares                            $359,019,749       $38,663,593
                                                 ====================   ============
Capital shares, $.001 par value
Select Class: Outstanding                              26,505,559         2,685,664
              Net Assets                             $356,802,578       $36,936,273
              Net Asset Value per share              $      13.46       $     13.75
Adviser Class: Outstanding                                165,101           126,736
              Net Assets                             $  2,217,171       $ 1,727,320
              Net Asset Value per share              $      13.43       $     13.63

Cost of Investments                                  $304,710,174       $33,186,925
                                                 ====================   ============

See Notes to Financial Statements.

 ------------------------   -----------------------   ----------------
  Small Company Growth       International Growth       Asian Growth
          Fund                       Fund                  Fund
 ------------------------   -----------------------   ----------------

       $34,241,744                $51,050,956           $22,773,797
             4,329                          4                     0
                 0                        601               165,590

             1,702                    156,234                31,137
           582,021                          0
             8,981                     20,956                 1,594
                 0                    124,064                   936
                 0                          0                     0

                 0                    235,937
            16,582                     46,213                61,140
                 0                     15,763                     0
 ------------------------   -----------------------   ----------------
        34,855,359                 51,650,728            23,034,194
 ------------------------   -----------------------   ----------------

                 0                      1,059                    39
                 0                          0                     0
                 0                     10,145                 3,444
                 0                          0
            59,946                     73,684                34,594
 ------------------------   -----------------------   ----------------
            59,946                     84,888                38,077
 ------------------------   -----------------------   ----------------
       $34,795,413                $51,565,840           $22,996,117
 ========================   =======================   ================

       $26,145,736                $48,806,092           $24,796,893
         5,038,308                  1,411,893             1,242,172
           (20,927)                   385,313               166,458

         3,632,296                    962,542            (3,209,406)
 ------------------------   -----------------------   ----------------

       $34,795,413                $51,565,840           $22,996,117
 ========================   =======================   ================

         2,477,988                  2,364,208             2,670,972
       $33,510,817                $25,101,467           $22,309,082
       $     13.52                $     10.62           $      8.35
            95,923                  2,499,422                82,506
       $ 1,284,596                $26,464,373           $   687,035
       $     13.39                $     10.59           $      8.33

       $29,203,436                $49,881,821           $21,531,237
 ========================   =======================   ================

Statements of Operations
Year ended October 31, 1995
 -----------------------------------------   ---------------   --------------
                                              Money Market       Government
Aetna Series Fund, Inc.                           Fund             Fund
 -----------------------------------------   ---------------   --------------
Assets:
Investment income: (Note 1)
Dividends                                      $         0       $        0
Interest                                        16,428,062        1,634,757
                                             ---------------   --------------
                                                16,428,062        1,634,757
Foreign taxes withheld                                   0                0
                                             ---------------   --------------
 Total investment income                        16,428,062        1,634,757
                                             ---------------   --------------
Investment expenses: (Notes 2 and 3)
Investment advisory fee                          1,083,771          109,261
Administrative service fee                         677,357           54,630
12b-1 and service fees                              64,022            2,110
Organizational expenses                             10,012             (260)
Printing/Postage                                    29,854            3,349
Custody fees                                        20,853           12,579
Transfer agent fees                                286,714           23,866
Audit fees                                          16,779           18,911
Directors' fees                                      9,800            9,800
State and federal fees                             140,436           45,733
Miscellaneous                                       41,795            5,473
                                             ---------------   --------------
Expenses before reimbursement and waiver
  from Adviser                                   2,381,393          285,452
Expense reimbursement and waiver from
  Adviser                                       (1,662,747)        (130,573)
                                             ---------------   --------------
 Total investment expenses                         718,646          154,879
                                             ---------------   --------------
Net investment income                           15,709,416        1,479,878
                                             ---------------   --------------
Realized and unrealized gain (loss):
  (Notes 1,4,5 and 7)
Realized gain (loss) on:
 Sales of investments (excluding
   short-term investments)                               0         (545,932)
 Futures and forward currency contracts                  0                0
 Foreign currencies                                      0                0
                                             ---------------   --------------
  Net realized gain (loss)                               0         (545,932)
                                             ---------------   --------------
Net change in unrealized gain (loss) on:
 Investments                                             0        1,737,685
 Futures and forward currency contracts                  0                0
 Foreign currency related transactions                   0                0
                                             ---------------   --------------
  Net change in unrealized gain (loss)                   0        1,737,685
                                             ---------------   --------------
Net realized and change in unrealized
  gain (loss) on investments                             0        1,191,753
                                             ---------------   --------------
Increase in net assets resulting from
  operations                                   $15,709,416       $2,671,631
                                             ===============   ==============


See Notes to Financial Statements.

 -----------   -------------   -------------
                 Tax-Free        The Aetna
 Bond Fund         Fund            Fund
 -----------   -------------   -------------

 $   18,503     $        0      $ 1,402,799
  3,342,704      1,385,132        2,517,726
 -----------   -------------   -------------
  3,361,207      1,385,132        3,920,525
          0              0          (16,636)
 -----------   -------------   -------------
  3,361,207      1,385,132        3,903,889
 -----------   -------------   -------------

    227,665        121,039          706,625
    113,832         60,519          220,820
    118,895        168,720           57,241
     10,012              0           10,012
      6,599          3,459           12,459
     10,534          8,358           39,751
     35,640         23,479           53,492
     18,417         20,092           18,331
      9,800          9,800            9,800
     42,193         46,818           53,342
     10,382          5,407           20,791
 -----------   -------------   -------------

    603,969        467,691        1,202,664

   (143,622)       (93,274)         (26,507)
 -----------   -------------   -------------
    460,347        374,417        1,176,157
 -----------   -------------   -------------
  2,900,860      1,010,715        2,727,732
 -----------   -------------   -------------

   (287,323)      (246,800)       5,255,986
          0              0         (191,453)
          0              0           (2,468)
 -----------   -------------   -------------
   (287,323)      (246,800)       5,062,065
 -----------   -------------   -------------

  3,094,180      2,386,069        6,920,381
          0              0          (47,559)
          0              0              714
 -----------   -------------   -------------
  3,094,180      2,386,069        6,873,536
 -----------   -------------   -------------

  2,806,857      2,139,269       11,953,601
 -----------   -------------   -------------

 $5,707,717     $3,149,984      $14,663,333
 ===========   =============   =============

---------------------------------------    --------------------   ------------
                                           Growth and Income
Aetna Series Fund, Inc.                           Fund           Growth Fund
---------------------------------------    --------------------   ------------
Investment income: (Note 1)
Dividends                                     $ 8,548,439         $  442,140
Interest                                          963,983             81,879
                                           --------------------   ------------
                                                9,512,422            524,019
Foreign taxes withheld                           (101,551)            (7,375)
                                           --------------------   ------------
 Total investment income                        9,410,871            516,644
                                           --------------------   ------------
Investment expenses: (Notes 2 and 3)
Investment advisory fee                         2,288,249            231,452
Administrative service fee                        830,718             82,661
12b-1 and service fees                             19,108              7,194
Organizational expenses                             9,984                  0
Printing/Postage                                   52,237              3,953
Custody fees                                       38,161              8,813
Transfer agent fees                                22,312             25,370
Audit fees                                         16,924             18,311
Directors' fees                                     8,990              9,800
State and federal fees                            303,830             46,970
Miscellaneous                                      88,315              5,397
                                           --------------------   ------------
Expenses before reimbursement and
  waiver from Adviser                           3,678,828            439,921
Expense reimbursement and waiver from
  Adviser                                               0            (34,500)
                                           --------------------   ------------
 Total investment expenses                      3,678,828            405,421
                                           --------------------   ------------
Net investment income (loss)                    5,732,043            111,223
                                           --------------------   ------------
Realized and unrealized gain (loss):
  (Notes 1,4,5 and 7)
Realized gain (loss) on:
 Sales of investments (excluding
  short-term
   investments)                                21,116,507          5,686,709
 Written options                                        0           (779,593)
 Futures and forward currency contracts         1,182,936                  0
 Foreign currencies                               (56,463)                 0
                                           --------------------   ------------
  Net realized gain (loss)                     22,242,980          4,907,116
                                           --------------------   ------------
Net change in unrealized gain (loss) on:
 Investments                                   40,906,977          3,776,468
 Futures and forward currency contracts          (291,973)                 0
 Foreign currency related transactions             42,046                  0
                                           --------------------   ------------
  Net change in unrealized gain (loss)         40,657,050          3,776,468
                                           --------------------   ------------
Net realized and change in unrealized
  gain (loss) on investments                   62,900,030          8,683,584
                                           --------------------   ------------
Increase (decrease) in net assets
  resulting from operations                   $68,632,073         $8,794,807
                                           ====================   ============

See Notes to Financial Statements.

 ------------------------   -----------------------   ----------------
  Small Company Growth       International Growth       Asian Growth
          Fund                       Fund                  Fund
 ------------------------   -----------------------   ----------------

       $  330,672                 $ 1,260,491           $   527,485
           96,972                     184,753                70,196
 ------------------------   -----------------------   ----------------
          427,644                   1,445,244               597,681
           (1,015)                   (124,821)              (40,145)
 ------------------------   -----------------------   ----------------
          426,629                   1,320,423               557,536
 ------------------------   -----------------------   ----------------

          257,552                     472,412               248,201
           75,751                     138,945                62,050
            5,012                     202,548                 3,549
                0                       9,984                     0
            3,684                       4,838                 2,415
           11,341                      94,442                72,728
           24,318                      34,766                24,684
           18,911                      17,756                19,355
            9,800                       9,800                 9,800
           44,983                      42,901                46,286
            5,167                       5,736                 3,015
 ------------------------   -----------------------   ----------------

          456,519                   1,034,128               492,083

          (22,162)                    (74,627)             (204,181)
 ------------------------   -----------------------   ----------------
          434,357                     959,501               287,902
 ------------------------   -----------------------   ----------------
           (7,728)                    360,922               269,634
 ------------------------   -----------------------   ----------------

        4,597,414                   1,158,774            (2,927,707)
                0                           0                     0
                0                    (128,140)                    0
                0                     (59,919)                7,090
 ------------------------   -----------------------   ----------------
        4,597,414                     970,715            (2,920,617)
 ------------------------   -----------------------   ----------------

        3,558,853                  (2,095,160)             (782,372)
                0                     461,168                     0
                0                      (4,133)               (1,849)
 ------------------------   -----------------------   ----------------
        3,558,853                  (1,638,125)             (784,221)
 ------------------------   -----------------------   ----------------

        8,156,267                    (667,410)           (3,704,838)
 ------------------------   -----------------------   ----------------

       $8,148,539                 ($   306,488)         ($ 3,435,204)
 ========================   =======================   ================

Statements of Changes in Net Assets

---------------------------------------    --------------------------------
Aetna Series Fund, Inc.                           Money Market Fund
---------------------------------------    --------------------------------
                                                              Ten-month
                                            Year ended       period ended
                                           October 31,       October 31,
                                               1995              1994
                                           --------------   ---------------
From Operations:
Net investment income                     $  15,709,416     $   5,571,226
Net realized gain (loss)                              0                 0
Net change in unrealized gain (loss)                  0                 0
                                           --------------   ---------------
Increase (decrease) in net assets
  resulting from operations                  15,709,416        5,571,226
                                           --------------   ---------------
Distributions to Shareholders:
Select Class:
 From net investment income                 (11,991,698)       (4,776,403)
 In excess of net investment income                   0                 0
 From realized gain on investments                    0                 0
Adviser Class:
 From net investment income                  (3,717,718)         (794,823)
 In excess of net investment income                   0                 0
 From realized gain on investments                    0                 0
                                           --------------   ---------------
Decrease in net assets from
  distributions to shareholders             (15,709,416)       (5,571,226)
                                           --------------   ---------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                  303,179,867       184,288,133
 Reinvestment of distributions                9,929,370         4,313,330
 Cost of shares redeemed                   (199,341,125)     (134,729,463)
Adviser Class:
 Proceeds from shares sold                  113,465,548        49,918,444
 Reinvestment of distributions                3,576,944           788,233
 Cost of shares redeemed                    (85,667,348)       (3,356,170)
                                           --------------   ---------------
Increase in net assets from fund share
  transactions                              145,143,256       101,222,507
                                           --------------   ---------------
Change in net assets                        145,143,256       101,222,507
                                           --------------   ---------------
Net Assets:
Beginning of period                         209,106,875       107,884,368
                                           --------------   ---------------
End of period                             $ 354,250,131     $ 209,106,875
                                           ==============   ===============
End of period net assets includes
  undistributed net
  investment income                       $           0     $           0
                                           ==============   ===============

See Notes to Financial Statements.

------------------------------------------    --------------------------------
Aetna Series Fund, Inc.                               Government Fund
------------------------------------------    --------------------------------
                                                                 Ten-month
                                               Year ended       period ended
                                              October 31,       October 31,
                                                  1995              1994
                                              --------------   ---------------
From Operations:
Net investment income                         $  1,479,878      $   975,250
Net realized gain (loss)                          (545,932)        (298,826)
Net change in unrealized gain (loss)             1,737,685       (1,140,801)
                                              --------------   ---------------
Increase (decrease) in net assets
  resulting from operations                      2,671,631         (464,377)
                                              --------------   ---------------
Distributions to Shareholders:
Select Class:
 From net investment income                     (1,440,305)        (836,799)
 In excess of net investment income                      0                0
 From realized gain on investments                       0                0
Adviser Class:
 From net investment income                        (15,128)          (1,832)
 In excess of net investment income                      0                0
 From realized gain on investments                       0                0
                                              --------------   ---------------
Decrease in net assets from distributions
  to shareholders                               (1,455,433)        (838,631)
                                              --------------   ---------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                      11,590,278       26,189,218
 Reinvestment of distributions                   1,434,827        1,222,008
 Cost of shares redeemed                       (21,180,558)            (904)
Adviser Class:
 Proceeds from shares sold                         369,917          165,129
 Reinvestment of distributions                      14,695            2,374
 Cost of shares redeemed                          (147,521)         (14,346)
                                              --------------   ---------------
Increase (decrease) in net assets from
  fund share transactions                       (7,918,362)      27,563,479
                                              --------------   ---------------
Change in net assets                            (6,702,164)      26,260,471
                                              --------------   ---------------
Net Assets:
Beginning of period                             26,260,471                0
                                              --------------   ---------------
End of period                                 $ 19,558,307      $26,260,471
                                              ==============   ===============
End of period net assets includes
  undistributed net
  investment income                           $    133,130      $   108,685
                                              ==============   ===============

------------------------------------------    --------------------------------
Aetna Series Fund, Inc.                                  Bond Fund
------------------------------------------    --------------------------------
                                                                 Ten-month
                                               Year ended       period ended
                                              October 31,       October 31,
                                                  1995              1994
                                              --------------   ---------------
From Operations:
Net investment income                         $  2,900,860      $  2,507,230
Net realized gain (loss)                          (287,323)         (882,788)
Net change in unrealized gain (loss)             3,094,180        (3,401,549)
                                              --------------   ---------------
Increase (decrease) in net assets
  resulting from operations                      5,707,717        (1,777,107)
                                              --------------   ---------------
Distributions to Shareholders:
Select Class:
 From net investment income                     (1,855,003)       (1,488,587)
 In excess of net investment income                      0                 0
 From realized gain on investments                       0                 0
Adviser Class:
 From net investment income                       (896,133)         (709,993)
 In excess of net investment income                      0                 0
 From realized gain on investments                       0                 0
                                              --------------   ---------------
Decrease in net assets from distributions
  to shareholders                               (2,751,136)       (2,198,580)
                                              --------------   ---------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                      11,304,362        13,687,226
 Reinvestment of distributions                   1,689,033         1,375,268
 Cost of shares redeemed                        (9,913,625)      (31,166,825)
Adviser Class:
 Proceeds from shares sold                         240,905        25,571,124
 Reinvestment of distributions                     895,776           709,934
 Cost of shares redeemed                       (20,043,606)             (231)
                                              --------------   ---------------
Increase (decrease) in net assets from
  fund share transactions                      (15,827,155)       10,176,496
                                              --------------   ---------------
Change in net assets                           (12,870,574)        6,200,809
                                              --------------   ---------------
Net Assets:
Beginning of period                             52,989,236        46,788,427
                                              --------------   ---------------
End of period                                 $ 40,118,662      $ 52,989,236
                                              ==============   ===============
End of period net assets includes
  undistributed net
  investment income                           $    203,781      $     54,057
                                              ==============   ===============

See Notes to Financial Statements.

------------------------------------------    --------------------------------
Aetna Series Fund, Inc.                                Tax-Free Fund
------------------------------------------    --------------------------------
                                                                 Ten-month
                                               Year ended       period ended
                                              October 31,       October 31,
                                                  1995              1994
                                              --------------   ---------------
From Operations:
Net investment income                         $ 1,010,715       $    841,965
Net realized gain (loss)                         (246,800)          (507,566)
Net change in unrealized gain (loss)            2,386,069         (1,867,568)
                                              --------------   ---------------
Increase (decrease) in net assets
  resulting from operations                     3,149,984         (1,533,169)
                                              --------------   ---------------
Distributions to Shareholders:
Select Class:
 From net investment income                       (81,588)          (178,416)
 In excess of net investment income                     0                  0
 From realized gain on investments                      0                  0
Adviser Class:
 From net investment income                      (876,283)          (646,950)
 In excess of net investment income                     0                  0
 From realized gain on investments                      0                  0
                                              --------------   ---------------
Decrease in net assets from distributions
  to shareholders                                (957,871)          (825,366)
                                              --------------   ---------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                        677,584         28,310,131
 Reinvestment of distributions                     80,267            177,341
 Cost of shares redeemed                         (632,497)       (25,636,777)
Adviser Class:
 Proceeds from shares sold                        909,721         25,973,435
 Reinvestment of distributions                    869,986            645,691
 Cost of shares redeemed                       (7,212,924)           (65,624)
                                              --------------   ---------------
Increase (decrease) in net assets from
  fund share transactions                      (5,307,863)        29,404,197
                                              --------------   ---------------
Change in net assets                           (3,115,750)        27,045,662
                                              --------------   ---------------
Net Assets:
Beginning of period                            27,045,662                  0
                                              --------------   ---------------
End of period                                 $23,929,912       $ 27,045,662
                                              ==============   ===============
End of period net assets includes
  undistributed
 net investment income                        $    69,443       $     16,599
                                              ==============   ===============

------------------------------------------    --------------------------------
Aetna Series Fund, Inc.                               The Aetna Fund
------------------------------------------    --------------------------------
                                                                 Ten-month
                                               Year ended       period ended
                                              October 31,       October 31,
                                                  1995              1994
                                              --------------   ---------------
From Operations:
Net investment income                         $  2,727,732      $  1,981,437
Net realized gain (loss)                         5,062,065          (802,729)
Net change in unrealized gain (loss)             6,873,536        (1,255,675)
                                              --------------   ---------------
Increase (decrease) in net assets
  resulting from operations                     14,663,333           (76,967)
                                              --------------   ---------------
Distributions to Shareholders:
Select Class:
 From net investment income                     (2,366,265)         (729,483)
 In excess of net investment income                      0                 0
 From realized gain on investments                       0                 0
Adviser Class:
 From net investment income                       (346,417)         (267,325)
 In excess of net investment income                      0                 0
 From realized gain on investments                       0                 0
                                              --------------   ---------------
Decrease in net assets from distributions
  to shareholders                               (2,712,682)         (996,808)
                                              --------------   ---------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                      18,047,983        50,816,381
 Reinvestment of distributions                   2,339,294         1,709,717
 Cost of shares redeemed                       (24,943,784)      (38,967,995)
Adviser Class:
 Proceeds from shares sold                         890,189        25,942,576
 Reinvestment of distributions                     306,603           267,247
 Cost of shares redeemed                       (25,950,245)          (14,313)
                                              --------------   ---------------
Increase (decrease) in net assets from
  fund share transactions                      (29,309,960)       39,753,613
                                              --------------   ---------------
Change in net assets                           (17,359,309)       38,679,838
                                              --------------   ---------------
Net Assets:
Beginning of period                            102,662,195        63,982,357
                                              --------------   ---------------
End of period                                 $ 85,302,886      $102,662,195
                                              ==============   ===============
End of period net assets includes
  undistributed
  net investment income                       $    988,683      $    973,633
                                              ==============   ===============

See Notes to Financial Statements.

------------------------------------------    --------------------------------
Aetna Series Fund, Inc.                           Growth and Income Fund
------------------------------------------    --------------------------------
                                                                 Ten-month
                                               Year ended       period ended
                                              October 31,       October 31,
                                                  1995              1994
                                              --------------   ---------------
From Operations:
Net investment income                         $  5,732,043      $  1,391,759
Net realized gain (loss)                        22,242,980        (1,478,608)
Net change in unrealized gain (loss)            40,657,050         5,934,488
                                              --------------   ---------------
Increase in net assets resulting from
  operations                                    68,632,073         5,847,639
                                              --------------   ---------------
Distributions to Shareholders:
Select Class:
 From net investment income                     (3,718,581)         (609,602)
 In excess of net investment income                      0                 0
 From realized gain on investments                       0                 0
Adviser Class:
 From net investment income                        (19,523)         (178,540)
 In excess of net investment income                      0                 0
 From realized gain on investments                       0                 0
                                              --------------   ---------------
Decrease in net assets from distributions
  to shareholders                               (3,738,104)         (788,142)
                                              --------------   ---------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                      74,993,372       283,178,288
 Reinvestment of distributions                   3,714,435           607,349
 Cost of shares redeemed                       (87,967,109)      (47,350,637)
Adviser Class:
 Proceeds from shares sold                       1,598,535        26,073,067
 Reinvestment of distributions                      19,466           178,486
 Cost of shares redeemed                        (5,332,821)      (20,772,927)
                                              --------------   ---------------
Increase (decrease) in net assets from
  fund share transactions                      (12,974,122)      241,913,626
                                              --------------   ---------------
Change in net assets                            51,919,847       246,973,123
                                              --------------   ---------------
Net Assets:
Beginning of period                            307,099,902        60,126,779
                                              --------------   ---------------
End of period                                 $359,019,749      $307,099,902
                                              ==============   ===============
End of period net assets includes
  undistributed
  net investment income                       $  2,597,556      $    603,617
                                              ==============   ===============

---------------------------------------    --------------------------------
Aetna Series Fund, Inc.                              Growth Fund
---------------------------------------    --------------------------------
                                                              Ten-month
                                            Year ended       period ended
                                           October 31,       October 31,
                                               1995              1994
                                           --------------   ---------------
From Operations:
Net investment income                      $    111,223      $   191,217
Net realized gain (loss)                      4,907,116           (1,009)
Net change in unrealized gain (loss)          3,776,468        1,193,732
                                           --------------   ---------------
Increase (decrease) in net assets
  resulting from operations                   8,794,807        1,383,940
                                           --------------   ---------------
Distributions to Shareholders:
Select Class:
 From net investment income                    (218,963)               0
 In excess of net investment income                   0                0
 From realized gain on investments              (15,187)               0
Adviser Class:
 From net investment income                      (3,720)               0
 In excess of net investment income                   0                0
 From realized gain on investments                 (348)               0
                                           --------------   ---------------
Decrease in net assets from
  distributions to shareholders                (238,218)               0
                                           --------------   ---------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                   16,700,945       25,821,070
 Reinvestment of distributions                  234,137                0
 Cost of shares redeemed                    (15,489,540)          (6,065)
Adviser Class:
 Proceeds from shares sold                    1,319,960          406,304
 Reinvestment of distributions                    4,068                0
 Cost of shares redeemed                       (267,563)            (252)
                                           --------------   ---------------
Increase in net assets from fund share
  transactions                                2,502,007       26,221,057
                                           --------------   ---------------
Change in net assets                         11,058,596       27,604,997
                                           --------------   ---------------
Net Assets:
Beginning of period                          27,604,997                0
                                           --------------   ---------------
End of period                              $ 38,663,593      $27,604,997
                                           ==============   ===============
End of period net assets includes
  undistributed
  net investment income                    $     95,593      $   207,053
                                           ==============   ===============

See Notes to Financial Statements.

------------------------------------------    --------------------------------
Aetna Series Fund, Inc.                          Small Company Growth Fnnd
------------------------------------------    --------------------------------
                                                                 Ten-month
                                               Year ended       period ended
                                              October 31,       October 31,
                                                  1995              1994
                                              --------------   ---------------
From Operations:
Net investment income                         $    (7,728)      $    35,562
Net realized gain (loss)                        4,597,414          (964,005)
Net change in unrealized gain (loss)            3,558,853         1,479,455
                                              --------------   ---------------
Increase in net assets resulting from
  operations                                    8,148,539           551,012
                                              --------------   ---------------
Distributions to Shareholders:
Select Class:
 From net investment income                       (49,874)                0
 In excess of net investment income                     0                 0
 From realized gain on investments                      0                 0
Adviser Class:
 From net investment income                             0                 0
 In excess of net investment income                     0                 0
 From realized gain on investments                      0                 0
                                              --------------   ---------------
Decrease in net assets from distributions
  to shareholders                                 (49,874)                0
                                              --------------   ---------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                      1,069,365        25,355,267
 Reinvestment of distributions                     49,835                 0
 Cost of shares redeemed                       (1,421,580)          (22,139)
Adviser Class:
 Proceeds from shares sold                      1,080,943           199,540
 Reinvestment of distributions                          0                 0
 Cost of shares redeemed                         (165,246)             (249)
                                              --------------   ---------------
Increase in net assets from fund share
  transactions                                    613,317        25,532,419
                                              --------------   ---------------
Change in net assets                            8,711,982        26,083,431
                                              --------------   ---------------
Net Assets:
Beginning of period                            26,083,431                 0
                                              --------------   ---------------
End of period                                 $34,795,413       $26,083,431
                                              ==============   ===============
End of period net assets includes
  undistributed (distributions in excess
  of) net investment income                   $   (20,927)      $    36,675
                                              ==============   ===============

------------------------------------------    --------------------------------
          Aetna Series Fund, Inc.                International Growth Fund
------------------------------------------    --------------------------------
                                                                 Ten-month
                                               Year ended       period ended
                                              October 31,       October 31,
                                                  1995              1994
                                              --------------   ---------------
From Operations:
Net investment income                         $    360,922      $    203,386
Net realized gain (loss)                           970,715         3,714,070
Net change in unrealized gain (loss)            (1,638,125)       (2,277,817)
                                              --------------   ---------------
 Increase (decrease) in net assets
  resulting from  operations                      (306,488)        1,639,639
                                              --------------   ---------------
Distributions to Shareholders:
Select Class:
 From net investment income                       (510,337)                0
 In excess of net investment income                      0                 0
 From realized gain on investments              (2,093,986)                0
 Return of capital distributions                         0                 0
Adviser Class:
 From net investment income                       (221,683)                0
 In excess of net investment income                      0                 0
 From realized gain on investments              (1,697,440)                0
 Return of capital distributions                         0                 0
                                              --------------   ---------------
Decrease in net assets from distributions
  to shareholders                               (4,523,446)                0
                                              --------------   ---------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                       5,891,177        17,741,029
 Reinvestment of distributions                   2,576,315                 0
 Cost of shares redeemed                       (12,040,660)      (27,138,021)
Adviser Class:
 Proceeds from shares sold                      22,544,184        26,042,111
 Reinvestment of distributions                   1,918,360                 0
 Cost of shares redeemed                       (22,619,626)           (5,489)
                                              --------------   ---------------
Increase (decrease) in net assets from
  fund share transactions                       (1,730,250)       16,639,630
                                              --------------   ---------------
Change in net assets                            (6,560,184)       18,279,269
                                              --------------   ---------------
Net Assets:
Beginning of period                             58,126,024        39,846,755
                                              --------------   ---------------
End of period                                 $ 51,565,840      $ 58,126,024
                                              ==============   ===============
End of period net assets includes
  undistributed
  net investment income                       $    385,313      $  1,795,158
                                              ==============   ===============

See Notes to Financial Statements.

------------------------------------------    --------------------------------
          Aetna Series Fund, Inc.                    Asian Growth Fund
------------------------------------------    --------------------------------
                                                                 Ten-month
                                               Year ended       period ended
                                              October 31,       October 31,
                                                  1995              1994
                                              --------------   ---------------
From Operations:
Net investment income                         $   269,634       $   142,060
Net realized gain (loss)                       (2,920,617)         (329,231)
Net change in unrealized gain (loss)             (784,221)        2,026,393
                                              --------------   ---------------
Increase (decrease) in net assets
  resulting from operations                    (3,435,204)        1,839,222
                                              --------------   ---------------
Distributions to Shareholders:
Select Class:
 From net investment income                      (203,012)                0
 In excess of net investment income                     0                 0
 From realized gain on investments                      0                 0
Adviser Class:
 From net investment income                        (1,782)                0
 In excess of net investment income                     0                 0
 From realized gain on investments                      0                 0
                                              --------------   ---------------
Decrease in net assets from distributions
  to shareholders                                (204,794)                0
                                              --------------   ---------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                      1,504,158        27,568,716
 Reinvestment of distributions                    203,011                 0
 Cost of shares redeemed                       (5,190,185)          (10,261)
Adviser Class:
 Proceeds from shares sold                        482,511           303,864
 Reinvestment of distributions                      1,781                 0
 Cost of shares redeemed                          (65,497)           (1,205)
                                              --------------   ---------------
Increase (decrease) in net assets from
  fund share transactions                      (3,064,221)       27,861,114
                                              --------------   ---------------
Change in net assets                           (6,704,219)       29,700,336
                                              --------------   ---------------
Net Assets:
Beginning of period                            29,700,336                 0
                                              --------------   ---------------
End of period                                 $22,996,117       $29,700,336
                                              ==============   ===============
End of period net assets includes
  undistributed
  net investment income                       $   166,458       $   101,618
                                              ==============   ===============

Aetna Series Fund, Inc.
Notes to Financial Statements
October 31, 1995

1. Summary of Significant Accounting Policies

Aetna Series Fund, Inc. ("Company") is registered under the Investment Company Act of 1940 as an open-end management investment company incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds ("Funds") each of which has its own investment objectives, policies and restrictions.

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. Each Fund is diversified and offers two classes of shares, the Select Class and the Adviser Class. The Select Class is offered principally to institutions and is not subject to sales charges or service fees. The Adviser Class is offered primarily to the general public and is subject to deferred sales charges payable upon redemption within four calendar years after the year of purchase. The Adviser Class was made available to the public on April 15, 1994. Additionally, the Adviser Class is subject to a shareholder service fee and an annual Rule 12b-1 distribution plan expense.

As of October 31, 1995, the Company offers the following Funds:

Aetna Money Market Fund               Aetna Growth Fund
Aetna Government Fund                 Aetna Small Company Growth Fund
Aetna Bond Fund                       Aetna International Growth Fund
The Aetna Fund                        Aetna Asian Growth Fund
Aetna Growth and Income Fund

The Board of Directors voted to liquidate the Aetna Tax-Free Fund. As a result, the Fund has not been offered since October 13, 1995.

Aetna Life Insurance and Annuity Company ("ALIAC") serves as the Investment Adviser and principal underwriter to each Fund. Aeltus Investment Management, Inc. ("Aeltus") is employed as a sub-adviser to the Tax-Free Fund, the Growth Fund and the Small Company Growth Fund. Aeltus Investment Management International (F.E.) Limited ("Aeltus Far East") is employed as a sub-adviser to the Asian Growth Fund. During the period covered by this report, Dunedin Fund Managers Ltd. ("Dunedin") was employed as the sub-adviser to the International Growth Fund.

Effective October 31, 1994, the Company changed its fiscal year end from December 31 to October 31.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A. Valuation of Investments

Except in the Money Market Fund, investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Directors. The Money Market Fund states all investments at amortized cost which approximates market value.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B. Option Contracts

The Funds, except Money Market Fund, may purchase and sell put and call options and write covered call options as a hedge against adverse movements in the value of portfolio holdings.

Option contracts are valued daily, and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received on a written option or paid on a purchased option. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contract.

C. Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds use futures contracts as a hedge against declines in the value of portfolio securities. The Funds may also purchase futures contracts to gain market exposure as it may be more cost effective than purchasing individual securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and foreign currency exchange contracts are reflected in the accompanying financial statements. For federal tax purposes, any futures contracts and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is included in federal taxable income.

D. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Federal Securities Act of 1933. The Funds may invest up to 15% (10% in the case of the Money Market Fund) of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E. Federal Income Taxes

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

F. Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

G. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

H. Deferred Organizational Costs

The Company paid organizational expenses in connection with the start-up and initial registration of the Company. These organizational expenses have been capitalized and allocated equally to the Money Market Fund, the Bond Fund, The Aetna Fund, the Growth and Income Fund, and the International Growth Fund. Organizational expenses are being amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares representing initial capital of each Fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational expense balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding immediately preceding the redemption.

2. Investment Advisory, Management, Shareholder Service and Distribution Fees

The Funds pay the Investment Adviser annual fees expressed as a weighted average percentage of average daily net assets of each Fund. As the Funds' net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' Investment Advisor fee ranges and the effective rates as of October 31, 1995:

                   Fee     Effective                    Fee      Effective
                  Range      Rate                      Range       Rate
                 --------   --------   ------------   --------   ---------
Money Market                          Growth and
  Fund          .40%-.30%     .40%    Income Fund    .70%-.55%      .69%
Government
  Fund          .50%-.40%     .50%    Growth Fund    .70%-.55%      .70%
Bond Fund                             Small
                                      Company
                .50%-.40%     .50%    Growth Fund   .85%-.725%      .85%
Tax-Free Fund                         International
                .50%-.40%     .50%    Growth Fund    .85%-.70%      .85%
The Aetna                             Asian Growth
  Fund          .80%-.65%     .80%    Fund          1.00%-.80%     1.00%

During the period covered by this report, the Investment Adviser entered into sub-advisory agreements with Aeltus, Aeltus Far East, and Dunedin. The sub-advisers supervise the investment and reinvestment of cash and securities and receive fees from the Investment Adviser based on the average daily net assets of the Funds. The fees range from .20% to .65% depending on the investment objective and the average daily net assets of the fund.

The Company has entered into an administrative services agreement under which ALIAC acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers. Currently, each Fund pays ALIAC a monthly fee at an annual rate based on average daily net assets of 0.25% on the first $250 million. As each Fund's net assets exceed $250 million, under the current fee schedule, lower fees will apply.

The Funds have adopted a Shareholder Service Plan for the Adviser Class shares. Under the Shareholder Service Plan, ALIAC is paid a service fee at an annual rate of 0.25% (0.10% for the Money Market Fund) of the daily net assets of the Adviser Class of each fund. This fee is used as compensation for expenses incurred in servicing shareholder accounts. For the year ended October 31, 1995, the Funds paid ALIAC $194,741 in service fees.

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan provides for payments to ALIAC at an annual rate 0.50% of the daily net assets of the Adviser Class shares of each Fund, except for the Money Market Fund. Amounts paid by the Funds are used to pay expenses incurred by ALIAC in promoting the sales of the Adviser Class shares. For the year ended October 31, 1995, the Funds paid ALIAC $389,635 in Rule 12b-1 fees. The plan may be terminated upon a majority vote of the Funds independent trustees. Presently, the Funds' class specific expenses are limited to Shareholder Service and Distribution Plan expenses incurred by the Adviser Class shares.

3. Reimbursement from Investment Adviser

The Investment Adviser may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return.

4. Purchase and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for all Funds except the Money Market Fund, for the year ended October 31, 1995:

                               Cost of        Proceeds
                              Purchases      from Sales
                             ------------   -------------
Money Market Fund          $6,370,883,672  $6,222,342,448
Government Fund                21,591,829      26,540,460
Bond Fund                      24,094,751      40,517,361
Tax-Free Fund                   5,812,888       9,757,128
The Aetna Fund                108,725,183     137,428,889
Growth and Income Fund        406,039,376     422,137,524
Growth Fund                    56,307,709      54,575,388
Small Company Growth Fund      44,964,772      44,664,214
International Growth Fund      17,849,305      22,896,536
Asian Growth Fund              15,661,336      17,377,008

5. Options

All Funds except the Money Market Fund may use options. For the year ended October 31, 1995, the following reflects the covered call and put option activity:
                                                 The Aetna Fund
                                    ----------------------------------------
                                     Number of      Deferred
                                    Call Option     Premium       Realized
                                     Contracts      Received    Gain (Loss)
                                    ------------   ----------   ------------
Outstanding October 31, 1994             --         $  --           $--
Written                                  400          47,340         --
Canceled                                 --            --            --
Exercised                               (400)        (47,340)        --
Expired                                  --            --            --
                                    ------------   ----------   ------------
Outstanding October 31, 1995               0        $      0         $0
                                    ============   ==========   ============

                                                  Growth Fund
                                    ----------------------------------------
                                     Number of      Deferred
                                    Call Option     Premium       Realized
                                     Contracts      Received    Gain (Loss)
                                    ------------   ----------   ------------
Outstanding October 31, 1994                                     $
                                          595      $ 228,645         --
Written                                 1,030        523,205         --
Canceled                               (1,410)      (647,998)     (701,657)
Exercised                                --            --            --
Expired                                  (215)      (103,852)      103,852
                                    ------------   ----------   ------------
Outstanding October 31, 1995                0      $       0     $(597,805)
                                    ============   ==========   ============

                                                  Growth Fund
                                    ----------------------------------------
                                     Number of      Deferred
                                     Put Option     Premium       Realized
                                     Contracts      Received    Gain (Loss)
                                    ------------   ----------   ------------
Outstanding October 31, 1994                                     $
                                         325       $ 306,600         --
Written                                  200         233,100         --
Canceled                                (325)       (306,600)       51,312
Exercised                                --            --            --
Expired                                 (200)       (233,100)     (233,100)
                                    ------------   ----------   ------------
Outstanding October 31, 1995               0       $       0     $(181,788)
                                    ============   ==========   ============

6. Capital Loss Carryforwards

At October 31, 1995, for federal income tax purposes the Funds had the following capital loss carryforwards:

                         Capital Loss              Year of
Fund                     Carryforward            Expiration
 ----------------   -----------------------   -----------------
Government Fund           $  271,000                2002
                             546,000                2003
 ----------------   -----------------------   -----------------
Bond Fund                    129,000                2001
                             835,000                2002
                             287,000                2003
 ----------------   -----------------------   -----------------
Tax-Free Fund                508,000                2002
                             247,000                2003
 ----------------   -----------------------   -----------------
Asian Growth
  Fund                       289,000                2002
                           2,797,000                2003

The Board of Directors will not distribute any realized gains until the capital loss carryforwards have been offset or expire.

7. Forward Foreign Currency Exchange Contracts

At October 31, 1995, the Growth and Income Fund and the International Growth Fund had the following open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized loss of $142,369 and unrealized gain of $235,937, respectively, on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

Growth and Income Fund:

                                U.S. $ Value as                      U.S. $ Value as
                                      of                                   of          Unrealized
 Exchange     Currency to be      October 31,      Currency to be      October 31,        Gain
   Date          Delivered           1995             Received            1995           (Loss)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/13/95         7,590,000
                 Austrian                             735,323
                 Shilling          $767,162         U.S. Dollar         $735,323        $(31,839)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/13/95                                              620,000
                    62,625                            Austrian
                U.S. Dollar          62,625          Schilling            62,667              42
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
11/1/95            129,000                             94,909
              Canadian Dollar        94,894         U.S. Dollar           94,909              15
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
11/9/95            529,200                            457,746
                Swiss Franc         466,510         U.S. Dollar          457,746          (8,764)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------

                                       105

Growth and Income Fund (continued)
                               U.S. $ Value as                      U.S. $ Value as
                                      of                                   of          Unrealized
Exchange      Currency to be      October 31,      Currency to be      October 31,        Gain
    Date         Delivered           1995             Received            1995           (Loss)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
11/9/95              59,276                              67,000
                U.S. Dollar       $    59,276       Swiss Franc        $   59,063       $   (213)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
11/1/95             401,000                              73,578
               Danish Krone            73,539       U.S. Dollar            73,578             39
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/18/95          2,540,000                             440,972
               Danish Krone           464,856       U.S. Dollar           440,972        (23,884)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/18/95             73,610                             401,000
                U.S. Dollar            73,610       Danish Krone           73,389           (221)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/21/95          3,220,000                             727,355
              Finnish Markka          758,707       U.S. Dollar           727,355        (31,352)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/21/95            129,531                             550,000
                U.S. Dollar            29,531      Finnish Markka         129,593             62
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
11/2/95              11,000                              17,446
               British Pound           17,348       U.S. Dollar            17,446             98
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
11/3/95             108,000                             170,247
               British Pound          170,322       U.S. Dollar           170,247            (75)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/14/95          1,250,000                           1,923,250
               British Pound        1,970,525       U.S. Dollar         1,923,250        (47,275)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/14/95            187,528                             119,000
                U.S. Dollar           187,528      British Pound          187,594             66
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
11/1/95          23,020,000                             255,908
               Japanese Yen           226,639       U.S. Dollar           225,908           (731)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/13/95        213,020,000                           2,156,370
               Japanese Yen         2,098,108       U.S. Dollar         2,156,370         58,262
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/19/95        185,560,000                           1,838,887
               Japanese Yen         1,829,470       U.S. Dollar         1,838,887          9,417
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/19/95            227,605                          23,020,000
                U.S. Dollar           227,605       Japanese Yen          226,958           (647)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
10/31/95              1,000
                 Malaysian                                  396
                  Ringgit                 393       U.S. Dollar               396              3
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
11/2/95              13,000
                 Malaysian                                5,118
                  Ringgit               5,111       U.S. Dollar             5,118              7
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/18/95          1,090,000                             655,915
               Dutch Guilder          691,678       U.S. Dollar           655,915        (35,763)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------

                                      106

                               U.S. $ Value as                      U.S. $ Value as
                                      of                                   of          Unrealized
Exchange      Currency to be      October 31,      Currency to be      October 31,        Gain
    Date         Delivered           1995             Received            1995           (Loss)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/18/95            $14,817                             23,000
                U.S. Dollar       $   14,817       Dutch Guilder       $   14,595      $    (222)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/7/95           5,160,000                            808,537
              Norwegian Krone        828,924        U.S. Dollar           808,537        (20,387)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/7/95              12,851                             80,000
                U.S. Dollar           12,851      Norwegian Krone          12,851           -0-
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
12/14/95            716,000
                 Singapore                             498,830
                  Dollar             507,837        U.S. Dollar           498,830         (9,007)
                                                                                       ----------
                                                                                       $(142,369)
                                                                                       ==========
International Growth Fund:
 Exchange                       U.S. $ Value as                      U.S. $ Value as
    Date                              of                                   of          Unrealized
              Currency to be      October 31,      Currency to be      October 31,        Gain
                 Delivered           1995             Received            1995           (Loss)
 ----------   ---------------   ---------------   ----------------   ---------------   ----------
11/16/95        778,426,000       $7,964,063         8,200,000         $8,200,000       $ 235,937
               Japanese Yen                         U.S. Dollar                        ==========

8. Authorized Capital Shares and Capital Share Transactions

The Funds are authorized to issue a total of 4.0 billion shares. Of those 4.0 billion shares, 3.8 billion have been designated to the Funds as follows: All of the Funds, except Money Market, have been allocated 100 million shares each of Select and Adviser Class shares. Money Market has been allocated one billion shares each of Select and Adviser Class shares. Share transactions for each Fund were as follows:

                     ------------------------------------------------------------------
                                             Money Market Fund
                     ------------------------------------------------------------------
                                 Select                            Adviser
                     -------------------------------   --------------------------------
                                        Ten-month                          Ten-month
                       Year ended      period ended      Year ended      period ended
                      October 31,      October 31,      October 31,       October 31,
                          1995             1994             1995             1994
                     --------------   --------------   --------------   ---------------
Shares sold            303,179,868      184,288,133     113,465,547       49,918,444
Shares issued
  upon
  reinvestment           9,929,370        4,313,330       3,576,944          788,233
Shares redeemed       (199,341,125)    (134,729,463)    (85,667,348)      (3,356,170)
                     --------------   --------------   --------------   ---------------
Net increase           113,768,113       53,872,000      31,375,143       47,350,507
                     ==============   ==============   ==============   ===============

                     ------------------------------------------------------------------
                                              Government Fund
                     ------------------------------------------------------------------
                                 Select                            Adviser
                     -------------------------------   --------------------------------
                                        Ten-month                          Ten-month
                       Year ended      period ended      Year ended      period ended
                      October 31,      October 31,      October 31,       October 31,
                          1995             1994             1995             1994
                     --------------   --------------   --------------   ---------------
Shares sold             1,193,587       2,647,126          38,421           17,344
Shares issued
  upon
  reinvestment            136,326         126,976           1,326              162
Shares redeemed        (2,189,773)            (95)        (15,295)          (1,503)
                     --------------   --------------   --------------   ---------------
Net increase
  (decrease)             (859,860)      2,774,007          24,452           16,003
                     ==============   ==============   ==============   ===============

                     ------------------------------------------------------------------
                                                 Bond Fund
                     ------------------------------------------------------------------
                                 Select                            Adviser
                     -------------------------------   --------------------------------
                                        Ten-month                          Ten-month
                       Year ended      period ended      Year ended      period ended
                      October 31,      October 31,      October 31,       October 31,
                          1995             1994             1995             1994
                     --------------   --------------   --------------   ---------------
Shares sold            1,140,369         1,375,291           24,045        2,577,890
Shares issued
  upon
  reinvestment           170,990           161,898           91,739           73,112
Shares redeemed         (998,454)       (3,169,473)      (2,051,824)             (24)
                     --------------   --------------   --------------   ---------------
Net increase
  (decrease)             312,905        (1,632,284)      (1,936,040)       2,650,978
                     ==============   ==============   ==============   ===============

                     ------------------------------------------------------------------
                                               Tax-Free Fund
                     ------------------------------------------------------------------
                                 Select                            Adviser
                     -------------------------------   --------------------------------
                                        Ten-month                          Ten-month
                       Year ended      period ended      Year ended      period ended
                      October 31,      October 31,      October 31,       October 31,
                          1995             1994             1995             1994
                     --------------   --------------   --------------   ---------------
Shares sold              71,693          2,896,031          96,648         2,770,659
Shares issued
  upon
  reinvestment            8,514             19,126          92,619            87,705
Shares redeemed         (65,562)        (2,752,116)       (785,103)           (7,297)
                     --------------   --------------   --------------   ---------------
Net increase
  (decrease)             14,645            163,041        (595,836)        2,851,067
                     ==============   ==============   ==============   ===============

                     ------------------------------------------------------------------
                                               The Aetna Fund
                     ------------------------------------------------------------------
                                 Select                            Adviser
                     -------------------------------   --------------------------------
                                        Ten-month                          Ten-month
                       Year ended      period ended      Year ended      period ended
                      October 31,      October 31,      October 31,       October 31,
                          1995             1994             1995             1994
                     --------------   --------------   --------------   ---------------
Shares sold             1,654,411        4,761,580           78,916        2,469,921
Shares issued
  upon
  reinvestment            216,866          166,181           29,573           16,842
Shares redeemed        (2,238,432)      (3,684,549)      (2,483,536)          (1,366)
                     --------------   --------------   --------------   ---------------
Net increase
  (decrease)             (367,155)       1,243,212       (2,375,047)       2,485,397
                     ==============   ==============   ==============   ===============

                     ------------------------------------------------------------------
                                           Growth and Income Fund
                     ------------------------------------------------------------------
                                 Select                            Adviser
                     -------------------------------   --------------------------------
                                        Ten-month                          Ten-month
                       Year ended      period ended      Year ended      period ended
                      October 31,      October 31,      October 31,       October 31,
                          1995             1994             1995             1994
                     --------------   --------------   --------------   ---------------
Shares sold             6,670,390       26,001,787         130,556         2,425,064
Shares issued
  upon
  reinvestment            322,995           57,454           1,755            16,760
Shares redeemed        (7,621,288)      (4,378,789)       (485,408)       (1,923,626)
                     --------------   --------------   --------------   ---------------
Net increase
  (decrease)             (627,903)      21,680,452        (353,097)          518,198
                     ==============   ==============   ==============   ===============

                     ------------------------------------------------------------------
                                                Growth Fund
                     ------------------------------------------------------------------
                                 Select                            Adviser
                     -------------------------------   --------------------------------
                                        Ten-month                          Ten-month
                       Year ended      period ended      Year ended      period ended
                      October 31,      October 31,      October 31,       October 31,
                          1995             1994             1995             1994
                     --------------   --------------   --------------   ---------------
Shares sold             1,378,209       2,522,145         109,935           38,832
Shares issued
  upon
  reinvestment             22,556               0             393                0
Shares redeemed        (1,236,680)           (566)        (22,400)             (24)
                     --------------   --------------   --------------   ---------------
Net increase              164,085       2,521,579          87,928           38,808
                     ==============   ==============   ==============   ===============

                     ------------------------------------------------------------------
                                         Small Company Growth Fund
                     ------------------------------------------------------------------
                                 Select                            Adviser
                     -------------------------------   --------------------------------
                                        Ten-month                          Ten-month
                       Year ended      period ended      Year ended      period ended
                      October 31,      October 31,      October 31,       October 31,
                          1995             1994             1995             1994
                     --------------   --------------   --------------   ---------------
Shares sold               86,407        2,492,687          88,948           19,811
Shares issued
  upon
  reinvestment             4,983                0               0                0
Shares redeemed         (103,946)          (2,143)        (12,812)             (24)
                     --------------   --------------   --------------   ---------------
Net increase
  (decrease)             (12,556)       2,490,544          76,136           19,787
                     ==============   ==============   ==============   ===============

                     ------------------------------------------------------------------
                                         International Growth Fund
                     ------------------------------------------------------------------
                                 Select                            Adviser
                     -------------------------------   --------------------------------
                                        Ten-month                          Ten-month
                       Year ended      period ended      Year ended      period ended
                      October 31,      October 31,      October 31,       October 31,
                          1995             1994             1995             1994
                     --------------   --------------   --------------   ---------------
Shares sold               576,518        1,569,806        2,284,778        2,315,445
Shares issued
  upon
  reinvestment            232,686                0          177,272                0
Shares redeemed        (1,168,155)      (2,413,248)      (2,277,588)            (485)
                     --------------   --------------   --------------   ---------------
Net increase
  (decrease)             (358,951)        (843,442)         184,462        2,314,960
                     ==============   ==============   ==============   ===============

                     ------------------------------------------------------------------
                                             Asian Growth Fund
                     ------------------------------------------------------------------
                                 Select                            Adviser
                     -------------------------------   --------------------------------
                                        Ten-month                          Ten-month
                       Year ended      period ended      Year ended      period ended
                      October 31,      October 31,      October 31,       October 31,
                          1995             1994             1995             1994
                     --------------   --------------   --------------   ---------------
Shares sold              197,383        3,099,129          56,991           33,362
Shares issued
  upon
  reinvestment            11,728                0              67                0
Shares redeemed         (636,165)          (1,103)         (7,782)            (132)
                     --------------   --------------   --------------   ---------------
Net increase
  (decrease)            (427,054)       3,098,026          49,276           33,230
                     ==============   ==============   ==============   ===============

Financial Highlights
Selected data for a fund share outstanding throughout each period:

                            ----------------------------------------------------------------------------------
                                                            Money Market Fund
                            ----------------------------------------------------------------------------------
                                               Select Class                              Adviser Class
                            ---------------------------------------------------   ----------------------------
                                         Ten-month                                                 Period
                               Year        period        Year          Year          Year           from
                              ended        ended         ended         ended        ended      April 15, 1994
                             October      October      December      December      October           to
                               31,          31,           31,           31,          31,         October 31,
                               1995         1994         1993          1992          1995           1994
                            ----------   ----------   -----------   -----------   ----------   ---------------
Net asset value,
   beginning of period       $   1.00     $   1.00     $   1.00       $  1.00      $  1.00         $  1.00
                            ----------   ----------   -----------   -----------   ----------   ---------------
Income from
 investment operations:
Net investment income             .06          .03          .03           .04          .06             .03
Net realized and change
  in unrealized gain
  (loss)                          .00          .00          .00           .00          .00             .00
                            ----------   ----------   -----------   -----------   ----------   ---------------
 Total                            .06          .03          .03           .04          .06             .03
Less distributions:
From net investment
  income                         (.06)        (.03)        (.03)         (.04)        (.06)           (.03)
In excess of net
  investment income               .00          .00          .00           .00          .00             .00
From realized gain                .00          .00          .00           .00          .00             .00
                            ----------   ----------   -----------   -----------   ----------   ---------------
Net asset value, end of
   period                    $   1.00     $   1.00     $   1.00       $  1.00      $  1.00         $  1.00
                            ==========   ==========   ===========   ===========   ==========   ===============
Total return                     5.95%        3.33%        3.29%         3.98%        5.95%           2.41%
Net assets, end of
   period (000's)            $275,524     $161,756     $107,844       $36,522      $78,726         $47,350
Ratio of total
  investment  expenses to
  average  net assets*           0.27%        0.21%        0.00%         0.00%        0.26%           0.21%
Ratio of net investment
   income to average net
   assets*                       5.78%        4.05%        3.33%         3.93%        5.79%           4.27%
Ratio of net investment
   expense before
   reimbursement and
   waiver to average net
   assets*                       0.88%        0.85%        0.95%         1.04%        0.87%           0.92%
Ratio of net investment
   income before
   reimbursement and
   waiver to average net
   assets*                       5.17%        3.38%        2.38%         2.87%        5.19%           3.67%

* Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

Financial Highlights
Selected data for a fund share outstanding throughout each period:

                                         -------------------------------------------------------
                                                             Government Fund
                                         -------------------------------------------------------
                                               Select Class                Adviser Class
                                         ------------------------   ----------------------------
                                                       Ten-month                   Period from
                                         Year ended     period      Year ended   April 15, 1994
                                          October        ended       October           to
                                            31,       October 31,      31,         October 31,
                                            1995         1994          1995           1994
                                         ----------   -----------   ----------   ---------------
Net asset value, beginning of period      $  9.41       $ 10.00      $  9.41         $ 9.67
                                         ----------   -----------   ----------   ---------------
Income from
    investment operations:
Net investment income                         .64           .40          .60            .24
Net realized and change in unrealized
  gain (loss)                                 .59          (.63)         .56           (.24)
                                         ----------   -----------   ----------   ---------------
 Total                                       1.23          (.23)        1.16            .00
Less distributions:
From net investment income                   (.63)         (.36)        (.57)          (.26)
In excess of net investment income            .00           .00          .00            .00
From realized gain                            .00           .00          .00            .00
                                         ----------   -----------   ----------   ---------------
Net asset value, end of period            $ 10.01       $  9.41      $ 10.00         $ 9.41
                                         ==========   ===========   ==========   ===============
Total return                                13.58%        (2.37)%      12.60%         (0.06)%
Net assets, end of period (000's)         $19,154       $26,110      $   405         $  151
Ratio of total investment expenses to
   average net assets*                       0.70%         0.41%        1.51%          1.28%
Ratio of net investment income to
   average net assets*                       6.79%         5.29%        6.02%          4.68%
Ratio of net investment expense
  before  reimbursement and waiver to
  average  net assets*                       1.30%         1.16%        2.11%          2.11%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets*                               6.19%         4.54%        5.42%          3.85%
Portfolio turnover rate                    117.31%        43.63%      117.31%         43.63%

                            ----------------------------------------------------------------------------------
                                                                Bond Fund
                            ----------------------------------------------------------------------------------
                                               Select Class                              Adviser Class
                            ---------------------------------------------------   ----------------------------
                                         Ten-month
                               Year        period        Year          Year          Year        Period from
                              ended        ended         ended         ended        ended      April 15, 1994
                             October      October      December      December      October           to
                               31,          31,           31,           31,          31,         October 31,
                               1995         1994         1993          1992          1995           1994
                            ----------   ----------   -----------   -----------   ----------   ---------------
Net asset value,
   beginning of period       $  9.58      $ 10.37       $  9.99       $ 10.00       $ 9.58         $  9.92
                            ----------   ----------   -----------   -----------   ----------   ---------------
Income from
    investment
  operations:
Net investment income           0.65          .52           .55           .53          .56             .28
Net realized and change
  in unrealized gain
  (loss)                        0.65         (.86)          .45           .16          .66            (.35)
                            ----------   ----------   -----------   -----------   ----------   ---------------
 Total                          1.30         (.34)         1.00           .69         1.22            (.07)
Less distributions:
From net investment
  income                       (0.61)        (.45)         (.55)         (.53)        (.53)           (.27)
In excess of net
  investment income             0.00          .00          (.07)         (.17)         .00             .00
From realized gain              0.00          .00           .00           .00          .00             .00
                            ----------   ----------   -----------   -----------   ----------   ---------------
Net asset value, end of
   period                    $ 10.27      $  9.58       $ 10.37       $  9.99       $10.27         $  9.58
                            ==========   ==========   ===========   ===========   ==========   ===============
Total return                   14.06%       (3.31)%       10.20%         7.23%       13.28%          (0.68)%
Net assets, end of
    period (000's)           $32,778      $27,584       $46,788       $37,209       $7,340         $25,405
Ratio of total
  investment  expenses to
  average  net assets*          0.79%        0.76%         0.47%         0.05%        1.50%           1.49%
Ratio of net investment
   income to average net
   assets*                      6.56%        6.29%         5.34%         5.44%        5.91%           5.36%
Ratio of net investment
   expense before
   reimbursement and
   waiver to average net
   assets*                      1.06%        1.06%         1.01%         1.10%        1.82%           1.81%
Ratio of net investment
   income before
   reimbursement and
   waiver to average net
   assets*                      6.25%        5.98%         4.80%         4.39%        5.60%           5.04%
Portfolio turnover rate        56.99%       51.80%        50.01%        57.05%       56.99%          51.80%

* Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

Financial Highlights
Selected data for a fund share outstanding throughout each period:

                       -------------------------------------------------------
                                           Tax-Free Fund
                       -------------------------------------------------------
                            Select Class                 Adviser Class
                       ------------------------   ----------------------------
                                    Ten-month                   Period from
                      Year ended     period      Year ended    April 15, 1994
                       October        ended        October           to
                         31,       October 31,       31,        October 31,
                         1995         1994          1995            1994
                       ----------   -----------   ----------   ---------------
Net asset value,
  beginning of
  period                $ 8.98       $10.00        $  8.97        $  9.32
                       ----------   -----------   ----------   ---------------
Income from
    investment
  operations:
Net investment
  income                   .51          .38            .38            .21
Net realized and
  change in
  unrealized gain
  (loss)                   .80        (1.07)           .86           (.33)
                       ----------   -----------   ----------   ---------------
 Total                    1.31         (.69)          1.24           (.12)
Less distributions:
From net investment
  income                  (.45)        (.33)          (.37)          (.23)
In excess of net
  investment income        .00          .00            .00            .00
From realized gain         .00          .00            .00            .00
                       ----------   -----------   ----------   ---------------
Net asset value,
  end of period         $ 9.84       $ 8.98        $  9.84        $  8.97
                       ==========   ===========   ==========   ===============
Total return             14.89%       (6.95)%        14.08%         (1.32)%
Net assets, end of
  period (000's)        $1,748       $1,465        $22,181        $25,581
Ratio of total
  investment
  expenses to
   average net
  assets*                 0.67%        0.30%          1.61%          1.27%
Ratio of net
  investment income
  to  average net
  assets*                 5.43%        4.85%          4.08%          4.20%
Ratio of net
  investment
  expense before
   reimbursement
  and waiver to
  average  net
  assets*                 0.97%        1.20%          2.01%          1.87%
Ratio of net
  investment income
  before
   reimbursement
  and waiver to
  average  net
  assets*                 5.13%        3.94%          3.69%          3.60%
Portfolio turnover
  rate                   25.24%       29.14%         25.24%         29.14%

                            ----------------------------------------------------------------------------------
                                                              The Aetna Fund
                            ----------------------------------------------------------------------------------
                                               Select Class                              Adviser Class
                            ---------------------------------------------------   ----------------------------
                                         Ten-month
                                           period                                                Period from
                            Year ended     ended      Year ended    Year ended    Year ended   April 15, 1994
                             October      October      December      December      October           to
                               31,          31,           31,           31,          31,         October 31,
                               1995         1994         1993          1992          1995           1994
                            ----------   ----------   -----------   -----------   ----------   ---------------
Net asset value,
   beginning of period       $ 10.65      $ 10.82       $ 10.18       $ 10.00      $ 10.62         $ 10.54
                            ----------   ----------   -----------   -----------   ----------   ---------------
Income from
 investment operations:
Net investment income            .35          .23           .34           .43          .23             .19
Net realized and change
  in unrealized gain
  (loss)                        1.69         (.28)          .64           .24         1.91             .00
                            ----------   ----------   -----------   -----------   ----------   ---------------
 Total                          2.04         (.05)          .98           .67         2.14             .19
Less distributions:
From net investment
  income                        (.33)        (.12)         (.30)         (.39)        (.42)           (.11)
In excess of net
  investment income              .00          .00          (.01)         (.10)         .00             .00
From realized gain               .00          .00          (.03)          .00          .00             .00
                            ----------   ----------   -----------   -----------   ----------   ---------------
Net asset value, end of
   period                    $ 12.36      $ 10.65       $ 10.82       $ 10.18      $ 12.34         $ 10.62
                            ==========   ==========   ===========   ===========   ==========   ===============
Total return                   19.45%       (0.42)%        9.84%         6.64%       18.32%           1.84%
Net assets, end of
    period (000's)           $83,941      $76,267       $63,982       $37,726      $ 1,362         $26,396
Ratio of total
  investment  expenses to
  average  net assets*          1.27%        1.09%         0.93%         0.07%        2.04%           1.87%
Ratio of net investment
   income to average net
   assets*                      3.14%        2.65%         3.21%         4.31%        2.61%           1.90%
Ratio of net investment
   expense before
   reimbursement and
   waiver to average net
   assets*                      1.30%        1.32%         1.34%         1.47%        2.07%           2.06%
Ratio of net investment
   income before
   reimbursement and
   waiver to average net
   assets*                      3.11%        2.42%         2.79%         2.91%        2.58%           1.67%
Portfolio turnover rate       129.05%       86.10%        19.95%        13.35%      129.05%          86.10%

*Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                            ----------------------------------------------------------------------------------
                                                          Growth and Income Fund
                            ----------------------------------------------------------------------------------
                                               Select Class                              Adviser Class
                            ---------------------------------------------------   ----------------------------
                                         Ten-month
                                           period        Year          Year          Year        Period from
                            Year ended     ended         ended         ended        ended      April 15, 1994
                             October      October      December      December      October           to
                               31,          31,           31,           31,          31,         October 31,
                               1995         1994         1993          1992          1995           1994
                            ----------   ----------   -----------   -----------   ----------   ---------------
Net asset value,
   beginning of period       $  11.11     $  11.03      $ 10.51       $ 10.00      $ 11.08         $10.75
                            ----------   ----------   -----------   -----------   ----------   ---------------
Income from
 investment operations:
Net investment income             .21          .12          .19           .26          .12            .11
Net realized and change
  in unrealized gain
  (loss)                         2.27          .04          .50           .51         2.31            .30
                            ----------   ----------   -----------   -----------   ----------   ---------------
 Total                           2.48          .16          .69           .77         2.43            .41
Less distributions:
From net investment
  income                         (.13)        (.08)        (.16)         (.26)        (.08)          (.08)
In excess of net
  investment income               .00          .00          .00           .00          .00            .00
From realized gain                .00          .00         (.01)          .00          .00            .00
                            ----------   ----------   -----------   -----------   ----------   ---------------
Net asset value, end of
   period                    $  13.46     $  11.11      $ 11.03       $ 10.51      $ 13.43         $11.08
                            ==========   ==========   ===========   ===========   ==========   ===============
Total return                    22.58%        1.40%        6.58%         7.81%       21.90%          3.71%
Net assets, end of
    period (000's)           $356,803     $301,360      $60,127       $31,473      $ 2,217         $5,740
Ratio of total
  investment  expenses to
  average  net assets*           1.10%        0.92%        1.13%         0.33%        1.84%          2.32%
Ratio of net investment
   income to average net
   assets*                       1.73%        1.51%        1.77%         2.83%        1.14%          1.74%
Ratio of net investment
   expense before
   reimbursement and
   waiver to average net
   assets*                       1.10%        1.03%        1.27%         1.72%        1.84%          2.42%
Ratio of net investment
   income before
   reimbursement and
   waiver to average net
   assets*                       1.73%        1.39%        1.55%         1.44%        1.14%          1.65%
Portfolio turnover rate        127.43%       54.13%       23.60%        14.44%      127.43%         54.13%

                                         ------------------------------------------------------
                                                              Growth Fund
                                         ------------------------------------------------------
                                              Select Class                Adviser Class
                                         -----------------------   ----------------------------
                                                      Ten-month
                                            Year        period        Year        Period from
                                           ended        ended        ended      April 15, 1994
                                          October      October      October           to
                                            31,          31,          31,         October 31,
                                            1995         1994         1995           1994
                                         ----------   ----------   ----------   ---------------
Net asset value, beginning of period      $ 10.78      $ 10.00      $ 10.74         $ 10.26
                                         ----------   ----------   ----------   ---------------
Income from
 investment operations:
Net investment income                         .04          .09         (.06)           (.02)
Net realized and change in unrealized
  gain (loss)                                3.02          .69         3.00             .50
                                         ----------   ----------   ----------   ---------------
 Total                                       3.06          .78         2.94             .48
Less distributions:
From net investment income                   (.08)         .00         (.05)            .00
In excess of net investment income            .00          .00          .00             .00
From realized gain                           (.01)         .00          .00             .00
                                         ----------   ----------   ----------   ---------------
Net asset value, end of period            $ 13.75      $ 10.78      $ 13.63         $ 10.74
                                         ==========   ==========   ==========   ===============
Total return                                28.79%        7.70%       27.92%           4.58%
Net assets, end of period (000's)         $36,936      $27,188      $ 1,727         $   417
Ratio of total investment expenses to
   average net assets*                       1.20%        0.92%        2.03%           1.72%
Ratio of net investment income to
   average net assets*                       0.36%        1.10%       (0.47)%         (0.25)%
Ratio of net investment expense
  before  reimbursement and waiver to
  average  net assets*                       1.30%        1.42%        2.14%           2.17%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets*                               0.26%        0.60%       (0.58)%         (0.71)%
Portfolio turnover rate                    171.75%      120.32%      171.75%         120.32%

* Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

Financial Highlights
Selected data for a fund share outstanding throughout each period:

                                         ------------------------------------------------------
                                                       Small Company Growth Fund
                                         ------------------------------------------------------
                                              Select Class                Adviser Class
                                         -----------------------   ----------------------------
                                                      Ten-month
                                            Year        period        Year        Period from
                                           ended        ended        ended      April 15, 1994
                                          October      October      October           to
                                            31,          31,          31,         October 31,
                                            1995         1994         1995           1994
                                         ----------   ----------   ----------   ---------------
Net asset value, beginning of period      $ 10.39      $ 10.00      $ 10.35         $ 10.24
                                         ----------   ----------   ----------   ---------------
Income from
 investment operations:
Net investment income                         .00          .02         (.11)           (.04)
Net realized and change in unrealized
  gain (loss)                                3.15          .37         3.15             .15
                                         ----------   ----------   ----------   ---------------
 Total                                       3.15          .39         3.04             .11
Less distributions:
From net investment income                   (.02)         .00          .00             .00
In excess of net investment income            .00          .00          .00             .00
From realized gain                            .00          .00          .00             .00
                                         ----------   ----------   ----------   ---------------
Net asset value, end of period            $ 13.52      $ 10.39      $ 13.39         $ 10.35
                                         ==========   ==========   ==========   ===============
Total return                                30.39%        3.90%       29.44%           0.98%
Net assets, end of period (000's)         $33,511      $25,879      $ 1,285         $   205
Ratio of total investment expenses to
   average net assets*                       1.41%        1.15%        2.23%           1.78%
Ratio of net investment income to
   average net assets*                      (0.01)%       0.21%       (0.89)%         (0.72)%
Ratio of net investment expense
  before  reimbursement and waiver to
  average  net assets*                       1.49%        1.58%        2.30%           2.14%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets*                              (0.08)%      (0.22)%      (0.97)%         (1.07)%
Portfolio turnover rate                    156.43%      116.28%      156.43%         116.28%

                            ----------------------------------------------------------------------------------
                                                        International Growth Fund
                            ----------------------------------------------------------------------------------
                                               Select Class                              Adviser Class
                            ---------------------------------------------------   ----------------------------
                                         Ten-month
                               Year        period        Year          Year          Year        Period from
                              ended        ended         ended         ended        ended      April 15, 1994
                             October      October      December      December      October           to
                               31,          31,           31,           31,          31,         October 31,
                               1995         1994         1993          1992          1995           1994
                            ----------   ----------   -----------   -----------   ----------   ---------------
Net asset value,
   beginning of period       $ 11.56      $ 11.17       $  8.88       $ 10.00      $ 11.51         $ 11.24
                            ----------   ----------   -----------   -----------   ----------   ---------------
Income from
 investment operations:
Net investment income            .19          .06           .05           .06         (.06)            .01
Net realized and change
  in unrealized gain
  (loss)                        (.17)         .33          2.65         (1.15)        (.11)            .26
                            ----------   ----------   -----------   -----------   ----------   ---------------
 Total                           .02          .39          2.70         (1.09)        (.17)            .27
Less distributions:
From net investment
  income                        (.19)         .00          (.05)         (.03)        (.09)            .00
In excess of net
  investment income              .00          .00          (.34)          .00          .00             .00
From realized gain              (.77)         .00          (.02)          .00         (.66)            .00
                            ----------   ----------   -----------   -----------   ----------   ---------------
Net asset value, end
   of period                 $ 10.62      $ 11.56       $ 11.17       $  8.88      $ 10.59         $ 11.51
                            ==========   ==========   ===========   ===========   ==========   ===============
Total return                   (0.04)%       3.49%        30.37%       (10.84)%      (0.81)%          2.40%
Net assets, end of
   period (000's)            $25,104      $31,479       $39,847       $26,640      $26,467         $26,647
Ratio of total
  investment  expenses to
  average  net assets*          2.55%        1.66%         1.48%         0.50%        0.90%           2.27%
Ratio of net investment
   income to average net
   assets*                      1.84%        0.71%         0.50%         1.36%       (0.58)%          0.17%
Ratio of net investment
   expense before
   reimbursement and
   waiver to average net
   assets*                      2.79%        1.80%         1.77%         2.98%        0.91%           2.41%
Ratio of net investment
   income before
   reimbursement and
   waiver to average net
   assets*                      1.59%        0.57%         0.20%        (1.12)%      (0.60)%          0.02%
Portfolio turnover rate        32.91%       81.67%       110.38%        81.74%       32.91%          81.67%

* Annualized for periods of less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

                                         ------------------------------------------------------
                                                           Asian Growth Fund
                                         ------------------------------------------------------
                                              Select Class                Adviser Class
                                         -----------------------   ----------------------------
                                                      Ten-month
                                            Year        period        Year        Period from
                                           ended        ended        ended      April 15, 1994
                                          October      October      October           to
                                            31,          31,          31,         October 31,
                                            1995         1994         1995           1994
                                         ----------   ----------   ----------   ---------------
Net asset value, beginning of period      $  9.49      $ 10.00      $  9.46         $ 8.56
                                         ----------   ----------   ----------   ---------------
Income from
 investment operations:
Net investment income                         .09          .05          .03           (.01)
Net realized and change in unrealized
  gain (loss)                               (1.16)        (.56)       (1.13)           .91
                                         ----------   ----------   ----------   ---------------
 Total                                      (1.07)        (.51)       (1.10)           .90
Less distributions:
From net investment income                   (.07)         .00         (.03)           .00
In excess of net investment income            .00          .00          .00            .00
From realized gain                            .00          .00          .00            .00
                                         ----------   ----------   ----------   ---------------
Net asset value, end of period            $  8.35      $  9.49      $  8.33         $ 9.46
                                         ==========   ==========   ==========   ===============
Total return                               (11.54)%      (5.10)%     (12.11)%        10.51%
Net assets, end of period (000's)         $22,309      $29,386      $   687         $  314
Ratio of total investment expenses to
   average net assets*                       1.17%        1.25%        1.90%          1.42%
Ratio of net investment income to
   average net assets*                       1.13%        0.71%        0.31%         (0.24)%
Ratio of net investment expense
  before  reimbursement and waiver to
  average  net assets*                       2.01%        1.81%        2.72%          1.73%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets*                               0.29%        0.15%       (0.50)%        (0.55)%
Portfolio turnover rate                     64.97%       65.50%       64.97%         65.50%

Independent Auditors' Report

The Board of Directors and Shareholders
Aetna Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Money Market Fund, Government Fund, Bond Fund, Tax-Free Fund, The Aetna Fund, Growth and Income Fund, Growth Fund, Small Company Growth Fund, International Growth Fund, and Asian Growth Fund, portfolios of Aetna Series Fund, Inc. (the Funds), including the portfolios of investments, as of October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and ten-month period ended October 31, 1994, financial highlights for Select Class shares for the year ended October 31, 1995 and the ten month period ended October 31, 1994, financial highlights for the Adviser Class shares for the year ended October 31, 1995 and the period from April 15, 1994 (date of initial public offering) to October 31, 1994 and the financial highlights for each of the years in the two-year period ended December 31, 1993 for Select Class shares of the Money Market Fund, Bond Fund, The Aetna Fund, Growth and Income Fund and International Growth Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 1995, the results of their operations, changes in their net assets and the financial highlights for the years and periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Hartford, Connecticut
December 15, 1995

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
[Back Cover]

Aetna Series Fund, Inc.
151 Farmington Avenue
Hartford, CT 06156-8962

BULK RATE
U.S. Postage
PAID
Boston, MA
Permit No. 9

Aetna Money Market Fund
Aetna Government Fund
Aetna Bond Fund
Aetna Tax-Free Fund
The Aetna Fund
Aetna Growth and Income Fund
Aetna Growth Fund
Aetna Small Company Growth Fund
Aetna International Growth Fund
Aetna Asian Growth Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus.

ANN.AET.2-1 (10/95)

["Recycled" symbol] Printed on recycled paper using soybean ink